[LOGO] STATE STREET RESEARCH

Large-Cap Value Fund
--------------------------------------------------------------------------------

                                   [GRAPHIC]

                                Annual Report to Shareholders
                                June 30, 2001

   Contents

2  12 Month Review
   A look at the fund and its market
   environment over the past 12 months

4  Performance in Perspective
   The most recent performance in the
   context of the fund's track record

6  The Fund in Detail
   Portfolio holdings, financials and notes

From the Chairman

Rebound?

After a challenging year for the stock market, investors are hoping that the upswing in the second quarter of 2001 is a sign that the worst is behind us. The economy is still showing signs of weakness, but growth is positive and consumers continue to spend.

[Photo of Richard S. Davis]

Of course, we can't predict what's ahead for the financial markets; but after a period of extreme volatility, we do think it's worth reviewing the investment principles that have guided successful investors for decades: Be patient. Diversify to spread investment risk. And, stick to your regular investment plan. If you're not in the market, you can't benefit when it turns around. These time-tested investment principles may not offer a shortcut to your financial goals, but they describe a road well-traveled by successful investors.

Sincerely,

/s/ Richard S. Davis

Richard S. "Dick" Davis
Chairman
June 30, 2001

[GRAPHIC]

12 Month Review   Management's Discussion of Fund Performance Part 1

                           How State Street Research
                         Large-Cap Value Fund Performed

State Street Research Large-Cap Value Fund delivered strong performance despite a generally volatile stock market. The fund returned 19.50% for the 12-month period ended June 30, 2001.(1) That was significantly better than the Russell 1000(R) Value Index, which returned 10.33% over the same period.(2) The fund also outpaced the Lipper Large-Cap Value Funds Average, which returned 3.76% for the period.(3)

Reasons for the Fund's Performance
Value stocks led the market and good stock selection enabled the fund to post strong results. Our stock picking was most successful in four sectors: industrial, finance, consumer non-durable and utilities. A year ago, stock valuations in these areas were inexpensive relative to their respective business prospects. Attractive valuations, plus the beneficial impact of declining interest rates, enabled our holdings in these sectors to outperform.

Changes in the Portfolio
Changes enacted in the portfolio over the past year have largely been valuation-driven. We reduced our investments in utilities, particularly electric utilities, and also decreased our exposure to energy. As valuations came down, we boosted the fund's exposure to technology by investing in depressed firms such as Compaq, Intel and Sun Microsystems. We continue to overweight the consumer discretionary sector, where we believe we can find growth companies at value prices.

Outlook
Over time our strategy's consistency should help us maintain a competitive edge over our peer group while our fundamental analysis and price-driven discipline helps us maintain an advantage over the Russell 1000 Value Index.

More Management's Discussion of Fund Performance on pages 4 and 5. [ ]

Because financial markets and mutual fund strategies are constantly evolving, it is possible that the fund's holdings, market stance, outlook for various industries or securities and other matters discussed in this report have changed since this information was prepared. Portfolio changes should not be considered recommendations for action by individual investors.

Class A Shares(1)

      19.50% [UP ARROW]

"We are looking for value opportunities among depressed growth companies that now meet our value criteria."

[Photo of Peter Zuger]
Peter Zuger
Portfolio Manager,
State Street Research
Large-Cap Value Fund

Russell 1000
Value Index(2)

      10.33% [UP ARROW]


2 State Street Research Large-Cap Value Fund

[GRAPHIC] The Fund at a Glance as of 6/30/01

State Street Research Large-Cap Value Fund invests in large-cap stocks.

                         Total Net Assets: $136 million
--------------------------------------------------------------------------------
Hits & Misses

[GRAPHIC]
Industrial Stocks

Among industrial firms, Caterpillar, Minnesota Mining and Manufacturing and Fort James performed well. The former two benefited as investors rotated to firms with better earnings prospects. The latter was acquired by Georgia-Pacific.

[GRAPHIC]
Media/Telecommunications

Disney, General Motors Class H and Motorola had a negative impact on returns for the year. Each company experienced disappointing fundamentals. However, we believe their long-term prospects are attractive, so we have maintained our investments in all three.

Top 10 Holdings

         Issuer/Security                 % of fund assets

 1       Citigroup                                   3.2%
 2       Morgan Stanley Dean Witter                  2.7%
 3       Cendant                                     2.5%
 4       AT&T-Liberty Media                          2.4%
 5       Sprint                                      2.4%
 6       Motorola                                    2.4%
 7       General Motors                              2.4%
 8       Compaq                                      2.3%
 9       Worldcom                                    2.3%
10       Intel                                       2.3%
         Total                                      24.9%

See page 9 for more detail.

Performance: Class A

Fund average annual total return as of 6/30/01(4, 6) (does not reflect sales charge)

        1 Year    5 Years    10 Years
---------------------------------------------
        19.50%    13.56%     14.94%

Fund average annual total return as of 6/30/01(4, 5, 6) (at maximum applicable sales charge)

        1 Year    5 Years    10 Years
---------------------------------------------
        12.63%    12.23%     14.26%

See pages 4 and 5 for data on other share classes.

Russell 1000 Value Index as of 6/30/01(2)

        1 Year    5 Years    10 Years
---------------------------------------------
        10.33%    14.95%     15.75%


--------------------------------------------------------------------------------

Top 5 Industries
by % of fund assets

[THE FOLLOWING INFORMATION WAS REPRESENTED AS A BAR CHART IN THE PRINTED
MATERIAL]

June 30, 2000

Telecommunications                              13.5%
Miscellaneous Financial                          8.7%
Integrated International Oil                     7.1%
Insurance                                        6.1%
Banks and Savings & Loans                        6.0%


June 30, 2001

Banks and Savings & Loans                       11.3%
Utilities: Telecommunications                    9.5%
Miscellaneous Financial                          8.1%
Insurance                                        6.0%
Integrated Oils: Integrated International        5.8%


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Ticker Symbols
State Street Research Large-Cap Value Fund
Class A:SSAVX   Class B(1):SSVPX   Class B:SSBIX   Class C:SSDVX   Class S:SSVCX


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1  Does not reflect sales charge.

2 The Russell 1000 Value Index contains only those stocks in the Russell 1000 Index (a large company index) that show below-average growth. The index is unmanaged and does not take transaction charges into consideration. It is not possible to invest directly in the index.

3 The Lipper Large-Cap Value Funds Average shows performance of a category of mutual funds with similar goals. The Lipper average shows you how well the fund has done compared with competing funds.


4 Keep in mind that past performance is no guarantee of future results. The fund's share price, yield and return will fluctuate, and you may have a gain or loss when you sell your shares. All returns assume reinvestment of capital gains distributions and income dividends at net asset value.

5  Performance reflects a maximum 5.75% Class A share front-end sales charge.

6 Performance results for the fund are increased by the voluntary reduction of fund fees and expenses, without subsidization performance would have been lower.

[GRAPHIC]
Performance in Perspective  Management's Discussion of Fund Performance Part 2

                    Performance Figures as of June 30, 2001

These two pages focus on the fund's long-term track record. While a mutual fund's past performance is not a guarantee of future results, long-term returns can serve as an important context for evaluating recent performance. Three ways of measuring long-term performance are cumulative returns, average annual returns and the change in dollar value over time of a given investment. Information about these measures follows, while the share class boxes contain the results of these measures for each share class.


Cumulative Total Return
This represents the total percentage you would have earned or lost if you had invested a lump sum in the fund and left it there until the end of the period indicated. Performance would be lower if sales charges were reflected.

Aggregate Total Return
Average annual total return percentage is the rate you would have had to earn during each year of a given time period--say, five years--in order to end up with the fund's actual cumulative return for those five years. In reality, of course, fund performance varies from year to year. Because of this, a fund's actual performance for a given year may be higher or lower than an average annual performance figure.

$10,000 Over 10 years
This example is similar to cumulative total return, but uses dollars rather than percentages, and assumes that the lump sum you invested was $10,000. It also compares fund performance to the performance of a market index.

--------------------------------------------------------------------------------
        Class A  Front Load

o Initial sales charge of 5.75% or less, with lower sales charges for larger investments (see a prospectus for details)
o Lower annual expenses than Class B(1) or Class C shares because of lower service (12b-1) fee of 0.30%


Cumulative Total Return            1 Year    5 Years    10 Years
(does not reflect               -----------------------------------
sales charge)                      19.50%    88.89%     302.53%



Average Annual Total Return        1 Year    5 Years    10 Years
(at maximum applicable          -----------------------------------
sales charge)                      12.63%    12.23%     14.26



$10,000 Over 10 years

[THE FOLLOWING INFORMATION WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

                                 Russell 1000
                   Class A       Value Index       S&P 500 Index
                   ---------------------------------------------
1991                 9425           10000              10000
1992                11146           11593              11339
1993                13417           14103              12882
1994                13542           14326              13062
1995                16025           17258              16462
1996                20085           21509              20739
1997                26294           28647              27931
1998                33556           36907              36359
1999                36779           42948              44630
2000                31747           39117              47867
2001                37939           43159              40772

--------------------------------------------------------------------------------
        Class B(1)  Back Load for accounts opened after 1/1/99

o No initial sales charge
o Deferred sales charge of 5% or  less on shares you sell within six years
o Annual distribution/service (12b-1) fee of 1.00%
o Automatic conversion to Class A shares after eight years, reducing future annual expenses


Cumulative Total Return            1 Year    5 Years    10 Years
(does not reflect               -----------------------------------
sales charge)                      18.66%    82.00%     280.44%



Average Annual Total Return        1 Year    5 Years    10 Years
(at maximum applicable          -----------------------------------
sales charge)                      13.66%    12.48%     14.30%

$10,000 Over 10 years

[THE FOLLOWING INFORMATION WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

                                 Russell 1000
                   Class B(1)    Value Index       S&P 500 Index
                   ---------------------------------------------
1991                 10000          10000             10000
1992                 11827          11593             11339
1993                 14225          14103             12882
1994                 14277          14326             13062
1995                 16804          17258             16462
1996                 20903          21509             20739
1997                 27156          28647             27931
1998                 34398          36907             36359
1999                 37427          42948             44630
2000                 32062          39117             47867
2001                 38044          43159             40772


4 State Street Research Large-Cap Value Fund

       Class B Back Load   (only available through exchanges from another
                            Class B account)

o No initial sales charge
o Deferred sales charge of 5% or less on shares you sell within five years
o Annual distribution/service (12b-1) fee of 1.00%
o Automatic conversion to Class A shares after eight years, reducing future annual expenses

Cumulative Total Return            1 Year    5 Years    10 Years
(does not reflect               -----------------------------------
sales charge)                      18.66%    82.07%     280.59%

Average Annual Total Return        1 Year    5 Years    10 Years
(at maximum applicable          -----------------------------------
sales charge)                      13.66%    12.49%     14.30%

$10,000 Over 10 years

[THE FOLLOWING INFORMATION WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

                                 Russell 1000
                   Class B       Value Index       S&P 500 Index
                   ---------------------------------------------
1991                10000           10000             10000
1992                11827           11593             11339
1993                14225           14103             12882
1994                14277           14326             13062
1995                16804           17258             16462
1996                20903           21509             20739
1997                27156           28647             27931
1998                34398           36907             36359
1999                37431           42948             44630
2000                32073           39117             47867
2001                38059           43159             40772

--------------------------------------------------------------------------------
       Class C     Level Load

o No initial sales charge
o Deferred sales charge of 1%, paid if you sell shares within one year of purchase
o Lower deferred sales charge than Class B(1) shares
o Annual distribution/service (12b-1) fee of 1.00%
o No conversion to Class A shares after eight years, so annual expenses do not decrease

Cumulative Total Return            1 Year    5 Years    10 Years
(does not reflect               -----------------------------------
sales charge)                      18.69%    82.36%     280.94%

Average Annual Total Return        1 Year    5 Years    10 Years
(at maximum applicable          -----------------------------------
sales charge)                      17.69%    12.77%     14.31%

$10,000 Over 10 years

[THE FOLLOWING INFORMATION WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

                                 Russell 1000
                   Class C       Value Index       S&P 500 Index
                   ---------------------------------------------
1991                10000           10000             10000
1992                11827           11593             11339
1993                14224           14103             12882
1994                14288           14326             13062
1995                16792           17258             16462
1996                20890           21509             20739
1997                27141           28647             27931
1998                34417           36907             36359
1999                37449           42948             44630
2000                32094           39117             47867
2001                38094           43159             40772

--------------------------------------------------------------------------------
       Class S     Special Programs

o Available through certain retirement accounts, advisory accounts of the investment manager and other programs that usually involve special conditions and separate fees (see a prospectus for details)
o No sales charges of any kind
o No distribution/service (12b-1) fees; annual expenses are lower than for other share classes

Cumulative Total Return             1 Year    5 Years    10 Years
(does not reflect                -----------------------------------
sales charge)                       19.89%    91.30%     312.35%

Average Annual Total Return         1 Year    5 Years    10 Years
(at maximum applicable           -----------------------------------
sales charge)                       19.89%    13.85%     15.22%

$10,000 Over 10 years

[THE FOLLOWING INFORMATION WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

                                 Russell 1000
                   Class S       Value Index       S&P 500 Index
                   ---------------------------------------------
1991                10000            10000             10000
1992                11827            11593             11339
1993                14236            14103             12882
1994                14436            14326             13062
1995                17154            17258             16462
1996                21556            21509             20739
1997                28279            28647             27931
1998                36169            36907             36359
1999                39728            42948             44630
2000                34395            39117             47867
2001                41235            43159             40772

--------------------------------------------------------------------------------
A Closer Look [GRAPHIC]

12b-1 fees

12b-1 fees are named after the SEC rule that permits them.

The fund pays 12b-1 fees to cover service and distribution costs. The fees cover personal services and the maintenance of shareholder accounts. The fees also cover selling and marketing expenditures for the sale of fund shares.

The fund pays 12b-1 fees out of its assets, so shareholders see them as an indirect charge rather than a direct charge.


All of the performance figures on these pages assume reinvestment of dividends and distributions at net asset value.

The average annual total returns for the fund also include the effects of any fees and sales charges that would apply for each share class.

The S&P 500 Index (officially the "Standard & Poor's 500 Composite Stock Price Index") is an unmanaged index of 500 U.S. stocks. The Russell 1000 Value Index contains only those stocks in the Russell 1000 Index (a large company index) that show below-average growth. The indexes are unmanaged and do not take transaction charges into consideration. It is not possible to invest directly in an index.

Keep in mind that past performance is no guarantee of future results. The fund's share price, yield and return will fluctuate, and you may have a gain or loss when you sell your shares.

Performance for Class B(1) reflects Class B performance through December 31, 1998. Class B(1) was introduced January 1, 1999.

[GRAPHIC]
The Fund in Detail

The following pages describe the fund in detail as of the date of this report. They provide a "snapshot" of the fund's holdings at one moment in time (the report date), describe the financial dimensions of its operations for the past fiscal year, and give a summary of operations on a per-share basis for the past five fiscal years. There's also an overview of the fund and its business structure, as well as information on the accounting policies the fund uses in arriving at the figures it presents here.

[GRAPHIC]

Together, the words and numbers in this section offer a comprehensive picture of the fund and its recent activities. In fact, the text and notes on pages 7 to 18 are an integral part of the financial statements, which wouldn't be complete without them.

For more information about the fund's strategies, risks and expenses, refer to the fund's prospectus; you'll need to read it before making any investments. The prospectus also has more details on the fund's share classes and its policies for shareholder accounts. To obtain a copy of any State Street Research prospectus, see the back cover of this report.

Keep in mind that in annual reports, the portfolio holdings and financial statements are audited, while in semiannual reports they are unaudited.


6 State Street Research Large-Cap Value Fund

About the Fund
--------------------------------------------------------------------------------

Business Structure

State Street Research Large-Cap Value Fund (formerly State Street Research Argo
Fund) is a mutual fund that allows shareholders to pool their assets for investment in a portfolio of securities. This fund is a series of State Street Research Equity Trust, a Massachusetts business trust, and is an open-end management investment company.

Four entities administer the fund's main business functions:

  o The board of trustees oversees the fund with its shareholders' interests in mind and have ultimate responsibility for the fund's activities.

  o The investment manager, State Street Research & Management Company, is responsible for the fund's investment and business activities, and receives the management fee as compensation.

  o The distributor, State Street Research Investment Services, Inc., sells shares of the fund, handles investor inquiries and transaction orders, and provides other shareholder services.

  o The custodian, State Street Bank and Trust Company, holds fund securities, provides data on their market value, and handles related services.

The investment manager and the distributor are subsidiaries of MetLife, Inc. ("MetLife"). State Street Bank and Trust Company is not affiliated with MetLife (the similarity between its name and the names of the investment manager and distributor is coincidental). A majority of the trustees consists of people who are not affiliated with MetLife or any of its subsidiaries. The distributor pays a portion of its fees to MetLife for services it provides, including maintaining the accounts of some investors who hold shares through their firm's employee benefit plans and other sponsored arrangements.

Goal and Strategy

The fund seeks to provide long-term growth of capital and, secondarily, income. In seeking to achieve its investment objective, the fund invests at least 65% of total assets in large-cap value stocks, which may include common and preferred stocks, convertible securities and warrants. In keeping with its secondary goal, the fund also considers a company's potential for paying dividends.

Share Classes

The fund generally offers four share classes, each with its own sales charge and expense structure. The fund also offers an additional class of shares (Class B), but only to current Class B shareholders through reinvestment of dividends and distributions or through exchanges from existing Class B accounts of other State Street Research funds.

Class A shares are subject to an initial sales charge of up to 5.75% and pay annual service and distribution fees equal to 0.30% of average daily net assets. Class B(1) and Class B shares pay annual service and distribution fees of 1.00% and both classes automatically convert into Class A shares (which pay lower ongoing expenses) at the end of eight years. Class B(1) and Class B shares are subject to a contingent deferred sales charge on certain redemptions made within six years and five years of purchase, respectively. Class C shares are subject to a contingent deferred sales charge of 1.00% on any shares redeemed within one year of their purchase and shares also pay annual service and distribution fees of 1.00%. Class S shares are only offered through certain retirement accounts, advisory accounts of the investment manager, and special programs. No sales charge is imposed at the time of purchase or redemption of Class S shares. Class S shares do not pay any service or distribution fees.


            The text and notes are an integral part of the financial statements.

The Fund's Accounting Policies
--------------------------------------------------------------------------------

In keeping with accounting principles generally accepted in the United States of America, the fund has used the following policies in preparing the portfolio holdings and financial statements in this report:

The fund values all portfolio securities as of the date of this report (or, if that day was not a business day, then the most recent business day). The fund uses the following methods for determining the values of various types of securities:

  o Listed securities -- The fund uses the price of the last sale on a national securities exchange that was quoted before the close of the New York Stock Exchange.

  o Over-the-counter securities -- The fund uses the closing prices quoted on the Nasdaq system. If a security has not traded that day, or if it is not quoted on the Nasdaq system, the value is set at halfway between the closing bid and asked quotations.

  o Securities maturing within 60 days -- The fund adjusts the value of these securities daily, moving them closer to the amount due on maturity as the maturity date approaches.

The fund accounts for each purchase and sale of portfolio securities on the trade date. In calculating realized gains or losses, the fund takes as its cost basis the identified cost of securities sold.

The fund records investment income from portfolio securities as follows:

  o Interest -- The fund accrues interest daily as it is earned.

  o Cash dividends -- The fund accrues these on the ex-dividend date.

The fund may seek additional income by lending portfolio securities to qualified institutions. The fund will receive cash or securities as collateral in the amount equal to at least 100% of the current market value of any loaned securities, plus accrued interest. By reinvesting any cash collateral it receives in theses transactions, the fund could realize additional gains or losses. If the borrower fails to return the securities and the collateral has declined in value, the fund could lose money. The fund accounts for income from the lending of its securities by including it in interest income.



The fund distributes its net earnings to its shareholders. The fund calculates these distributions using federal income tax regulations. As a result, they may be different than if the fund used generally accepted accounting principles. The fund distributes its earnings on the following schedule:

  o Dividends from net investment income -- The fund ordinarily declares and pays these quarterly.

  o Net realized capital gains -- The fund distributes these annually, if any, and may make an additional distribution if tax regulations make it necessary.

If the fund has no earnings to distribute, it will not make a distribution.

The fund does not intend to pay federal income tax. It has elected to be exempt from taxes under Subchapter M of the Internal Revenue Code, in part because it makes distributions as described above.

The fund pays expenses as follows:

  o Expenses attributed to the fund -- The fund pays these directly. Examples of these expenses include the management fee, transfer agent fee, custodian fee and distribution and service fees.

  o Expenses attributed to the trust of which the fund is a series -- These expenses are divided among all funds in the trust. Each fund pays a proportional share. Examples of these expenses include legal fees and trustees' fees.

The fund has used certain estimates and assumptions in preparing this report. Although they are necessary in order to follow generally accepted accounting principles, these estimates and assumptions affect several key areas, including the reported amounts of assets and liabilities and income and expenses. Actual results could differ from those estimates.


The text and notes are an integral part of the financial statements. 8 State Street Research Large-Cap Value Fund

Portfolio Holdings
--------------------------------------------------------------------------------
June 30, 2001

The listings that begin on this page detail the fund's investment holdings as of the report date. We have grouped the holdings by asset class and by smaller sub-groups as well. For example, we have grouped this fund's stocks by sector of the economy, and then by specific industry within each sector.

The solid colored circles (1) show the fund's ten largest holdings, with the number in the circle showing where the holding ranks in the top ten.


--------------------------------------------------------------------------------
Notes about specific elements of the financials are called out in boxes such as this.
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
KEY TO SYMBOLS

* Denotes a security which has not paid a dividend during the last year.

# Denotes an American Depositary Receipt or a Global Depositary Receipt, a form of ownership of foreign securities that is traded in the United States and denominated in U.S. dollars.
--------------------------------------------------------------------------------

     Issuer                                            Shares         Value
     ---------------------------------------------------------------------------

     Common Stocks 98.0% of net assets

     Automobiles & Transportation 3.9% of net assets
     ---------------------------------------------------------------------------
     Air Transport 1.0%
     AMR Corp.*                                        38,300      $1,376,429
                                                                 ------------
     Automotive Parts 1.9%
     Delphi Automotive Systems Corp.                  163,839       2,609,956
                                                                 ------------

     Railroads 1.0%
     Burlington Northern Santa Fe Corp.                45,300       1,366,701
                                                                 ------------
     Total Automobiles & Transportation                             5,353,086
                                                                 ------------
     Consumer Discretionary 18.7% of net assets
     ---------------------------------------------------------------------------
     Advertising Agencies 1.9%
     Interpublic Group of Companies, Inc.              89,300       2,620,955
                                                                 ------------
     Commercial Services 2.5%
(3)  Cendant Corp.*                                   177,100       3,453,450
                                                                 ------------
     Communications, Media & Entertainment 4.5%
(4)  AT&T-Liberty Media Corp. Cl. A *                 187,600       3,281,124
     Walt Disney Co.                                   97,200       2,808,108
                                                                 ------------
                                                                    6,089,232
                                                                 ------------
     Consumer Products 1.9%
     Kimberly-Clark Corp.                              47,100       2,632,890
                                                                 ------------
     Printing & Publishing 3.1%
     Gannett Inc.                                      20,700       1,364,130
     News Corp. Ltd. #                                 75,200       2,793,680
                                                                 ------------
                                                                    4,157,810
                                                                 ------------
     Restaurants 2.0%
     McDonald's Corp.                                 101,200       2,738,472
                                                                 ------------
     Retail 2.8%
     Federated Department Stores Inc.*                 43,100       1,831,750
     Staples Inc.*                                    127,400       1,926,288
                                                                 ------------
                                                                    3,758,038
                                                                 ------------
     Total Consumer Discretionary                                  25,450,847
                                                                 ------------
     Consumer Staples 5.0% of net assets
     ---------------------------------------------------------------------------
     Foods 1.2%
     Kraft Foods Inc.*                                 51,100       1,584,100
                                                                 ------------
     Household Products 1.8%
     Procter & Gamble Co.                              38,700       2,469,060
                                                                 ------------
     Tobacco 2.0%
     Philip Morris Companies, Inc.                     53,500       2,715,125
                                                                 ------------
     Total Consumer Staples                                         6,768,285
                                                                 ------------

            The text and notes are an integral part of the financial statements.

Portfolio Holdings CONTINUED
--------------------------------------------------------------------------------
June 30, 2001

     Issuer                                           Shares          Value
     ---------------------------------------------------------------------------

     Financial Services 25.4% of net assets
     ---------------------------------------------------------------------------

     Banks & Savings & Loan 11.3%
     Bank of America Corp.                           $22,000       $1,320,660
     FleetBoston Financial Corp.*                     69,200        2,729,940
     J.P. Morgan Chase & Co.                          65,100        2,903,460
     SunTrust Banks Inc.                              38,300        2,481,074
     US Bancorp                                      132,800        3,026,512
     Wells Fargo & Co.                                61,400        2,850,802
                                                                 ------------
                                                                   15,312,448
                                                                 ------------
     Insurance 6.0%
     American International Group Inc.                30,000        2,580,000
     Hartford Financial Services Group, Inc.          38,700        2,647,080
     XL Capital Ltd. Cl. A                            36,300        2,980,230
                                                                 ------------
                                                                    8,207,310
                                                                 ------------
     Miscellaneous Financial 8.1%
(1)  Citigroup, Inc.                                  82,000        4,332,880
     Marsh & McLennan Companies, Inc.                 29,000        2,929,000
(2)  Morgan Stanley Dean Witter & Co.                 57,300        3,680,379
                                                                 ------------
                                                                   10,942,259
                                                                 ------------
     Total Financial Services                                      34,462,017
                                                                 ------------
     Healthcare 4.2% of net assets
     ---------------------------------------------------------------------------
     Drugs & Biotechnology 4.2%
     Pharmacia Corp.                                  61,000        2,802,950
     Schering-Plough Corp.                            81,200        2,942,688
                                                                 ------------
     Total Healthcare                                               5,745,638
                                                                 ------------
     Integrated Oils 7.8% of net assets
     ---------------------------------------------------------------------------
     Integrated Domestic 2.0%
     Unocal Corp.                                     79,100        2,701,265
                                                                 ------------
     Integrated International 5.8%
     BP PLC #                                         57,764        2,879,535
     Exxon Mobil Corp.                                29,600        2,585,560
     Texaco Inc.                                      36,300        2,417,580
                                                                 ------------
                                                                    7,882,675
                                                                 ------------
     Total Integrated Oils                                         10,583,940
                                                                 ------------
     Materials & Processing 7.1% of net assets
     ---------------------------------------------------------------------------
     Chemicals 3.3%
     E.I. Du Pont De Nemours & Co.                    45,200        2,180,448
     Rohm & Haas Co.                                  70,900        2,332,610
                                                                 ------------
                                                                    4,513,058
                                                                 ------------
     Non-Ferrous Metals 2.0%
     Alcoa Inc.                                       66,600        2,624,040
                                                                 ------------
     Paper & Forest Products 1.8%
     International Paper Co.                          69,300        2,474,010
                                                                 ------------
     Total Materials & Processing                                   9,611,108
                                                                 ------------
     Other 0.9% of net assets
     ---------------------------------------------------------------------------
     Multi-Sector 0.9%
     Honeywell International Inc.                     35,300        1,235,147
                                                                 ------------
     Total Other                                                    1,235,147
                                                                 ------------
     Other Energy 2.9% of net assets
     ---------------------------------------------------------------------------
     Oil & Gas Producers 1.3%
     Anadarko Petroleum Corp.                         32,000        1,728,960
                                                                 ------------
     Oil Well Equipment & Services 1.6%
     Schlumberger Ltd.                                40,700        2,142,855
                                                                 ------------
     Total Other Energy                                             3,871,815
                                                                 ------------
     Producer Durables 1.3% of net assets
     ---------------------------------------------------------------------------
     Machinery 1.3%
     Caterpillar Inc.                                 36,100        1,806,805
                                                                 ------------
     Total Producer Durables                                        1,806,805
                                                                 ------------
     Technology 11.3% of net assets
     ---------------------------------------------------------------------------
     Communications Technology 4.7%
(7)  General Motors Corp. Cl. H*                     158,600        3,211,650
(6)  Motorola Inc.                                   194,000        3,212,640
                                                                 ------------
                                                                    6,424,290
                                                                 ------------
(8)  Computer Technology 4.3%
     Compaq Computer Corp.                           202,200        3,132,078
     Sun Microsystems Inc.*                          164,700        2,659,905
                                                                 ------------
                                                                    5,791,983
                                                                 ------------
     Electronics: Semiconductors/Components 2.3%
(10) Intel Corp.                                     102,400        3,098,624
                                                                 ------------
     Total Technology                                              15,314,897
                                                                 ------------
     Utilities 9.5% of net assets
     ---------------------------------------------------------------------------
     Telecommunications 9.5%
     AT&T Corp.                                       64,100        1,410,200
     Bellsouth Corp.                                  35,800        1,441,666
     SBC Communications Inc.                          60,100        2,407,606
(5)  Sprint Corp.                                    151,400        3,233,904
     Verizon Communications Inc.                      25,300        1,353,550
(9)  Worldcom Inc.*                                  208,000        3,099,200
                                                                 ------------
     Total Utilities                                               12,946,126
                                                                 ------------
     Total Common Stocks                                          133,149,711(1)
                                                                 ------------
--------------------------------------------------------------------------------
(1) The fund paid a total of $122,696,882 for these securities.
--------------------------------------------------------------------------------

The text and notes are an integral part of the financial statements.


10 State Street Research Large-Cap Value Fund

                                 Coupon   Maturity     Amount of
Issuer                           Rate     Date         Principal     Value
--------------------------------------------------------------------------------

Commercial Paper  2.4% of net assets
American Express Credit Corp.    3.70%    7/02/2001    $643,000      $642,934
American Express Credit Corp.    3.81%    7/03/2001   1,936,000     1,935,590
American Express Credit Corp.    3.90%    7/05/2001     710,000       709,692
                                                                 ------------
Total Commercial Paper                                              3,288,216(2)
                                                                 ------------

-------------------------------------------------------------
(2) The fund paid a total of $3,288,216 for these securities.
-------------------------------------------------------------

                                             % of
                                           Net Assets
--------------------------------------------------------------------------------

Summary of Portfolio Assets

Total Investments                            100.4%              $136,437,927(3)
Cash and Other Assets, Less Liabilities       (0.4)%                 (513,189)
                                             ------              ------------
Net Assets                                   100.0%              $135,924,738
                                             ======              ============

---------------------------------------------------------------
(3) The fund paid a total of $125,985,098 for these securities.
---------------------------------------------------------------


--------------------------------------------------------------------------------
Federal Income Tax Information

At June 30, 2001, the net unrealized appreciation of investments based on cost for federal income tax purposes of $126,424,598 was as follows:

Aggregate gross unrealized appreciation for all investments
in which there is an excess of value over tax cost                  $16,555,586

Aggregate gross unrealized depreciation for all investments in
which there is an excess of tax cost over value                      (6,542,257)
                                                                   ------------
                                                                    $10,013,329
                                                                   ============
--------------------------------------------------------------------------------

In order to meet certain excise tax distribution requirements under Section 4982 of the Internal Revenue Code, the fund is required to measure and distribute annually, if necessary, net capital gains realized during a 12-month period ending October 31. In this connection, the fund is permitted to defer into its next fiscal year any net capital losses incurred between each November 1 and the end of its fiscal year. From November 1, 1999 through June 30, 2000, the fund incurred net capital losses of $1,455,413 and has deferred and treated such losses as arising in the fiscal year ended June 30, 2001.


            The text and notes are an integral part of the financial statements.

Statement of Assets and Liabilities
--------------------------------------------------------------------------------
June 30, 2001

This is the fund's balance sheet as of the report date. It shows the fund's total assets, its liabilities and, by subtraction, its net assets. It also shows the price for share class as of the report date.

Assets

Investments, at value*                                           $136,437,927(1)
Cash                                                                      744
Collateral for securities on loan                                   1,719,522
Receivable for securities sold                                      1,430,188
Receivable for fund shares sold                                       234,432
Dividends and interest receivable                                     131,275
                                                                 ------------
                                                                  139,954,088

Liabilities

Payable for securities purchased                                    1,754,301
Payable for collateral received on securities loaned                1,719,522
Payable for fund shares redeemed                                      164,768
Accrued management fee                                                139,511
Accrued transfer agent and shareholder services                       111,890
Accrued trustees' fees                                                 22,337
Accrued administration fee                                              7,272
Other accrued expenses                                                109,749
                                                                 ------------
                                                                    4,029,350
                                                                 ------------
Net Assets                                                       $135,924,738
                                                                 ============
Net Assets consist of:
  Undistributed net investment income                                 $67,475
  Unrealized appreciation of investments                           10,452,829
  Accumulated net realized gain                                     9,117,733
  Paid-in capital                                                 116,286,701
                                                                 ------------
                                                                 $135,924,738(2)
                                                                 ============

*Includes securities on loan valued at $1,596,699


--------------------------------------------------------------------------------
(1) The fund paid a total of $125,985,098 for these securities.
--------------------------------------------------------------------------------
(2)                Net Asset Value (NAV) of Each Share Class

Except where noted, the NAV is the offering and the redemption price for each class.

Class   Net Assets   /       Number of Shares   =   NAV

A       $63,750,624          3,785,777             $16.84*
B(1)    $15,995,200            986,479             $16.21**
B       $34,879,588          2,144,958             $16.26**
C       $3,073,604             189,012             $16.26**
S       $18,225,722          1,083,920             $16.81

*  Maximum offering price per share = $17.87 ($16.84 / 0.9425)
** When you sell Class B(1), Class B or Class C shares, you receive the net asset value minus deferred sales charge, if any.
--------------------------------------------------------------------------------


The text and notes are an integral part of the financial statements. 12 State Street Research Large-Cap Value Fund

Statement of Operations
--------------------------------------------------------------------------------
For the year ended June 30, 2001

This shows what the fund earned and lost over the report period, and what its expenses were.

Investment Income

Dividends, net of foreign taxes                                   $2,121,849(1)
Interest                                                             195,684(2)
                                                                 -----------
                                                                   2,317,533
Expenses

Administration fee                                                    92,372(3)
Management fee                                                       791,087(4)
Transfer agent and shareholder services                              483,234(5)
Custodian fee                                                        100,331
Reports to shareholders                                               47,829
Registration fees                                                     38,584
Audit fee                                                             28,112
Trustees' fees                                                        11,264(6)
Distribution and service fees - Class A                              171,934(7)
Distribution and service fees - Class B(1)                           105,418(7)
Distribution and service fees - Class B                              347,410(7)
Distribution and service fees - Class C                               15,149(7)
Legal fees                                                            11,466
Miscellaneous                                                         12,018
                                                                 -----------
                                                                   2,256,208
Expenses borne by the Distributor                                   (389,250)(8)
Fees paid indirectly                                                 (25,350)(9)
                                                                 -----------
                                                                   1,841,608
                                                                 -----------
Net investment income                                                475,925
                                                                 -----------

Realized and Unrealized Gain
  on Investments

Net realized gain on investments                                  15,133,094(10)
Change in unrealized appreciation
  of investments                                                   4,806,743
                                                                 -----------
Net gain on investments                                           19,939,837
                                                                 -----------
Net increase in net assets resulting
  from operations                                                $20,415,762
                                                                 ===========

--------------------------------------------------------------------------------
(1)  The fund paid foreign taxes of $8,079.
--------------------------------------------------------------------------------
(2) Includes $5,533 in income from the lending of portfolio securities. As of the report date, the fund had a total of $1,596,699 of securities out on loan and was holding a total of $1,719,522 in collateral (consisting entirely of cash collateral invested in State Street Navigator Securities Lending Prime Portfolio) related to those loans.
--------------------------------------------------------------------------------
(3) Payments made to the investment manager for certain administrative costs incurred in providing other assistance and services to the fund. The fee is based on a fixed amount that has been allocated equally among the State Street Research funds.
--------------------------------------------------------------------------------
(4)  The management fee is 0.65% of fund net assets, annually.
--------------------------------------------------------------------------------
(5) Includes a total of $244,929 paid to the distributor for the services it provided and to MetLife for similar services it provided, including maintaining the accounts of some investors who hold shares through the firm's employee benefit plans and other sponsored arrangements. Total shareholder service costs are allocated to each fund in the same ratios as the transfer agent costs.
--------------------------------------------------------------------------------
(6) Paid only to trustees who aren't currently affiliated with the adviser (the fund doesn't pay trustees fees to affiliated trustees).
--------------------------------------------------------------------------------
(7) Payments made to the distributor under the fund's 12b-1 plans. The fees cover personal services and the maintenance of shareholder accounts. The fees also cover distribution and marketing expenditures for the sale of fund shares.
--------------------------------------------------------------------------------
(8) Represents the share of expenses that the fund's distributor and its affiliates paid voluntarily.
--------------------------------------------------------------------------------
(9)  Represents transfer agents credits earned from uninvested cash balances.
--------------------------------------------------------------------------------
(10) To earn this, the fund sold $97,721,784 of securities. During this same period, the fund also bought $104,503,685 worth of securities. These figures don't include short-term obligations or U.S. government securities.
--------------------------------------------------------------------------------


            The text and notes are an integral part of the financial statements.

Statement of Changes in Net Assets
--------------------------------------------------------------------------------

This shows how the fund's size changed over the report period, including changes that resulted from investment performance as well as those that resulted from shareholders.

                                                       Years ended June 30
--------------------------------------------------------------------------------
                                                      2000             2001
--------------------------------------------------------------------------------

Increase (Decrease) in Net Assets

Operations:
Net investment income                              $1,384,425       $475,925
Net realized gain on investments                      887,647     15,133,094
Change in unrealized appreciation
  (depreciation) of investments                   (31,179,928)     4,806,743
                                                 ---------------------------
Net increase (decrease) resulting
  from operations                                 (28,907,856)    20,415,762
                                                 ---------------------------
Dividends from net
  investment income:
  Class A                                            (795,050)      (258,535)
  Class B(1)                                          (47,937)        (5,153)
  Class B                                            (237,586)       (13,073)
  Class C                                              (6,630)          (859)
  Class S                                            (508,673)      (118,766)
                                                 ---------------------------
                                                   (1,595,876)      (396,386)
                                                 ---------------------------

Distributions from capital gains:
  Class A                                         (13,436,842)    (1,568,097)
  Class B(1)                                         (995,188)      (271,126)
  Class B                                         (10,565,711)    (1,001,069)
  Class C                                            (274,321)       (33,141)
  Class S                                         (10,933,557)      (480,706)
                                                 ---------------------------
                                                  (36,205,619)    (3,354,136)(1)
                                                 ---------------------------
Distribution in excess of
  capital gains:
  Class A                                          (1,096,018)            --
  Class B(1)                                         (109,437)            --
  Class B                                            (767,783)            --
  Class C                                             (18,885)            --
  Class S                                            (623,388)            --
                                                 ---------------------------
                                                   (2,615,511)            --
                                                 ---------------------------
Net increase (decrease) from
  fund share transactions                         (25,080,576)     8,050,929(2)
                                                 ---------------------------
Total increase (decrease)
  in net assets                                   (94,405,438)    24,716,166

Net Assets

Beginning of year                                 205,614,010    111,208,572
                                                 ---------------------------
End of year (including
  undistributed net investment
  income of $0 and $67,475,
  respectively)                                  $111,208,572   $135,924,738
                                                 ===========================

--------------------------------------------------------------------------------
(1) The fund has designated as long-term all of this amount.
--------------------------------------------------------------------------------

The text and notes are an integral part of the financial statements. 14 State Street Research Large-Cap Value Fund

--------------------------------------------------------------------------------
(2) These transactions break down by share class as follows:

                                                                         Years ended June 30
                                                       -----------------------------------------------------------
                                                                2000                             2001
                                                       -----------------------------------------------------------
Class A                                                  Shares        Amount             Shares         Amount
==================================================================================================================
Shares sold                                               553,306      $8,793,448          808,060     $13,373,753*
Issued upon reinvestment of:
  Dividends from net investment income                     56,164         777,397           15,483         243,845
  Distributions from capital gains                        847,618      14,028,642           97,220       1,515,656
Shares redeemed                                        (1,495,144)    (22,427,544)        (709,791)    (11,421,250)
                                                       -----------------------------------------------------------
Net increase (decrease)                                   (38,056)     $1,171,943          210,972      $3,712,004
                                                       -----------------------------------------------------------

Class B(1)                                               Shares        Amount             Shares         Amount
==================================================================================================================
Shares sold                                               391,274      $5,989,098          520,943      $8,317,337**
Issued upon reinvestment of:
  Dividends from net investment income                      3,157          44,799              326           4,933
  Distributions from capital gains                         68,632       1,088,713           17,640         265,480
Shares redeemed                                          (134,897)     (1,901,364)         (85,052)     (1,323,521)***
                                                       -----------------------------------------------------------
Net increase                                              328,166      $5,221,246          453,857      $7,264,229
                                                       -----------------------------------------------------------

Class B                                                  Shares        Amount             Shares         Amount
==================================================================================================================
Shares sold                                               174,042      $2,708,339          127,201      $2,033,341
Issued upon reinvestment of:
  Dividends from net investment income                     16,125         229,943              798          12,095
  Distributions from capital gains                        690,945      11,040,896           65,590         989,815
Shares redeemed                                        (1,382,490)    (19,799,578)        (413,237)     (6,413,547)***
                                                       -----------------------------------------------------------
Net decrease                                             (501,378)    ($5,820,400)        (219,648)    ($3,378,296)
                                                       -----------------------------------------------------------

Class C                                                  Shares        Amount             Shares         Amount
==================================================================================================================
Shares sold                                                39,205        $578,727          122,747      $2,007,496**
Issued upon reinvestment of:
  Dividends from net investment income                        387           5,516               49             734
  Distributions from capital gains                         17,341         277,453            2,014          30,425
Shares redeemed                                           (47,631)       (690,706)         (19,935)       (305,702)****
                                                       -----------------------------------------------------------
Net increase                                                9,302        $170,990          104,875      $1,732,953
                                                       -----------------------------------------------------------

Class S                                                  Shares        Amount             Shares         Amount
==================================================================================================================
Shares sold                                               689,204     $10,593,756          263,828      $4,266,706
Issued upon reinvestment of:
  Dividends from net investment income                     34,527         508,540            7,551         118,698
  Distributions from capital gains                        699,045      11,555,776           30,913         480,697
Shares redeemed                                        (3,230,749)    (48,482,427)        (390,373)     (6,146,062)
                                                       -----------------------------------------------------------
Net decrease                                           (1,807,973)   ($25,824,355)         (88,081)    ($1,279,961)
                                                       -----------------------------------------------------------

      The trustees have the authority to issue an unlimited number of fund shares, with a $.001 par value per share.

* Sales charges collected by the distributor and MetLife were $18,168 and $82,356.

** Like all broker-dealers, MetLife received commissions that were calculated as a percentage of these sales but the commissions of $222,900 and $100 for Class B(1) and Class C, were paid by the distributor, not the fund.

*** Includes $9,486 and $19,912 in deferred sales charges collected by the distributor for Class B(1) and Class B.

****  Includes $54 in deferred sales charges collected by the distributor.
--------------------------------------------------------------------------------


            The text and notes are an integral part of the financial statements.

Financial Highlights
--------------------------------------------------------------------------------
These provide a summary of each share class's financial performance.

                                                                                              Class A
                                                                   ================================================================
                                                                                        Years ended June 30
                                                                   ----------------------------------------------------------------
Per-Share Data                                                      1997(a)      1998(a)      1999(a)      2000(a)      2001(a)
===================================================================================================================================
Net asset value, beginning of year ($)                              17.04        19.68        21.68        21.30        14.57
                                                                   ------       ------       ------       ------       ------
  Net investment income ($)*                                         0.09         0.06         0.13         0.18         0.10
  Net realized and unrealized gain (loss) on investments ($)         4.63         4.74         1.64        (2.75)        2.71
                                                                   ------       ------       ------       ------       ------
Total from investment operations ($)                                 4.72         4.80         1.77        (2.57)        2.81
                                                                   ------       ------       ------       ------       ------
  Dividends from net investment income ($)                          (0.09)       (0.06)       (0.09)       (0.20)       (0.08)
  Distributions from capital gains ($)                              (1.99)       (2.74)       (2.06)       (3.70)       (0.46)
  Distribution in excess of capital gains                              --           --           --        (0.26)          --
                                                                   ------       ------       ------       ------       ------
Total distributions ($)                                             (2.08)       (2.80)       (2.15)       (4.16)       (0.54)
                                                                   ------       ------       ------       ------       ------
Net asset value, end of year ($)                                    19.68        21.68        21.30        14.57        16.84
                                                                   ======       ======       ======       ======       ======
Total return (%)(b)                                                 30.91        27.62         9.61       (13.68)       19.50

Ratios/Supplemental Data
===================================================================================================================================
Net assets at end of year ($ thousands)                            55,239       76,151       76,943       52,086       63,751
Expense ratio (%)*                                                   1.25         1.25         1.26         1.27         1.31
Expense ratio after expense reductions (%)*                          1.25         1.25         1.25         1.26         1.29
Ratio of net investment income to average net assets (%)*            0.54         0.29         0.68         1.11         0.62
Portfolio turnover rate (%)                                         88.07        81.53       118.91        80.37        82.10
*Reflects voluntary reduction of expenses of these amounts (%)       0.15         0.03         0.05         0.24         0.32


                                                                                                         Class B(1)
                                                                                           ========================================
                                                                                                     Years ended June 30
                                                                                           ----------------------------------------
Per-Share Data                                                                                1999(a)(c)   2000(a)      2001(a)
===================================================================================================================================
Net asset value, beginning of year ($)                                                        18.66        20.76        14.09
                                                                                             ------       ------       ------
  Net investment income (loss) ($)*                                                            0.02         0.06        (0.02)
  Net realized and unrealized gain (loss) on investments ($)                                   2.09        (2.67)        2.61
                                                                                             ------       ------       ------
Total from investment operations ($)                                                           2.11        (2.61)        2.59
                                                                                             ------       ------       ------
  Dividends from net investment income ($)                                                    (0.01)       (0.10)       (0.01)
  Distributions from capital gains ($)                                                           --        (3.70)       (0.46)
  Distribution in excess of realized net gains                                                   --        (0.26)          --
                                                                                             ------       ------       ------
Total distributions ($)                                                                       (0.01)       (4.06)       (0.47)
                                                                                             ------       ------       ------
Net asset value, end of year ($)                                                              20.76        14.09        16.21
                                                                                             ======       ======       ======
Total return (%)(b)                                                                           11.30(d)    (14.33)       18.66

Ratios/Supplemental Data
===================================================================================================================================
Net assets at end of year ($ thousands)                                                       4,244        7,504       15,995
Expense ratio (%)*                                                                             2.01(e)      2.01         2.01
Expense ratio after expense reductions (%)*                                                    2.00(e)      2.00         1.99
Ratio of net investment income (loss) to average net assets (%)*                               0.24(e)      0.39        (0.12)
Portfolio turnover rate (%)                                                                  118.91        80.37        82.10
*Reflects voluntary reduction of expenses of these amounts (%)                                 0.04(e)      0.24         0.29


The text and notes are an integral part of the financial statements.
16    State Street Research Large-Cap Value Fund


                                                                                              Class B
                                                                   ================================================================
                                                                                        Years ended June 30
                                                                   ----------------------------------------------------------------
Per-Share Data                                                      1997(a)      1998(a)      1999(a)      2000(a)      2001(a)
===================================================================================================================================
Net asset value, beginning of year ($)                              16.88        19.42        21.25        20.77        14.12
                                                                   ------       ------       ------       ------       ------
  Net investment income (loss) ($)*                                 (0.03)       (0.09)       (0.01)        0.06        (0.01)
  Net realized and unrealized gain (loss) on investments ($)         4.56         4.66         1.59        (2.67)        2.62
                                                                   ------       ------       ------       ------       ------
Total from investment operations ($)                                 4.53         4.57         1.58        (2.61)        2.61
                                                                   ------       ------       ------       ------       ------
  Dividends from net investment income ($)                             --           --           --        (0.08)       (0.01)
  Distributions from capital gains ($)                              (1.99)       (2.74)       (2.06)       (3.70)       (0.46)
  Distribution in excess of capital gains                             --            --           --        (0.26)          --
                                                                   ------       ------       ------       ------       ------
Total distributions ($)                                             (1.99)       (2.74)       (2.06)       (4.04)       (0.47)
                                                                   ------       ------       ------       ------       ------
Net asset value, end of year ($)                                    19.42        21.25        20.77        14.12        16.26
                                                                   ======       ======       ======       ======       ======
Total return (%)(b)                                                 29.91        26.67         8.82       (14.33)       18.66

Ratios/Supplemental Data
====================================================================================================================================
Net assets at end of year ($ thousands)                            25,478       52,211       59,527       33,392       34,880
Expense ratio (%)*                                                   2.00         2.00         2.01         2.01         2.01
Expense ratio after expense reductions (%)*                          2.00         2.00         2.00         2.00         1.99
Ratio of net investment income (loss) to average net assets (%)*    (0.20)       (0.46)       (0.06)        0.37        (0.07)
Portfolio turnover rate (%)                                         88.07        81.53       118.91        80.37        82.10
*Reflects voluntary reduction of expenses of these amounts (%)       0.15         0.03         0.05         0.24         0.33



                                                                                              Class C
                                                                   ================================================================
                                                                                        Years ended June 30
                                                                   ----------------------------------------------------------------
Per-Share Data                                                      1997(a)      1998(a)      1999(a)      2000(a)      2001(a)
===================================================================================================================================
Net asset value, beginning of year ($)                              16.87        19.41        21.26        20.78        14.13
                                                                   ------       ------       ------       ------       ------
  Net investment income (loss) ($)*                                 (0.03)       (0.09)       (0.01)        0.06        (0.02)
  Net realized and unrealized gain (loss) on investments ($)         4.56         4.68         1.59        (2.66)        2.62
                                                                   ------       ------       ------       ------       ------
Total from investment operations ($)                                 4.53         4.59         1.58        (2.60)        2.60
                                                                   ------       ------       ------       ------       ------
Dividends from net investment income ($)                               --           --           --        (0.09)       (0.01)
Distributions from capital gains ($)                                (1.99)       (2.74)       (2.06)       (3.70)       (0.46)
Distribution in excess of capital gains                                --           --           --        (0.26)          --
                                                                   ------       ------       ------       ------       ------
Total distributions ($)                                             (1.99)       (2.74)       (2.06)       (4.05)       (0.47)
                                                                   ------       ------       ------       ------       ------
Net asset value, end of year ($)                                    19.41        21.26        20.78        14.13        16.26
                                                                   ======       ======       ======       ======       ======
Total return (%)(b)                                                 29.93        26.80         8.81       (14.30)       18.69

Ratios/Supplemental Data
===================================================================================================================================
Net assets at end of year ($ thousands)                             1,642        1,718        1,555        1,189       3,074
Expense ratio (%)*                                                   2.00         2.00         2.01         2.01        2.01
Expense ratio after expense reductions (%)*                          2.00         2.00         2.00         2.00        1.99
Ratio of net investment income (loss) to average net assets (%)*    (0.19)       (0.43)       (0.07)        0.36       (0.14)
Portfolio turnover rate (%)                                         88.07        81.53       118.91        80.37       82.10
*Reflects voluntary reduction of expenses of these amounts (%)       0.15         0.03         0.05         0.24        0.28

(a) Per-share figures have been calculated using the average shares method.
(b) Does not reflect any front-end or contingent deferred sales charges.
(c) January 1, 1999 (commencement of share class) to June 30, 1999.
(d) Not annualized.
(e) Annualized.



            The text and notes are an integral part of the financial statements.

Financial Highlights  CONTINUED
--------------------------------------------------------------------------------


                                                                                              Class S
                                                                   ================================================================
                                                                                        Years ended June 30
                                                                   ----------------------------------------------------------------
Per-Share Data                                                      1997(a)      1998(a)      1999(a)      2000(a)      2001(a)
===================================================================================================================================
Net asset value, beginning of year ($)                              17.03        19.66        21.65        21.26        14.54
                                                                   ------       ------       ------       ------       ------
  Net investment income ($)*                                         0.13         0.11         0.17         0.22         0.15
  Net realized and unrealized gain (loss) on investments ($)         4.62         4.73         1.64        (2.74)        2.69
                                                                   ------       ------       ------       ------       ------
Total from investment operations ($)                                 4.75         4.84         1.81        (2.52)        2.84
                                                                   ------       ------       ------       ------       ------
  Dividends from net investment income ($)                          (0.13)       (0.11)       (0.14)       (0.24)       (0.11)
  Distributions from capital gains ($)                              (1.99)       (2.74)       (2.06)       (3.70)       (0.46)
  Distribution in excess of capital gains                              --           --           --        (0.26)          --
                                                                   ------       ------       ------       ------       ------
Total distributions ($)                                             (2.12)       (2.85)       (2.20)       (4.20)       (0.57)
                                                                   ------       ------       ------       ------       ------
Net asset value, end of year ($)                                    19.66        21.65        21.26        14.54        16.81
                                                                   ======       ======       ======       ======       ======
Total return (%) (b)                                                31.19        27.90         9.84       (13.42)       19.89

Ratios/Supplemental Data
===================================================================================================================================
Net assets at end of year ($ thousands)                            83,999      103,046       63,346       17,038       18,226
Expense ratio (%)*                                                   1.00         1.00         1.01         1.01         1.01
Expense ratio after expense reductions (%)*                          1.00         1.00         1.00         1.00         0.99
Ratio of net investment income to average net assets (%)*            0.77         0.55         0.89         1.36         0.93
Portfolio turnover rate (%)                                         88.07        81.53       118.91        80.37        82.10
*Reflects voluntary reduction of expenses of these amounts (%)       0.15         0.03         0.05         0.24         0.33

(a) Per-share figures have been calculated using the average shares method.
(b) Does not reflect any front-end or contingent deferred sales charges.


Report of Independent Accountants
--------------------------------------------------------------------------------

To the Trustees of State Street Research
Equity Trust and the Shareholders of
State Street Research Large-Cap Value Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the State Street Research Large-Cap Value Fund (formerly State Street Research Argo Fund) (a series of State Street Research Equity Trust, hereafter referred to as the "Trust") at June 30, 2001, and results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
August 10, 2001



The text and notes are an integral part of the financial statements. 18 State Street Research Large-Cap Value Fund

Board of Trustees


Richard S. Davis
Chairman of the Board,
President and Chief Executive Officer,
State Street Research & Management Company

Bruce R. Bond
Former Chairman of the Board,
Chief Executive Officer and President,
PictureTel Corporation

Steve A. Garban
Former Senior Vice President
for Finance and Operations and Treasurer, The Pennsylvania State University

Dean O. Morton
Former Executive Vice President,
Chief Operating Officer and Director,
Hewlett-Packard Company

Susan M. Phillips
Dean, School of Business and Public Management,
George Washington University; former Member of the Board of Governors of the Federal Reserve System and Chairman and Commissioner of the Commodity Futures
Trading Commission

Toby Rosenblatt
President, Founders Investments Ltd.

Michael S. Scott Morton
Jay W. Forrester Professor of Management,
Sloan School of Management,
Massachusetts Institute of Technology



Cover Image: (C) Digital Vision/PictureQuest

[LOGO] STATE STREET RESEARCH                                   -----------------
One Financial Center o Boston, MA 02111-2690                        PRSRT STD
                                                                     AUTO
                                                               U.S. POSTAGE PAID
                                                                 HOLLISTON, MA
                                                                 PERMIT NO. 20
                                                               -----------------

Contact Information for
INVESTOR SERVICES
--------------------------------------------------------------------------------

New accounts, mutual fund purchases, exchanges and account information

[INTERNET]  Internet
            www.ssrfunds.com

[COMPUTER]  E-mail
            info@ssrfunds.com

[PHONE]     Phone
            1-87-SSR-FUNDS (1-877-773-8637), toll-free, 7 days a week, 24 hours a day
            Hearing-impaired: 1-800-676-7876
            Chinese- and Spanish-speaking: 1-888-638-3193

[FAX]       Fax
            1-617-737-9722 (request confirmation number first from the Service Center by calling 1-87-SSR-FUNDS or 1-877-773-8637)

[MAILBOX]   Mail
            State Street Research Service Center
            P.O. Box 8408, Boston, MA 02266-8408

For 24-Hour
Automated Access
to Your Account

[PHONE]  1-87-SSR-FUNDS
         ----------------
         (1-877-773-8637)

www.ssrfunds.com

OverView
---------------------------------------
For more information on the products
and services mentioned in OverView,
our shareholder newsletter, visit our
Web site at www.ssrfunds.com


State Street Research
FYI
--------------------------------------------------------------------------------
Did you know that you can give a State Street Research mutual fund as a gift? Call a service center representative at 1-87-SSR-FUNDS (1-877-773-8637), Monday through Friday, 8am-6pm Eastern Time, to learn more.

---------------------------
           [LOGO]
           DALBAR
   HONORS COMMITMENT TO:
         INVESTORS
            2000
---------------------------
 for Excellence in Service

(1)   Formerly State Street Research Growth Fund.

(2)   Formerly State Street Research Alpha Fund.

(3)   Formerly State Street Research Argo Fund.

(4)   Formerly State Street Research Galileo Fund.

(5) Distribution is now limited. Contact State Street Research for more details.

(6) An investment in the State Street Research Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

--------------------------------------------------------------------------------

This report must be accompanied or preceded by a current State Street Research Large-Cap Value Fund prospectus. When used after September 30, 2001, this report must be accompanied by a current Quarterly Performance Update.

To obtain a prospectus of any State Street Research fund call 1-87-SSR-FUNDS (1-877-773-8637). The prospectus contains more complete information, including sales charges and expenses. Please read the prospectus carefully before investing or sending money.

The Dalbar awards recognize quality shareholder service and should not be considered a rating of fund performance. The survey included mutual fund complexes that volunteered or were otherwise selected to participate and was not industrywide.

State Street Research
Spectrum of Funds
--------------------------------------------------------------------------------


AGGRESSIVE

EQUITY FUNDS
------------

Global Resources Fund
Health Sciences Fund
Emerging Growth Fund
Mid-Cap Growth Fund
Concentrated International Fund
Concentrated Growth Fund
Large-Cap Growth Fund(1)
Aurora Fund(5)
Mid-Cap Value Fund(2)
Large-Cap Value Fund(3)
International Equity Fund
Large-Cap Analyst Fund(4)
Investment Trust
Legacy Fund
Strategic Growth & Income Fund
Strategic Income Plus Fund(5)


FIXED INCOME FUNDS
------------------

High Income Fund
Strategic Income Fund
New York Tax-Free Fund(5)
Tax-Exempt Fund
Government Income Fund
Money Market Fund(6)

CONSERVATIVE



(C)2001 State Street Research Investment Services, Inc., One Financial Center, Boston, MA 02111-2690

CONTROL NUMBER:(exp0802)SSR-LD                                     LCV-2186-0801

[LOGO] STATE STREET RESEARCH

Mid-Cap Value Fund
--------------------------------------------------------------------------------

                                   [GRAPHIC}

                                        Annual Report to Shareholders
                                        June 30, 2001

   Contents

2  12 Month Review
   A look at the fund and its market environment over the past 12 months

4  Performance in Perspective
   The most recent performance in the context of the fund's track record

6  The Fund in Detail
   Portfolio holdings, financials and notes

From the Chairman

Rebound?

After a challenging year for the stock market, investors are hoping that the upswing in the second quarter of 2001 is a sign that the worst is behind us. The economy is still showing signs of weakness, but growth is positive and consumers continue to spend.

[Photo of Richard S. Davis]

Of course, we can't predict what's ahead for the financial markets; but after a period of extreme volatility, we do think it's worth reviewing the investment principles that have guided successful investors for decades: Be patient. Diversify to spread investment risk. And, stick to your regular investment plan. If you're not in the market, you can't benefit when it turns around. These time-tested investment principles may not offer a shortcut to your financial goals, but they describe a road well-traveled by successful investors.

Sincerely,

/s/ Richard S. Davis

Richard S. "Dick" Davis
Chairman
June 30, 2001

12 Month Review Management's Discussion of Fund Performance Part 1

                           How State Street Research
                          Mid-Cap Value Fund Performed

State Street Research Mid-Cap Value Fund delivered exceptional returns during a period that was generally favorable for value stocks. The fund returned 43.49% for the 12-month period ended June 30, 2001.(1) That was significantly better than the Russell Midcap(R) Value Index, which returned 23.92% over the same period.(2) The fund also outperformed the Lipper Mid-Cap Value Funds Average, which returned 25.31% for the period.(3)

Reasons for the Fund's Performance
Although most sectors performed well, the strongest contributors to the portfolio's returns were consumer services, finance, and retail. Among the best-performing individual investments were Covanta Energy, International Game Technology, North Fork Bancorp and UST Inc.

Changes in the Portfolio
As investments in top-performing sectors appreciated to levels where they no longer met our valuation criteria, we sold them in favor of other opportunities. We reduced investments in electric utilities, while bolstering our holdings in technology. We increased our positions in stocks that have fallen due to problems we view as transitory, including Biogen, Interpublic Group and Anadarko Petroleum. We continue to overweight the consumer discretionary sector, where we have found growing companies trading at significant discounts to longer-term fundamental prospects.

Outlook
We believe that the Fed's attempt to stimulate growth through lower interest rates will be successful. We expect our strategy's consistency, combined with fundamental analysis and price-driven discipline, will help us maintain a competitive edge.

More Management's Discussion of Fund Performance on pages
4 and 5. []

Because financial markets and mutual fund strategies are constantly evolving, it is possible that the fund's holdings, market stance, outlook for various industries or securities and other matters discussed in this report have changed since this information was prepared. Portfolio changes should not be considered recommendations for action by individual investors.

Class A Shares(1)

     43.49% [UP ARROW]

"We are looking for value opportunities among depressed growth companies that now meet our valuation criteria."

[Photo of Peter Zuger]
Peter Zuger
Portfolio Manager,
State Street Research
Mid-Cap Value Fund

Russell Midcap
Value Index(2)

     23.92% [UP ARROW]

2       State Street Research Mid-Cap Value Fund

[GRAPHIC] The Fund at a Glance as of 6/30/01

State Street Research Mid-Cap Value Fund: A stock fund with a value approach to mid-cap investing.

                         Total Net Assets: $276 million
--------------------------------------------------------------------------------

Hits & Misses

[GRAPHIC]
International Game
Technology

[GRAPHIC]
Cyprus Semiconductor

A sharp slowdown in demand for semiconductors brought Cyprus' stock price down 44%. However, it began to recover in the last quarter and we have maintained our position.

A manufacturer of gaming machines for casinos, the company's growth was driven by new products. The stock rose 137% during the year and we reduced our holdings as it reached fair value.

Top 10 Holdings

Issuer/Security % of fund assets
 1  SPX                     2.8%
 2  ACE Limited             2.4%
 3  ICN Pharmaceuticals     2.4%
 4  Cendant                 2.4%
 5  Avaya                   2.3%
 6  Republic Services       2.3%
 7  Ambac Financial Group   2.3%
 8  XL Capital              2.2%
 9  Mylan Laboratories      2.2%
10  MGIC Investment         2.2%
    Total                  23.5%

See page 9 for more detail.

Performance: Class A

Fund average annual total return as of 6/30/01(4), (5)
(at maximum applicable sales charge)

        1 Year    5 Years    10 Years
---------------------------------------------
        35.24%    14.75%     15.22%

Fund average annual total return as of 6/30/01(4)
(does not reflect sales charge)

        1 Year    5 Years    10 Years
---------------------------------------------
        43.49%    16.12%     15.91%

See pages 4 and 5 for data on other share classes.

Russell Midcap Value Index as of 6/30/01(2)

        1 Year    5 Years    10 Years
---------------------------------------------
        23.92%    14.17%     16.02%

--------------------------------------------------------------------------------

Top 5 Industries
by % of fund assets

June 30, 2000

[THE FOLLOWING INFORMATION WAS REPRESENTED AS A BAR CHART IN THE PRINTED
MATERIAL]

Insurance                     10.8%
Printing & Publishing          6.3%
Oil & Gas Producers            4.8%
Advertising Agencies           4.3%
Electrical                     4.1%

June 30, 2001

Commercial Services            8.1%
Drugs & Biotechnology          6.5%
Insurance                      6.1%
Utilities: Electrical          5.6%
Casinos/Gambling
Hotel/Motel                    5.1%

Ticker Symbols

State Street Research Mid-Cap Value Fund

Class A:SSEAX   Class B(1):SSAPX*  Class B:SSEBX   Class C:SSEDX   Class S:SSICX

--------------------------------------------------------------------------------

1  Does not reflect sales charge.

2 The Russell Midcap Value Index contains only those stocks within the complete Russell Midcap Index (800 of the smallest securities in the Russell 1000 Index) that show below-average growth. The index is unmanaged and does not take transaction charges into consideration. It is not possible to invest directly in the index.

3 The Lipper Mid-Cap Value Funds Average shows performance of a category of mutual funds with similar goals. The Lipper Average shows you how well the funds has done compared with competing funds.

4 Keep in mind that past performance is no guarantee of future results. The fund's share price, yield and return will fluctuate, and you may have a gain or loss when you sell your shares. All returns assume reinvestment of capital gains distributions and income dividends at net asset value.

5  Performance reflects a maximum 5.75% Class A share front-end sales charge.

*  Proposed

[GRAPHIC]
Performance in Perspective  Management's Discussion of Fund Performance Part 2

                    Performance Figures as of June 30, 2001

These two pages focus on the fund's long-term track record. While a mutual fund's past performance is not a guarantee of future results, long-term returns can serve as an important context for evaluating recent performance. Three ways of measuring long-term performance are cumulative returns, average annual returns and the change in dollar value over time of a given investment. Information about these measures follows, while the share class boxes contain the results of these measures for each share class.

Cumulative Total Return
This represents the total percentage you would have earned or lost if you had invested a lump sum in the fund and left it there until the end of the period indicated. Performance would be lower if sales charges were reflected.

Average Annual Total Return
Average annual total return percentage is the rate you would have had to earn during each year of a given time period --say, five years--in order to end up with the fund's actual cumulative return for those five years. In reality, of course, fund performance varies from year to year. Because of this, a fund's actual performance for a given year may be higher or lower than an average annual performance figure.

$10,000 Over 10 Years
This example is similar to cumulative total return, but uses dollars rather than percentages, and assumes that the lump sum you invested was $10,000. It also compares fund performance to the performance of a market index.

--------------------------------------------------------------------------------
        Class A  Front Load

o Initial sales charge of 5.75% or less, with lower sales charges for larger investments (see a prospectus for details)
o Lower annual expenses than Class B(1) or Class C shares because of lower service (12b-1) fee of 0.30%

Cumulative Total Return            1 Year    5 Years    10 Years
(does not reflect               -----------------------------------
sales charge)                      43.49%   111.11%     337.76%

Average Annual Total Return        1 Year    5 Years    10 Years
(at maximum applicable          -----------------------------------
sales charge)                      35.24%    14.75%     15.22

$10,000 Over 10 years

[THE FOLLOWING INFORMATION WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

                                 Russell Midcap
                   Class A       Value Index       S&P 500 Index
                   ---------------------------------------------
1991                 9425            10000            10000
1992                10821            12261            11339
1993                13175            15408            12882
1994                13743            15534            13062
1995                15960            18760            16462
1996                19537            22780            20739
1997                24900            29151            27931
1998                31911            36657            36359
1999                31899            38719            44630
2000                28745            35657            47867
2001                41246            44187            40772
--------------------------------------------------------------------------------

        Class B(1)  Back Load for accounts opened after 1/1/99

o No initial sales charge
o Deferred sales charge of 5% or less on shares you sell within six years
o Annual distribution/service (12b-1) fee of 1.00%
o Automatic conversion to Class A shares after eight years, reducing future annual expenses

Cumulative Total Return            1 Year    5 Years    10 Years
(does not reflect               -----------------------------------
sales charge)                      42.51%   103.16%     313.34%

Average Annual Total Return        1 Year    5 Years    10 Years
(at maximum applicable          -----------------------------------
sales charge)                      37.51%    15.00%     15.25%

$10,000 Over 10 years

[THE FOLLOWING INFORMATION WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

                                 Russell 1000
                   Class B(1)    Value Index       S&P 500 Index
                   ---------------------------------------------
1991                 10000           10000            10000
1992                 11482           12261            11339
1993                 13968           15408            12882
1994                 14497           15534            13062
1995                 16733           18760            16462
1996                 20347           22780            20739
1997                 25730           29151            27931
1998                 32737           36657            36359
1999                 32440           38719            44630
2000                 29006           35657            47867
2001                 41337           44187            40772
--------------------------------------------------------------------------------


4 State Street Research Mid-Cap Value Fund

       Class B  Back Load  (only available through exchanges from another
                            Class B account)

o No initial sales charge
o Deferred sales charge of 5% or less on shares you sell within five years
o Annual distribution/service (12b-1) fee of 1.00%
o Automatic conversion to Class A shares after eight years, reducing future annual expenses

Cumulative Total Return            1 Year    5 Years    10 Years
(does not reflect               -----------------------------------
sales charge)                      42.59%   103.49%     314.01%

Average Annual Total Return        1 Year    5 Years    10 Years
(at maximum applicable          -----------------------------------
sales charge)                      37.59%    15.04%     15.27%

$10,000 Over 10 years

[THE FOLLOWING INFORMATION WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

                                 Russell 1000
                   Class B       Value Index       S&P 500 Index
                   ---------------------------------------------
1991                10000            10000            10000
1992                11482            12261            11339
1993                13968            15408            12882
1994                14497            15534            13062
1995                16733            18760            16462
1996                20347            22780            20739
1997                25730            29151            27931
1998                32737            36657            36359
1999                32476            38719            44630
2000                29036            35657            47867
2001                41404            44187            40772

--------------------------------------------------------------------------------
       Class C Level Load

o No initial sales charge
o Deferred sales charge of 1%, paid if you sell shares within one year of purchase
o Lower deferred sales charge than Class B(1) shares
o Annual distribution/service (12b-1) fee of 1.00%
o No conversion to Class A shares after eight years, so annual expenses do not decrease

Cumulative Total Return            1 Year    5 Years    10 Years
(does not reflect               -----------------------------------
sales charge)                      42.48%   103.55%     313.64%

Average Annual Total Return        1 Year    5 Years    10 Years
(at maximum applicable          -----------------------------------
sales charge)                      41.43%    15.25%     15.26%

$10,000 Over 10 years

[THE FOLLOWING INFORMATION WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

                                 Russell 1000
                   Class C       Value Index       S&P 500 Index
                   ---------------------------------------------
1991                10000            10000            10000
1992                11482            12261            11339
1993                13967            15408            12882
1994                14495            15534            13062
1995                16717            18760            16462
1996                20342            22780            20739
1997                25717            29151            27931
1998                32722            36657            36359
1999                32465            38719            44630
2000                29034            35657            47867
2001                41367            44187            40772

--------------------------------------------------------------------------------

       Class S Special Programs

o Available through certain retirement accounts, advisory accounts of the investment manager and other programs that usually involve special conditions and separate fees (see a prospectus for details)
o No sales charges of any kind
o No distribution/service (12b-1) fees; annual expenses are lower than for other share classes

Cumulative Total Return             1 Year    5 Years    10 Years
(does not reflect                -----------------------------------
sales charge)                       43.89%   113.83%     348.92%

Average Annual Total Return         1 Year    5 Years    10 Years
(at maximum applicable           -----------------------------------
sales charge)                       43.89%    16.42%     16.20%

$10,000 Over 10 years

[THE FOLLOWING INFORMATION WAS REPRESENTED AS A BAR CHART IN THE PRINTED
MATERIAL]

                                 Russell 1000
                   Class S       Value Index       S&P 500 Index
                   ---------------------------------------------
1991                10000            10000            10000
1992                11482            12261            11339
1993                13980            15408            12882
1994                14656            15534            13062
1995                17095            18760            16462
1996                20996            22780            20739
1997                26823            29151            27931
1998                34454            36657            36359
1999                34507            38719            44630
2000                31201            35657            47867
2001                44896            44187            40772
--------------------------------------------------------------------------------

A Closer Look

12b-1 fees

12b-1 fees are named after the SEC rule that permits them.

The fund pays 12b-1 fees to cover service and distribution costs. The fees cover personal services and the maintenance of shareholder accounts. The fees also cover selling and marketing expenditures for the sale of fund shares.

The fund pays 12b-1 fees out of its assets, so shareholders see them as an indirect charge rather than a direct charge.

All of the performance figures on these pages assume reinvestment of dividends and distributions at net asset value.

The average annual total returns for the fund also include the effects of any fees and sales charges that would apply for each share class.

The S&P 500 Index (officially the "Standard & Poor's 500 composite Stock Price Index") is an unmanaged index of 500 U.S. stocks. The Russell Midcap Value Index contains only those stocks within the complete Russell Midcap Value Index (800 of the smallest securities in the Russell 1000 Index) that show below-average growth. The indexes do not take transaction charges into consideration. It is not possible to invest directly in an index.

Keep in mind that past performance is no guarantee of future results. The fund's share price, yield and return will fluctuate, and you may have a gain or loss when you sell your shares.

Performance for Class B(1) reflects Class B performance through December 31, 1998. Class B(1) was introduced January 1, 1999.

[GRAPHIC]
The Fund in Detail

The following pages describe the fund in detail as of the date of this report. They provide a "snapshot" of the fund's holdings at one moment in time (the report date), describe the financial dimensions of its operations for the past fiscal year and give a summary of operations on a per-share basis for the past five fiscal years. There's also an overview of the fund and its business structure, as well as information on the accounting policies the fund uses in arriving at the figures it presents here.

[GRAPHIC]

Together, the words and numbers in this section offer a comprehensive picture of the fund and its recent activities. In fact, the text and notes on pages 7 to 18 are an integral part of the financial statements, which wouldn't be complete without them.

For more information about the fund's strategies, risks and expenses, refer to the fund's prospectus; you'll need to read it before making any investments. The prospectus also has more details on the fund's share classes and its policies for shareholder accounts. To obtain a copy of any State Street Research prospectus, see the back cover of this report.

Keep in mind that in annual reports, the portfolio holdings and financial statements are audited, while in semiannual reports they are unaudited.


6 State Street Research Mid-Cap Value Fund

About the Fund

Business Structure

State Street Research Mid-Cap Value Fund (formerly State Street Research Alpha
Fund) is a mutual fund that allows shareholders to pool their assets for investment in a portfolio of securities. This fund is a series of State Street Research Equity Trust, a Massachusetts business trust, and is an open-end management investment company. Four entities administer the fund's main business functions:

  o The board of trustees oversees the fund with its shareholders' interests in mind and have ultimate responsibility for the fund's activities.

  o The investment manager, State Street Research & Management Company, is responsible for the fund's investment and business activities, and receives the management fee as compensation.

  o The distributor, State Street Research Investment Services, Inc., sells shares of the fund, handles investor inquiries and transaction orders, and provides other shareholder services.

  o The custodian, State Street Bank and Trust Company, holds fund securities, provides data on their market value, and handles related services.

The investment manager and the distributor are subsidiaries of MetLife, Inc. ("MetLife"). State Street Bank and Trust Company is not affiliated with MetLife (the similarity between its name and the names of the investment manager and distributor is coincidental). A majority of the trustees consists of people who are not affiliated with MetLife or any of its subsidiaries. The distributor pays a portion of its fees to MetLife for services it provides, including maintaining the accounts of some investors who hold shares through their firm's employee benefit plans and other sponsored arrangements.

Goal and Strategy

The fund seeks to provide long-term growth of capital. In seeking to achieve its investment objective, the fund invests at least 65% of total assets in mid-cap value stocks, which may include common and preferred stocks, convertible securities and warrants.

Share Classes

The fund generally offers four share classes, each with its own sales charge and expense structure. The fund also offers an additional class of shares (Class B), but only to current Class B shareholders through reinvestment of dividends and distributions or through exchanges from existing Class B accounts of other State Street Research funds.

Class A shares are subject to an initial sales charge of up to 5.75% and pay annual service and distribution fees equal to 0.30% of average daily net assets. Class B(1) and Class B shares pay annual service and distribution fees of 1.00% and both classes automatically convert into Class A shares (which pay lower ongoing expenses) at the end of eight years. Class B(1) and Class B shares are subject to a contingent deferred sales charge on certain redemptions made within six years and five years of purchase, respectively. Class C shares are subject to a contingent deferred sales charge of 1.00% on any shares redeemed within one year of their purchase, and shares also pay annual service and distribution fees of 1.00%. Class S shares are only offered through certain retirement accounts, advisory accounts of the investment manager, and special programs. No sales charge is imposed at the time of purchase or redemption of Class S shares. Class S shares do not pay any service or distribution fees.


            The text and notes are an integral part of the financial statements.

The Fund's Accounting Policies
--------------------------------------------------------------------------------

In keeping with accounting principles generally accepted in the United States, the fund has used the following policies in preparing the portfolio holdings and financial statements in this report:

The fund values all portfolio securities as of the date of this report (or, if that day was not a business day, then the most recent business day). The fund uses the following methods for determining the values of various types of securities:

  o Listed securities -- The fund uses the price of the last sale on a national securities exchange that was quoted before the close of the New York Stock Exchange.

  o Over-the-counter securities -- The fund uses the closing prices quoted on the Nasdaq system. If a security has not traded that day, or if it is not quoted on the Nasdaq system, the value is set at halfway between the closing bid and asked quotations.

  o Securities maturing within 60 days -- The fund adjusts the value of these securities daily, moving them closer to the amount due on maturity as the maturity date approaches.

  o Other securities -- The fund prices these securities at fair value under procedures established and supervised by the trustees.

The fund accounts for each purchase and sale of portfolio securities on the trade date. In calculating realized gains or losses, the fund takes as its cost basis the identified cost of securities sold.

The fund records investment income from portfolio securities as follows:

  o Interest -- The fund accrues interest daily as it is earned.

  o Cash dividends -- The fund accrues these on the ex-dividend date.

  o Non-cash dividends -- Some dividends come in the form of additional securities, such as those paid by preferred securities. The fund records these at market value when it receives them. If the market value of a security has changed between the time the dividend was declared and the time the fund received the security, the fund records the difference as an adjustment to income.

The fund may seek additional income by lending portfolio securities to qualified institutions. The fund will receive cash or securities as collateral in the amount equal to at least 100% of the current market value of any loaned securities plus accrued interest. By reinvesting any cash collateral it receives in theses transactions, the fund could realize additional gains or losses. If the borrower fails to return the securities and the collateral has declined in value, the fund could lose money. The fund accounts for income from the lending of its securities by including it in interest income.

The fund distributes its net earnings to its shareholders. The fund calculates these distributions using federal income tax regulations. As a result, they may be different than if the fund used generally accepted accounting principles. The fund distributes its earnings on the following schedule:

  o Dividends from net investment income -- The fund ordinarily declares and pays these quarterly.

  o Net realized capital gains -- The fund distributes these annually, if any, and may make an additional distribution if tax regulations make it necessary.

If the fund has no earnings to distribute, it will not make a distribution.

The fund does not intend to pay federal income tax. It has elected to be exempt from taxes under Subchapter M of the Internal Revenue Code, in part because it makes distributions as described above.

The fund pays expenses as follows:

  o Expenses attributed to the fund -- The fund pays these directly. Examples of these expenses include the management fee, transfer agent fee, custodian fee and distribution and service fees.

  o Expenses attributed to the trust of which the fund is a series -- These expenses are divided among all funds in the trust. Each fund pays a proportional share. Examples of these expenses include legal fees and trustee fees.

The fund has used certain estimates and assumptions in preparing this report. Although they are necessary in order to follow generally accepted accounting principles, these estimates and assumptions affect several key areas, including the reported amounts of assets and liabilities and income and expenses. Actual results could differ from those estimates.


The text and notes are an integral part of the financial statements. 8 State Street Research Mid-Cap Value Fund

Portfolio Holdings
--------------------------------------------------------------------------------
June 30, 2001

The listings that begin on this page detail the fund's investment holdings as of the report date. We have grouped the holdings by asset class and by smaller sub-groups as well. For example, we have grouped this fund's stocks by sector of the economy, and then by specific industry within each sector.

The solid colored circles (1) show the fund's ten largest holdings, with the number in the circle showing where the holding ranks in the top ten.

--------------------------------------------------------------------------------
Notes about specific elements of the financials are called out in boxes such as this.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
KEY TO SYMBOLS

*  Denotes a security which has not paid a dividend during the last year.

@ Security valued under consistently applied procedures established by the Trustees.

+ Security restricted as to public resale. As of the report date, the fund had 0.10% of net assets in restricted securities.

#  Payments of income may be made in cash or in the form of additional securities.
--------------------------------------------------------------------------------

     Issuer                                            Shares         Value
     ---------------------------------------------------------------------------

     Common Stocks  98.1% of net assets

     Automobiles & Transportation  6.4% of net assets
     ---------------------------------------------------------------------------
     Air Transport 1.8%
     AMR Corp.*                                        141,300    $5,105,169
                                                                ------------
     Automotive Parts 2.7%
     Delphi Automotive Systems Corp.                   326,300     5,197,959
     Navistar International Corp.*                      83,700     2,354,481
                                                                ------------
                                                                   7,552,440
                                                                ------------
     Truckers 1.9%
     CNF Transportation Inc.                           180,800     5,107,600
                                                                ------------
     Total Automobiles & Transportation                           17,765,209
                                                                ------------
     Consumer Discretionary  30.5% of net assets
     ---------------------------------------------------------------------------
     Advertising Agencies 4.1%
     Interpublic Group of Companies, Inc.              181,400     5,324,090
     Valassis Communications Inc.*                     165,700     5,932,060
                                                                ------------
                                                                  11,256,150
                                                                ------------
     Casinos/Gambling, Hotel/Motel 5.1%
     Harrah's Entertainment Inc.*                      127,700     4,507,810
     Hilton Hotels Corp.                               480,400     5,572,640
     International Game Technology Inc.*                63,297     3,971,887
                                                                ------------
                                                                  14,052,337
                                                                ------------
     Commercial Services 8.1%
(4)  Cendant Corp.*                                    340,100     6,631,950
     FreedomPay Inc.*+@
     (acquired 3/29/00 and 9/8/00,
      cost $6,964)                                     430,512        73,187
     Real Time Data Inc., Series B Pfd.#@+
     (acquired 6/30/99 through 5/31/01,
     cost $1,193,576)                                    5,278       163,565
(6)  Republic Services Inc. Cl. A*                     315,600     6,264,660
     Tech Data Corp.*                                  141,800     4,964,418
     Viad Corp.                                        163,900     4,326,960
                                                                ------------
                                                                  22,424,740
                                                                ------------
     Communications, Media & Entertainment 1.5%
     U.S.A. Networks Inc.*                             148,200     4,125,888
                                                                ------------
     Household Furnishings 3.5%
     Black & Decker Corp.                              126,500     4,991,690
     Newell Rubbermaid Inc.                            187,200     4,698,720
                                                                ------------
                                                                   9,690,410
                                                                ------------
     Leisure Time 2.0%
     Royal Caribbean Cruises Ltd.                      257,700     5,697,747
                                                                ------------
     Restaurants 1.3%
     Darden Restaurants Inc.                           127,400     3,554,460
                                                                ------------
     Retail 4.9%
     Circuit City Stores Inc.                          246,800     4,442,400
     Staples Inc.*                                     363,900     5,502,168
     TJX Companies, Inc.                               110,300     3,515,261
                                                                ------------
                                                                  13,459,829
                                                                ------------
     Total Consumer Discretionary                                 84,261,561
                                                                ------------


            The text and notes are an integral part of the financial statements.

Portfolio Holdings CONTINUED
--------------------------------------------------------------------------------
June 30, 2001

     Issuer                                            Shares         Value
     ---------------------------------------------------------------------------

     Consumer Staples  2.0% of net assets
     ---------------------------------------------------------------------------
     Household Products 2.0%
     Clorox Co.                                      161,400      $ 5,463,390
                                                                 ------------
     Total Consumer Staples                                         5,463,390
                                                                 ------------
     Financial Services  17.4% of net assets
     ---------------------------------------------------------------------------
     Banks and Savings & Loans 3.0%
     City National Corp.                              89,900        3,981,671
     Mercantile Bankshares Corp.                      72,000        2,848,320
     North Fork BanCorp. Inc.                         52,700        1,633,700
                                                                 ------------
                                                                    8,463,691
                                                                 ------------
     Insurance 6.1%
(2)  ACE Limited                                     171,200        6,692,208
     Saint Paul Companies, Inc.                       78,300        3,969,027
(8)  XL Capital Ltd. Cl. A                            75,000        6,157,500
                                                                 ------------
                                                                   16,818,735
                                                                 ------------
     Miscellaneous Financial 4.5%
(7)  Ambac Financial Group, Inc.                     106,950        6,224,490
(10) MGIC Investment Corp.                            84,300        6,123,552
                                                                 ------------
                                                                   12,348,042
                                                                 ------------
     Securities Brokerage & Services 3.8%
     Lehman Brothers Holdings Inc.                    66,000        5,131,500
     Stilwell Financial Inc.                         161,200        5,409,872
                                                                 ------------
                                                                   10,541,372
                                                                 ------------
     Total Financial Services                                      48,171,840
                                                                 ------------
     Healthcare  6.5% of net assets
     ---------------------------------------------------------------------------
     Drugs & Biotechnology 6.5%
     Biogen Inc.*                                     97,100        5,245,342
(3)  ICN Pharmaceuticals Inc.                        209,100        6,632,652
(9)  Mylan Laboratories Inc.                         218,600        6,149,218
                                                                 ------------
                                                                   18,027,212
                                                                 ------------
     Total Healthcare                                              18,027,212
                                                                 ------------
     Integrated Oils  1.8% of net assets
     ---------------------------------------------------------------------------
     Integrated Domestic 1.8%
     Unocal Corp.                                    147,400        5,033,710
                                                                 ------------
     Total Integrated Oils                                          5,033,710
                                                                 ------------
     Materials & Processing  10.9% of net assets
     ---------------------------------------------------------------------------
     Chemicals 1.7%
     Rohm & Haas Co.                                 146,200        4,809,980
                                                                 ------------
     Diversified Manufacturing 3.2%
     American Standard Companies Inc.*                73,400        4,411,340
     Ball Corp.                                       93,200        4,432,592
                                                                 ------------
                                                                    8,843,932
                                                                 ------------
     Paper & Forest Products 1.5%
     Westvaco Corp.                                  164,900        4,005,421
                                                                 ------------
     Steel 4.5%
     Allegheny Technologies Inc.                     211,300        3,822,417
     Harsco Corp.                                    186,200        5,051,606
     Nucor Corp.                                      71,300        3,485,857
                                                                   12,359,880
                                                                 ------------
     Total Materials & Processing                                  30,019,213
                                                                 ------------
     Other  2.8% of net assets
     ---------------------------------------------------------------------------
     Multi-Sector 2.8%
(1)  SPX Corp.*                                       61,600        7,711,088
                                                                 ------------
     Total Other                                                    7,711,088
                                                                 ------------
     Other Energy  4.9% of net assets
     ---------------------------------------------------------------------------
     Oil & Gas Producers 3.4%
     Anadarko Petroleum Corp.                         59,350        3,206,681
     Burlington Resources Inc.                        27,100        1,082,645
     Ocean Energy Inc.                               288,600        5,036,070
                                                                 ------------
                                                                    9,325,396
                                                                 ------------
     Oil Well Equipment & Services 1.5%
     Baker Hughes Inc.                                80,900        2,710,150
     Noble Drilling Corp.*                            43,300        1,425,150
                                                                 ------------
                                                                    4,135,300
                                                                 ------------
     Total Other Energy                                            13,460,696
                                                                 ------------
     Producer Durables  1.3% of net assets
     ---------------------------------------------------------------------------
     Industrial Products 1.3%
     Parker Hannifin Corp.                            82,100        3,484,324
                                                                 ------------
     Production Technology Equipment 0.0%
     Phase Metrics Inc. Cl. A*+@
     (acquired 1/23/98 and 6/9/98,
     cost $1,321,127)                                108,409           37,943
                                                                 ------------
     Total Producer Durables                                        3,522,267
                                                                 ------------
     Technology  8.0% of net assets
     ---------------------------------------------------------------------------
     Communications Technology 4.4%
(5)  Avaya Inc.*                                     468,900        6,423,930
     NCR Corp.*                                      121,300        5,701,100
                                                                 ------------
                                                                   12,125,030
                                                                 ------------
     Electronics 2.1%
     Apogent Technologies Inc.*                      239,700        5,896,620
                                                                 ------------
     Electronics: Semi-Conductors/Components 1.5%
     Cypress Semiconductor Corp.*                    166,400        3,968,640
                                                                 ------------
     Total Technology                                              21,990,290
                                                                 ------------
     Utilities  5.6% of net assets
     ---------------------------------------------------------------------------
     Electrical 5.6%
     Covanta Energy Corp.*                           313,600        5,789,056
     Edison International Corp.*                     457,600        5,102,240
     Energy East Corp.                               194,300        4,062,813
     OGE Energy Corp.                                 29,800          673,778
                                                                 ------------
     Total Utilities                                               15,627,887
                                                                 ------------
     Total Common Stocks                                          271,054,363(1)
                                                                 ------------

--------------------------------------------------------------------------------
(1) The fund paid a total of $224,206,493 for these securities.
--------------------------------------------------------------------------------

The text and notes are an integral part of the financial statements. 10 State Street Research Mid-Cap Value Fund

                                 Coupon   Maturity     Amount of
Issuer                           Rate     Date         Principal     Value
--------------------------------------------------------------------------------

Commercial Paper 2.1% of net assets

American Express Credit Corp.    3.70%   7/02/2001   $3,373,000    $3,372,653
American Express Credit Corp.    3.81%   7/03/2001    1,263,000     1,262,733
Citicorp                         3.90%   7/05/2001    1,313,000     1,312,431
                                                                 ------------
Total Commercial Paper                                              5,947,817(2)
                                                                 ------------
-------------------------------------------------------------
(2) The fund paid a total of $5,947,817 for these securities.
-------------------------------------------------------------

                                             % of
                                           Net Assets
--------------------------------------------------------------------------------
Summary of Portfolio Assets
Total Investments                            100.2%              $277,002,180(3)
Cash and Other Assets, Less Liabilities       (0.2)%                 (600,484)
                                             -----               ------------
Net Assets                                   100.0%              $276,401,696
                                             =====               ============

---------------------------------------------------------------
(3) The fund paid a total of $230,154,310 for these securities.
---------------------------------------------------------------

Federal Income Tax Information

At June 30, 2001, the net unrealized appreciation of investments based on cost for federal income tax purposes of $230,241,955 was as follows:

Aggregate gross unrealized appreciation for all investments
in which there is an excess of value over tax cost                  $54,674,594

Aggregate gross unrealized depreciation for all investments in
which there is an excess of tax cost over value                      (7,914,369)
                                                                   ------------
                                                                    $46,760,225
                                                                   ============


            The text and notes are an integral part of the financial statements.

Statement of Assets and Liabilities
--------------------------------------------------------------------------------
June 30, 2001

This is the fund's balance sheet as of the report date. It shows the fund's total assets, its liabilities and, by subtraction, its net assets. It also shows the price for each share class as of the report date.

Assets
Investments, at value*                                           $277,002,180(1)
Collateral for securities on loan                                  13,084,273
Cash                                                                  261,045
Receivable for securities sold                                      2,018,316
Receivable for fund shares sold                                     1,215,638
Dividends receivable                                                  127,543
Receivable from distributor                                            75,000
                                                                 ------------
                                                                  293,783,995

Liabilities
Payable for collateral received on securities loaned               13,084,273
Payable for securities purchased                                    3,465,433
Payable for fund shares redeemed                                      216,025
Accrued transfer agent and shareholder services                       211,558
Accrued management fee                                                148,227
Accrued distribution and service fees                                 137,187
Accrued trustees' fees                                                 32,208
Accrued administration fee                                             24,145
Other accrued expenses                                                 63,243
                                                                 ------------
                                                                   17,382,299
                                                                 ------------

Net Assets                                                       $276,401,696
                                                                 ============
Net Assets consist of:
  Unrealized appreciation of investments                          $46,847,870
  Accumulated net realized gain                                    26,991,629
  Paid-in capital                                                 202,562,197
                                                                 ------------
                                                                 $276,401,696(2)
                                                                 ============

*Includes securities on loan valued at $12,944,185

--------------------------------------------------------------------------------
(1) The fund paid a total of $230,154,310 for these securities.
--------------------------------------------------------------------------------
(2)                Net Asset Value (NAV) of Each Share Class

Except where noted, the NAV is the offering and the redemption price for each class.

Class   Net Assets    /    Number of Shares   =   NAV
A       $107,447,915       5,797,033              $18.53*
B(1)    $25,957,083        1,414,459              $18.35**
B       $94,358,493        5,117,701              $18.44**
C       $14,061,565          764,045              $18.40**
S       $34,576,640        1,865,460              $18.54

*   Maximum offering price per share = $19.66 ($18.53 / 0.9425)

** When you sell class B(1), Class B or Class C shares, you receive the net asset value minus deferred sales charge, if any.
--------------------------------------------------------------------------------


The text and notes are an integral part of the financial statements. 12 State Street Research Mid-Cap Value Fund

Statement of Operations
--------------------------------------------------------------------------------
For the year ended June 30, 2001

This shows what the fund earned and lost over the report period, and what its expenses were.

Investment Income

Dividends, net of foreign taxes                                   $2,878,200(1)
Interest                                                           1,192,960(2)
                                                                 -----------
                                                                   4,071,160

Expenses

Management fee                                                     1,427,137(3)
Transfer agent and shareholder services                              784,481(4)
Distribution and service fees - Class A                              245,501(5)
Distribution and service fees - Class B(1)                           150,126(5)
Distribution and service fees - Class B                              839,711(5)
Distribution and service fees - Class C                              105,942(5)
Reports to shareholders                                              156,413
Custodian fee                                                        143,139
Administration fee                                                   109,244(6)
Registration fees                                                     39,901
Audit fee                                                             30,120
Legal fees                                                            14,857
Trustees' fees                                                        13,305(7)
Miscellaneous                                                         21,840
                                                                 -----------
                                                                   4,081,717
Expenses borne by the distributor                                   (610,132)(8)
Fees paid indirectly                                                 (38,546)(9)
                                                                 -----------
                                                                   3,433,039
                                                                 -----------
Net investment income                                                638,121
                                                                 -----------

Realized and Unrealized Gain (Loss) on
Investments and Foreign Currency

Net realized gain on investments                                  31,465,353(10)
Net realized gain on foreign currency                                  1,389
                                                                 -----------
  Total net realized gain                                         31,466,742
                                                                 -----------
Change in unrealized appreciation of
  investments                                                     44,404,338
Change in unrealized depreciation of foreign
  currency                                                               (48)
                                                                 -----------
  Total change in unrealized appreciation                         44,404,290
                                                                 -----------
Net gain on investments and foreign
  currency                                                        75,871,032
                                                                 -----------
Net increase in net assets resulting
  from operations                                                $76,509,153
                                                                 ===========

--------------------------------------------------------------------------------
(1)  The fund paid foreign taxes of $2,197.
--------------------------------------------------------------------------------
(2) Includes $44,698 in income from the lending of portfolio securities. As of the report date, the fund had a total of $12,944,185 of securities out on loan and was holding a total of $13,084,273 in collateral (consisting entirely of cash collateral invested in State Street Navigator Securities Lending Prime Portfolio) related to those loans.
--------------------------------------------------------------------------------
(3)  The management fee is 0.65% of average net assets.
--------------------------------------------------------------------------------
(4) Includes a total of $471,782 paid to the distributor for the services it provided and to MetLife for similar services it provided, including maintaining the accounts of some investors who hold shares through the firm's employee benefit plans and other sponsored arrangements. Total shareholder service costs are allocated to each fund in the same ratios as the transfer agent costs.
--------------------------------------------------------------------------------
(5) Payments made to the distributor under the fund's 12b-1 plans. The fees cover personal services and the maintenance of shareholder accounts. The fees also cover distribution and marketing expenditures for the sale of fund shares.
--------------------------------------------------------------------------------
(6) Payments made to the investment manager for certain administrative costs incurred in providing other assistance and services to the fund. The fee is based on a fixed amount that has been allocated equally among the State Street Research funds.
--------------------------------------------------------------------------------
(7) Paid only to trustees who aren't currently affiliated with the adviser (the fund doesn't pay trustees' fees to affiliated trustees).
--------------------------------------------------------------------------------
(8) Represents the share of expenses that the fund's distributor and its affiliates paid voluntarily.
--------------------------------------------------------------------------------
(9)  Represents transfer agents credits earned from uninvested cash balances.
--------------------------------------------------------------------------------
(10) To earn this, the fund sold $248,828,727 of securities. During this same period, the fund also bought $259,198,479 worth of securities. These figures don't include short-term obligations or U.S. government securities.
--------------------------------------------------------------------------------


            The text and notes are an integral part of the financial statements.

Statement of Changes in Net Assets
--------------------------------------------------------------------------------

This shows how the fund's size changed over the report period, including changes that resulted from investment performance as well as those that resulted from shareholders.

                                                       Years ended June 30
--------------------------------------------------------------------------------
                                                      2000             2001
--------------------------------------------------------------------------------

Increase (Decrease) in Net Assets

Operations:
Net investment income                               $3,169,669      $638,121
Net realized gain on investments
  and foreign currency                              20,150,175    31,466,742
Net unrealized appreciation
  (depreciation) of investments
  and foreign currency                             (57,629,835)   44,404,290
                                                  --------------------------
Net increase (decrease) resulting
  from operations                                  (34,309,991)   76,509,153
                                                  --------------------------
Dividends from net
  investment income:
  Class A                                           (1,960,622)     (966,489)
  Class B(1)                                          (160,436)     (100,059)
  Class B                                           (1,532,487)     (611,688)
  Class C                                             (241,491)      (72,258)
  Class S                                             (773,992)     (393,802)
                                                  --------------------------
                                                    (4,669,028)   (2,144,296)
                                                  --------------------------
Distributions from capital gains:
  Class A                                           (1,380,863)   (3,229,466)
  Class B(1)                                          (154,082)     (512,506)
  Class B                                           (1,670,793)   (3,519,133)
  Class C                                             (278,556)     (443,074)
  Class S                                             (496,967)   (1,115,834)
                                                  --------------------------
                                                    (3,981,261)   (8,820,013)(1)
                                                  --------------------------
Net increase (decrease) from
  fund share transactions                          (97,038,977)   22,831,711(2)
                                                  --------------------------
Total increase (decrease)
  in net assets                                   (139,999,257)   88,376,555

Net Assets
Beginning of year                                  328,024,398   188,025,141
                                                  --------------------------
End of year (including
  undistributed net investment
  income of $1,340,181 and $0,
  respectively)                                   $188,025,141  $276,401,696
                                                  ==========================

--------------------------------------------------------------------------------
(1) The fund has designated as long-term all of this amount.
--------------------------------------------------------------------------------


The text and notes are an integral part of the financial statements. 14 State Street Research Mid-Cap Value Fund

(2) These transactions break down by share class as follows:

                                                                         Years ended June 30
                                                       -----------------------------------------------------------
                                                                2000                             2001
                                                       -----------------------------------------------------------
Class A                                                  Shares        Amount             Shares         Amount
==================================================================================================================
Shares sold                                               990,258     $14,093,821        3,672,002     $61,414,628*
Issued upon reinvestment of :
  Dividends from net investment income                    101,019       1,380,526           63,526         960,619
  Distributions from capital gains                         97,531       1,315,686          203,648       3,030,758
Shares redeemed                                        (3,448,120)    (48,141,077)      (3,113,511)    (50,290,491)
                                                       -----------------------------------------------------------
Net increase (decrease)                                (2,259,312)   ($31,351,044)         825,665     $15,115,514
                                                       -----------------------------------------------------------

Class B(1)                                               Shares        Amount             Shares         Amount
==================================================================================================================
Shares sold                                               469,504      $6,675,050          786,290     $13,313,995**
Issued upon reinvestment of:
  Dividends from net investment income                      9,444         128,225            6,224          92,532
  Distributions from capital gains                         11,251         150,759           33,929         501,091
Shares redeemed                                          (225,379)     (3,068,289)        (151,521)     (2,395,426)***
                                                       -----------------------------------------------------------
Net increase                                              264,820      $3,885,745          674,922     $11,512,192
                                                       -----------------------------------------------------------

Class B                                                  Shares        Amount             Shares         Amount
==================================================================================================================
Shares sold                                               153,443      $2,186,213          281,388      $4,788,010**
Issued upon reinvestment of:
  Dividends from net investment income                     84,886       1,155,056           53,109         787,902
  Distributions from capital gains                        117,145       1,574,428          209,011       3,098,461
Shares redeemed                                        (3,754,101)    (52,024,977)      (1,023,300)    (15,883,044)***
                                                       -----------------------------------------------------------
Net decrease                                           (3,398,627)   ($47,109,280)        (479,792)    ($7,208,671)
                                                       -----------------------------------------------------------

Class C                                                  Shares        Amount             Shares         Amount
==================================================================================================================
Shares sold                                               174,470      $2,500,077          282,572      $4,906,955**
Issued upon reinvestment of:
  Dividends from net investment income                     13,448         181,382            3,328          49,332
  Distributions from capital gains                         18,918         253,876           26,852         397,455
Shares redeemed                                          (953,253)    (13,207,597)        (331,936)     (5,134,079)****
                                                       -----------------------------------------------------------
Net increase (decrease)                                  (746,417)   ($10,272,262)         (19,184)       $219,663
                                                       -----------------------------------------------------------

Class S                                                  Shares        Amount             Shares         Amount
==================================================================================================================
Shares sold                                               877,016     $12,327,614          835,058     $13,714,541
Issued upon reinvestment of:
  Dividends from net investment income                     41,525         566,927           25,120         381,217
  Distributions from capital gains                         36,831         496,482           74,916       1,114,597
Shares redeemed                                        (1,854,894)    (25,583,159)        (751,101)    (12,017,342)
                                                       -----------------------------------------------------------
Net increase (decrease)                                  (899,522)   ($12,192,136)         183,993      $3,193,013
                                                       -----------------------------------------------------------

      The trustees have the authority to issue an unlimited number of fund shares, with a $.001 par value per share. At June 30, 2001, the Adviser owned 351,759 Class A shares.

* Sales charges collected by the distributor and MetLife were $35,624 and $120,260.

** Like all broker-dealers, MetLife received commissions that were calculated as a percentage of these sales but the commissions of $257,020, $590 and $190 for Class B(1), Class B and Class C, were paid by the distributor, not the fund.

*** Includes $14,403 and $42,323 in deferred sales charges collected by the distributor for Class B(1) and Class B.

****  Includes $763 in deferred sales charges collected by the distributor.


            The text and notes are an integral part of the financial statements.

Financial Highlights
--------------------------------------------------------------------------------
These provide a summary of each share class's financial performance.

                                                                                              Class A
                                                                   ================================================================
                                                                                        Years ended June 30
                                                                   ----------------------------------------------------------------
Per-Share Data                                                      1997(a)      1998(a)      1999(a)      2000(a)      2001(a)
===================================================================================================================================
Net asset value, beginning of year ($)                              13.85        14.86        16.80        15.80        13.68
                                                                   ------       ------       ------       ------       ------
  Net investment income ($)*                                         0.33         0.33         0.34         0.23         0.10
  Net realized and unrealized gain (loss) on investments,
  foreign currency and forward contracts ($)                         2.90         3.56        (0.43)       (1.80)        5.62
                                                                   ------       ------       ------       ------       ------
Total from investment operations ($)                                 3.23         3.89        (0.09)       (1.57)        5.72
                                                                   ------       ------       ------       ------       ------
  Dividends from net investment income ($)                          (0.28)       (0.28)       (0.28)       (0.33)       (0.20)
  Distributions from capital gains ($)                              (1.94)       (1.67)       (0.63)       (0.22)       (0.67)
                                                                   ------       ------       ------       ------       ------
Total distributions ($)                                             (2.22)       (1.95)       (0.91)       (0.55)       (0.87)
                                                                   ------       ------       ------       ------       ------
Net asset value, end of year ($)                                    14.86        16.80        15.80        13.68        18.53
                                                                   ======       ======       ======       ======       ======

Total return (%)(b)                                                 27.45        28.15        (0.04)       (9.89)       43.49

Ratios/Supplemental Data
===================================================================================================================================
Net assets at end of year ($ thousands)                            71,087      125,402      114,235       68,019      107,448
Expense ratio (%)*                                                   1.25         1.24         1.22         1.27        1.27
Expense ratio after expense reductions (%)*                          1.25         1.24         1.21         1.26        1.25
Ratio of net investment income to average net assets (%)*            2.43         2.06         2.29         1.62        0.59
Portfolio turnover rate (%)                                         63.33        52.99        56.04        30.83      115.59
*Reflects voluntary reduction of expenses of these amounts (%)       0.12         0.02         0.05         0.23        0.28


                                                                                                         Class B(1)
                                                                                           ========================================
                                                                                                     Years ended June 30
                                                                                           ----------------------------------------
Per-Share Data                                                                                1999(a)(c)   2000(a)      2001(a)
===================================================================================================================================
Net asset value, beginning of year ($)                                                        14.94        15.70        13.58
                                                                                             ------       ------       ------
  Net investment income (loss) ($)*                                                            0.11         0.13        (0.03)
  Net realized and unrealized gain (loss) on investments,
  foreign currency and forward contracts ($)                                                   0.75        (1.80)        5.60
                                                                                             ------       ------       ------
Total from investment operations ($)                                                           0.86        (1.67)        5.57
                                                                                             ------       ------       ------
  Dividends from net investment income ($)                                                    (0.10)       (0.23)       (0.13)
  Distributions from capital gains ($)                                                         0.00        (0.22)       (0.67)
                                                                                             ------       ------       ------
Total distributions ($)                                                                       (0.10)       (0.45)       (0.80)
                                                                                             ------       ------       ------
Net asset value, end of year ($)                                                              15.70        13.58        18.35
                                                                                             ======       ======       ======
Total return (%)(b)                                                                            5.81(d)    (10.59)       42.51

Ratios/Supplemental Data
===================================================================================================================================
Net assets at end of year ($ thousands)                                                       7,454       10,043       25,957
Expense ratio (%)*                                                                             1.86(e)      2.01         1.97
Expense ratio after expense reductions (%)*                                                    1.85(e)      2.00         1.95
Ratio of net investment income (loss) to
average net assets (%)*                                                                        1.46(e)      0.92        (0.18)
Portfolio turnover rate (%)                                                                   56.04        30.83       115.59
*Reflects voluntary reduction of expenses of these amounts (%)                                 0.05(e)      0.23         0.28


The text and notes are an integral part of the financial statements. 16 State Street Research Mid-Cap Value Fund


                                                                                              Class B
                                                                   ================================================================
                                                                                        Years ended June 30
                                                                   ----------------------------------------------------------------
Per-Share Data                                                      1997(a)      1998(a)      1999(a)      2000(a)      2001(a)
===================================================================================================================================
Net asset value, beginning of year ($)                              13.82        14.81        16.74        15.74        13.63
                                                                   ------       ------       ------       ------       ------
  Net investment income (loss) ($)*                                  0.22         0.21         0.23         0.12        (0.01)
  Net realized and unrealized gain (loss) on investments,
  foreign currency and forward contracts ($)                         2.89         3.55        (0.43)       (1.79)        5.61
                                                                   ------       ------       ------       ------       ------
Total from investment operations ($)                                 3.11         3.76        (0.20)       (1.67)        5.60
                                                                   ------       ------       ------       ------       ------
  Dividends from net investment income ($)                          (0.18)       (0.16)       (0.17)       (0.22)       (0.12)
  Distributions from capital gains ($)                              (1.94)       (1.67)       (0.63)       (0.22)       (0.67)
                                                                   ------       ------       ------       ------       ------
Total distributions ($)                                             (2.12)       (1.83)       (0.80)       (0.44)       (0.79)
                                                                   ------       ------       ------       ------       ------
Net asset value, end of year ($)                                    14.81        16.74        15.74        13.63        18.44
                                                                   ======       ======       ======       ======       ======
Total return (%)(b)                                                 26.45        27.23        (0.80)      (10.59)       42.59

Ratios/Supplemental Data
===================================================================================================================================
Net assets at end of year ($ thousands)                            71,986      174,835      141,559       76,308       94,358
Expense ratio (%)*                                                   2.00         1.99         1.97         2.01         1.97
Expense ratio after expense reductions (%)*                          2.00         1.99         1.96         2.00         1.95
Ratio of net investment income (loss) to average net assets (%)*     1.65         1.32         1.54         0.87        (0.08)
Portfolio turnover rate (%)                                         63.33        52.99        56.04        30.83       115.59
*Reflects voluntary reduction of expenses of these amounts (%)       0.12         0.02         0.05         0.23         0.28


                                                                                              Class C
                                                                   ================================================================
                                                                                        Years ended June 30
                                                                   ----------------------------------------------------------------
Per-Share Data                                                      1997(a)      1998(a)      1999(a)      2000(a)      2001(a)
===================================================================================================================================
Net asset value, beginning of year ($)                              13.82        14.79        16.71        15.71        13.61
                                                                   ------       ------       ------       ------       ------
  Net investment income (loss) ($)*                                  0.21         0.21         0.23         0.12        (0.01)
  Net realized and unrealized gain (loss) on investments,
  foreign currency and forward contracts ($)                         2.90         3.54        (0.43)       (1.79)        5.59
                                                                   ------       ------       ------       ------       ------
Total from investment operations ($)                                 3.11         3.75        (0.20)       (1.67)        5.58
                                                                   ------       ------       ------       ------       ------
  Dividends from net investment income ($)                          (0.20)       (0.16)       (0.17)       (0.21)       (0.12)
  Distributions from capital gains ($)                              (1.94)       (1.67)       (0.63)       (0.22)       (0.67)
                                                                   ------       ------       ------       ------       ------
Total distributions ($)                                             (2.14)       (1.83)       (0.80)       (0.43)       (0.79)
                                                                   ------       ------       ------       ------       ------
Net asset value, end of year ($)                                    14.79        16.71        15.71        13.61        18.40
                                                                   ======       ======       ======       ======       ======
Total return (%)(b)                                                 26.42        27.23        (0.78)      (10.57)       42.48

Ratios/Supplemental Data
===================================================================================================================================
Net assets at end of year ($ thousands)                             9,592       26,777       24,027       10,661       14,062
Expense ratio (%)*                                                   2.00         1.99         1.97         2.01         1.97
Expense ratio after expense reductions (%)*                          2.00         1.99         1.96         2.00         1.95
Ratio of net investment income (loss) to average net assets (%)*     1.59         1.32         1.54         0.86        (0.09)
Portfolio turnover rate (%)                                         63.33        52.99        56.04        30.83       115.59
*Reflects voluntary reduction of expenses of these amounts (%)       0.12         0.02         0.05         0.23         0.28

(a) Per-share figures have been calculated using the average shares method.
(b) Does not reflect any front-end or contingent deferred sales charges.
(c) January 1, 1999 (commencement of share class) to June 30, 1999.
(d) Not annualized.
(e) Annualized.


            The text and notes are an integral part of the financial statements.

Financial Highlights  CONTINUED
--------------------------------------------------------------------------------


                                                                                              Class S
                                                                   ================================================================
                                                                                        Years ended June 30
                                                                   ----------------------------------------------------------------
Per-Share Data                                                      1997(a)      1998(a)      1999(a)      2000(a)      2001(a)
===================================================================================================================================
Net asset value, beginning of year ($)                              13.85        14.86        16.80        15.79        13.68
                                                                   ------       ------       ------       ------       ------
  Net investment income ($)*                                         0.36         0.37         0.38         0.27         0.15
  Net realized and unrealized gain (loss) on investments,
  foreign currency and forward contracts ($)                         2.90         3.56        (0.44)       (1.79)        5.62
                                                                   ------       ------       ------       ------       ------
Total from investment operations ($)                                 3.26         3.93        (0.06)       (1.52)        5.77
                                                                   ------       ------       ------       ------       ------
  Dividends from net investment income ($)                          (0.31)       (0.32)       (0.32)       (0.37)       (0.24)
  Distributions from capital gains ($)                              (1.94)       (1.67)       (0.63)       (0.22)       (0.67)
                                                                   ------       ------       ------       ------       ------
Total distributions ($)                                             (2.25)       (1.99)       (0.95)       (0.59)       (0.91)
                                                                   ------       ------       ------       ------       ------
Net asset value, end of year ($)                                    14.86        16.80        15.79        13.68        18.54
                                                                   ======       ======       ======       ======       ======
Total return (%) (b)                                                27.75        28.45         0.15        (9.58)       43.89

Ratios/Supplemental Data
===================================================================================================================================
Net assets at end of year ($ thousands)                            59,453       89,345       40,750       22,994       34,577
Expense ratio (%)*                                                   1.00         0.99         0.97         1.01         0.97
Expense ratio after expense reductions (%)*                          1.00         0.99         0.96         1.00         0.95
Ratio of net investment income to average net assets (%)*            2.68         2.30         2.56         1.87         0.90
Portfolio turnover rate (%)                                         63.33        52.99        56.04        30.83       115.59
*Reflects voluntary reduction of expenses of these amounts (%)       0.12         0.02         0.04         0.23         0.28

(a)     Per-share figures have been calculated using the average shares method.
(b)     Does not reflect any front-end or contingent deferred sales charges.

Report of Independent Accountants
--------------------------------------------------------------------------------

To the Trustees of State Street Research
Equity Trust and the Shareholders of
State Street Research Mid-Cap Value Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the State Street Research Mid-Cap Value Fund (formerly State Street Research Alpha Fund) (a series of State Street Research Equity Trust, hereafter referred to as the "Trust") at June 30, 2001, and results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
August 10, 2001


The text and notes are an integral part of the financial statements. 18 State Street Research Mid-Cap Value Fund

Board of Trustees

Richard S. Davis
Chairman of the Board,
President and Chief Executive Officer,
State Street Research & Management Company

Bruce R. Bond
Former Chairman of the Board,
Chief Executive Officer and President,
PictureTel Corporation

Steve A. Garban
Former Senior Vice President
for Finance and Operations and Treasurer, The Pennsylvania State University

Dean O. Morton
Former Executive Vice President,
Chief Operating Officer and Director,
Hewlett-Packard Company

Susan M. Phillips
Dean, School of Business and Public Management,
George Washington University; former Member of the Board of Governors of the Federal Reserve System and Chairman and Commissioner of the Commodity Futures
Trading Commission

Toby Rosenblatt
President, Founders Investments Ltd.

Michael S. Scott Morton
Jay W. Forrester Professor of Management,
Sloan School of Management,
Massachusetts Institute of Technology

[LOGO] STATE STREET RESEARCH                                   -----------------
One Financial Center o Boston, MA 02111-2690                       PRSRT STD
                                                                     AUTO
                                                               U.S. POSTAGE PAID
                                                                 HOLLISTON, MA
                                                                 PERMIT NO. 20
                                                               -----------------

Contact Information for
INVESTOR SERVICES
--------------------------------------------------------------------------------

New accounts, mutual fund purchases, exchanges and account information

[INTERNET]  Internet
            www.ssrfunds.com

[COMPUTER]  E-mail
            info@ssrfunds.com

[PHONE]     Phone
            1-87-SSR-FUNDS (1-877-773-8637), toll-free, 7 days a week, 24 hours a day
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[FAX]       Fax
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            Center by calling 1-87-SSR-FUNDS or 1-877-773-8637)

[MAILBOX]   Mail
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For 24-Hour
Automated Access
to Your Account

[PHONE]  1-87-SSR-FUNDS
         ----------------
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www.ssrfunds.com

OverView
---------------------------------------
For more information on the products
and services mentioned in OverView,
our shareholder newsletter, visit our
Web site at www.ssrfunds.com


State Street Research
FYI
--------------------------------------------------------------------------------
Did you know that you can give a State Street Research mutual fund as a gift? Call a service center representative at 1-87-SSR-FUNDS (1-877-773-8637), Monday through Friday, 8am-6pm Eastern Time, to learn more.

---------------------------
           [LOGO]
           DALBAR
   HONORS COMMITMENT TO:
         INVESTORS
            2000
---------------------------
 for Excellence in Service

(1)   Formerly State Street Research Growth Fund.

(2)   Formerly State Street Research Alpha Fund.

(3)   Formerly State Street Research Argo Fund.

(4)   Formerly State Street Research Galileo Fund.

(5) Distribution is now limited. Contact State Street Research for more details.

(6) An investment in the State Street Research Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.
--------------------------------------------------------------------------------

This report must be accompanied or preceded by a current State Street Research Mid-Cap Value Fund prospectus. When used after September 30, 2001, this report must be accompanied by a current Quarterly Performance Update.

To obtain a prospectus of any State Street Research fund call 1-87-SSR-FUNDS (1-877-773-8637). The prospectus contains more complete information, including sales charges and expenses. Please read the prospectus carefully before investing or sending money.

The Dalbar awards recognize quality shareholder service and should not be considered a rating of fund performance. The survey included mutual fund complexes that volunteered or were otherwise selected to participate and was not industrywide.

State Street Research
Spectrum of Funds
--------------------------------------------------------------------------------

AGGRESSIVE

EQUITY FUNDS
------------

Global Resources Fund
Health Sciences Fund
Emerging Growth Fund
Mid-Cap Growth Fund
Concentrated International Fund
Concentrated Growth Fund
Large-Cap Growth Fund(1)
Aurora Fund(5)
Mid-Cap Value Fund(2)
Large-Cap Value Fund(3)
International Equity Fund
Large-Cap Analyst Fund(4)
Investment Trust
Legacy Fund
Strategic Growth & Income Fund
Strategic Income Plus Fund(5)

FIXED INCOME FUNDS
------------------

High Income Fund
Strategic Income Fund
New York Tax-Free Fund(5)
Tax-Exempt Fund
Government Income Fund
Money Market Fund(6)

CONSERVATIVE


(C)2001 State Street Research Investment Services, Inc., One Financial Center, Boston, MA 02111-2690

CONTROL NUMBER:(exp0802)SSR-LD                                     MCV-2185-0801

[LOGO] STATE STREET RESEARCH

Global Resources Fund
--------------------------------------------------------------------------------

                                   [GRAPHIC]

                                Annual Report to Shareholders
                                June 30, 2001

   Contents

2  12 Month Review
   A look at the fund and its market
   environment over the past 12 months

4  Performance in Perspective
   The most recent performance in the
   context of the fund's track record

6  The Fund in Detail
   Portfolio holdings, financials and notes

From the Chairman

Rebound?

After a challenging year for the stock market, investors are hoping that the upswing in the second quarter of 2001 is a sign that the worst is behind us. The economy is still showing signs of weakness, but growth is positive and consumers continue to spend.

[Photo of Richard S. Davis]

Of course, we can't predict what's ahead for the financial markets; but after a period of extreme volatility, we do think it's worth reviewing the investment principles that have guided successful investors for decades: Be patient. Diversify to spread investment risk. And, stick to your regular investment plan. If you're not in the market, you can't benefit when it turns around. These time-tested investment principles may not offer a shortcut to your financial goals, but they describe a road well-traveled by successful investors.

Sincerely,

/s/ Richard S. Davis

Richard S. "Dick" Davis
Chairman
June 30, 2001


[GRAPHIC]

12 Month Review  Management's Discussion of Fund Performance Part 1

                           How State Street Research
                        Global Resources Fund Performed

State Street Research Global Resources Fund delivered strong performance despite a shift in direction for energy prices. The fund returned 28.05% for the 12-month period ended June 30, 2001.(1) That was significantly better than the Lipper Natural Resources Funds Average, which returned 7.45% over the same period.(2) The fund also outperformed the S&P 500 Index, which returned -14.82% for the period.(3)

Reasons for the Fund's Performance
The fund's emphasis on small-cap energy stocks during a period of soaring oil and gas prices helped to generate strong gains during the year. Most of the gains came during the first half of the period while commodity prices were still high. The fund was heavily invested in natural gas stocks, which were the strongest performers. Takeovers among small-cap exploration and production companies also helped boost returns. As commodity prices fell in the second half of the year, we increased the fund's cash position, which helped to preserve gains.

Outlook
We do not expect a quick rebound in energy prices in light of slower economic conditions, which should reduce demand for energy in the period ahead. As a result, we have adopted a slightly more defensive posture for the portfolio. Although the environment is challenging for the types of companies represented in the portfolio, we hope shareholders will maintain a long-term perspective. The average annual return for Global Resources Fund for the ten years ended June 30, 2001 was 10.61% at maximum applicable sales charge, which is in line with the long-term performance of common stocks, in general.

More Management's Discussion of Fund Performance on pages 4 and 5. [ ]

Because financial markets and mutual fund strategies are constantly evolving, it is possible that the fund's holdings, market stance, outlook for various industries or securities and other matters discussed in this report have changed since this information was prepared. Portfolio changes should not be considered recommendations for action by individual investors.


Class A Shares(1)

      28.05% [UP ARROW]

"The fund was heavily invested in natural gas stocks, which were the strongest performers."

[Photo of Dan Rice]
Dan Rice
Portfolio Manager,
State Street Research
Global Resources Fund

S&P 500 Index(3)

      -14.82% [DOWN ARROW]


2 State Street Research Global Resources Fund

[GRAPHIC] The Fund at a Glance as of 6/30/01

State Street Research Global Resources Fund: an aggressive growth fund investing in energy and natural resources companies.

                         Total Net Assets: $182 million
--------------------------------------------------------------------------------
Hits & Misses

[GRAPHIC]
Western Gas Resources

With processing and exploration facilities in nine basins in the Rockies, midcontinental states, Gulf Coast and the Southwest, Western Gas Resources stock rose as a result of successful drilling in the Powder River Basin as well as the takeovers of Barrett Resources and Pennaco.

[GRAPHIC]
Baytex

The stock of this Canadian producer of oil, natural gas and natural gas liquids was dragged down by a glut of heavy oil in Canada, which normally represents 60% of the company's output.


Top 10 Holdings

         Issuer/Security                % of fund assets

 1       Western Gas Resources                      9.5%
 2       Plains Resources                           5.3%
 3       Talisman Energy                            5.0%
 4       Ocean Energy                               4.4%
 5       Baytex Energy                              4.0%
 6       Pure Resources                             3.7%
 7       Patina Oil & Gas                           3.3%
 8       Newpark Resources                          3.0%
 9       XTO Energy                                 2.7%
10       Cabot Oil & Gas                            2.6%
         Total                                     43.5%

See page 9 for more detail.

Performance: Class A

Fund average annual total return as of 6/30/01(4,5)
(at maximum applicable sales charge)

        1 Year    5 Years    10 Years
---------------------------------------------
        20.69%     7.47%      10.61%

Fund average annual total return as of 6/30/01(4)
(does not reflect sales charge)

        1 Year    5 Years    10 Years
---------------------------------------------
        28.05%     8.76%      11.27%

See pages 4 and 5 for data on other share classes.

S&P 500 Index as of 6/30/01(3)

        1 Year    5 Years    10 Years
---------------------------------------------
       -14.82%    14.48%      15.09%


--------------------------------------------------------------------------------
Top 5 Industries
by % of fund assets

[THE FOLLOWING INFORMATION WAS REPRESENTED AS A BAR CHART IN THE PRINTED
MATERIAL]

June 30, 2000

Exploration & Production                        68.2%
Utility                                         11.1%
Contract Drilling                                8.8%
Oil Service                                      7.4%
Miscellaneous                                    2.4%


June 30, 2001

Exploration & Production                        55.8%
Utility                                          9.5%
Oil Service                                      6.6%
Mining                                           4.3%
Contract Drilling                                3.1%


--------------------------------------------------------------------------------
Ticker Symbols

State Street Research Global Resources Fund
Class A: SSGRX Class B(1): SSGPX* Class B: SSBGX Class C: SSGDX Class S: SSGCX*


--------------------------------------------------------------------------------
1  Does not reflect sales charge.

2 The Lipper Natural Resources Funds Average shows performance of a category of mutual funds with similar goals. The Lipper average shows you how well the fund has done compared with competing funds.

3 The S&P 500 Index (officially the "Standard & Poor's 500 Composite Stock Price Index") is an unmanaged index of 500 U.S. stocks. The index does not take transaction charges into consideration. It is not possible to invest directly in the index.

4 Keep in mind that past performance is no guarantee of future results. The fund's share price, yield and return will fluctuate, and you may have a gain or loss when you sell your shares. All returns assume reinvestment of capital gains distributions and income dividends at net asset value.

5 Performance reflects a maximum 5.75% Class A share front-end sales charge.

* Proposed.

[GRAPHIC]
Performance in Perspective  Management's Discussion of Fund Performance Part 2

                    Performance Figures as of June 30, 2001

These two pages focus on the fund's long-term track record. While a mutual fund's past performance is not a guarantee of future results, long-term returns can serve as an important context for evaluating recent performance. Three ways of measuring long-term performance are cumulative returns, average annual returns and the change in dollar value over time of a given investment. Information about these measures follows, while the share class boxes contain the results of these measures for each share class.

Cumulative Total Return
This represents the total percentage you would have earned or lost if you had invested a lump sum in the fund and left it there until the end of the period indicated. Performance would be lower if sales charges were reflected.

Average Annual Total Return
Average annual total return percentage is the rate you would have had to earn during each year of a given time period--say, five years--in order to end up with the fund's actual cumulative return for those five years. In reality, of course, fund performance varies from year to year. Because of this, a fund's actual performance for a given year may be higher or lower than an average annual performance figure.

$10,000 Over 10 Years
This example is similar to cumulative total return, but uses dollars rather than percentages, and assumes that the lump sum you invested was $10,000. It also compares fund performance to the performance of a market index.

--------------------------------------------------------------------------------
        Class A  Front Load

o Initial sales charge of 5.75% or less, with lower sales charges for larger investments (see a prospectus for details)
o Lower annual expenses than Class B(1) or Class C shares because of lower service (12b-1) fee of 0.30%

Cumulative Total Return            1 Year    5 Years    10 Years
(does not reflect               -----------------------------------
sales charge)                      28.05%    52.14%     190.94%

Average Annual Total Return        1 Year    5 Years    10 Years
(at maximum applicable          -----------------------------------
sales charge)                      20.69%     7.47%     10.61

$10,000 Over 10 years

[THE FOLLOWING INFORMATION WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

                   Class A        S&P 500 Index
                   ----------------------------
1991                 9425            10000
1992                 8288            11339
1993                13962            12882
1994                12236            13062
1995                12567            16462
1996                18023            20739
1997                23964            27931
1998                20542            36359
1999                15496            44630
2000                21414            47867
2001                27421            40772
----------------------------------------------------------------

        Class B(1)  Back Load for accounts opened after 1/1/99

o No initial sales charge
o Deferred sales charge of 5% or less on shares you sell within six years
o Annual distribution/service (12b-1) fee of 1.00%
o Automatic conversion to Class A shares after eight years, reducing future annual expenses

Cumulative Total Return            1 Year    5 Years    10 Years
(does not reflect               -----------------------------------
sales charge)                      27.19%    46.39%     174.81%

Average Annual Total Return        1 Year    5 Years    10 Years
(at maximum applicable          -----------------------------------
sales charge)                      22.19%     7.62%     10.64%

$10,000 Over 10 years

[THE FOLLOWING INFORMATION WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

                   Class B(1)      S&P 500 Index
                   -----------------------------
1991                 10000            10000
1992                  8794            11339
1993                 14814            12882
1994                 12917            13062
1995                 13191            16462
1996                 18772            20739
1997                 24776            27931
1998                 21075            36359
1999                 15758            44630
2000                 21605            47867
2001                 27481            40772
----------------------------------------------------------------


4 State Street Research Global Resources Fund

       Class B  Back Load  (only available through exchanges from another
                            Class B account)

o No initial sales charge
o Deferred sales charge of 5% or less on shares you sell within five years
o Annual distribution/service (12b-1) fee of 1.00%
o Automatic conversion to Class A shares after eight years, reducing future annual expenses

Cumulative Total Return            1 Year    5 Years    10 Years
(does not reflect               -----------------------------------
sales charge)                      27.22%    46.61%     175.21%

Average Annual Total Return        1 Year    5 Years    10 Years
(at maximum applicable          -----------------------------------
sales charge)                      22.22%     7.66%     10.66%

$10,000 Over 10 years

[THE FOLLOWING INFORMATION WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

                   Class B        S&P 500 Index
                   ----------------------------
1991                10000            10000
1992                 8794            11339
1993                14814            12882
1994                12917            13062
1995                13191            16462
1996                18772            20739
1997                24776            27931
1998                21075            36359
1999                15785            44630
2000                21633            47867
2001                27521            40772
---------------------------------------------------------------

       Class C Level Load

o No initial sales charge
o Deferred sales charge of 1%, paid if you sell shares within one year of purchase
o Lower deferred sales charge than Class B(1) shares
o Annual distribution/service (12b-1) fee of 1.00%
o No conversion to Class A shares after eight years, so annual expenses do not decrease

Cumulative Total Return            1 Year    5 Years    10 Years
(does not reflect               -----------------------------------
sales charge)                      27.15%    46.48%     174.65%

Average Annual Total Return        1 Year    5 Years    10 Years
(at maximum applicable          -----------------------------------
sales charge)                      26.15%     7.93%     10.63%

$10,000 Over 10 years

[THE FOLLOWING INFORMATION WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

                   Class C       S&P 500 Index
                   ---------------------------
1991                10000           10000
1992                 8794           11339
1993                14814           12882
1994                12906           13062
1995                13180           16462
1996                18750           20739
1997                24732           27931
1998                21030           36359
1999                15737           44630
2000                21601           47867
2001                27465           40772
--------------------------------------------------------------------------------

       Class S Special Programs

o Available through certain retirement accounts, advisory accounts of the investment manager and other programs that usually involve special conditions and separate fees (see a prospectus for details)
o No sales charges of any kind
o No distribution/service (12b-1) fees; annual expenses are lower than for other share classes

Cumulative Total Return             1 Year    5 Years    10 Years
(does not reflect                -----------------------------------
sales charge)                       28.59%    54.27%     198.40%

Average Annual Total Return         1 Year    5 Years    10 Years
(at maximum applicable           -----------------------------------
sales charge)                       28.59%     9.06%     11.55%

$10,000 Over 10 years

[THE FOLLOWING INFORMATION WAS REPRESENTED AS A BAR CHART IN THE PRINTED
MATERIAL]

                   Class S       S&P 500 Index
                   ---------------------------
1991                 10000           10000
1992                  8794           11339
1993                 14825           12882
1994                 13048           13062
1995                 13454           16462
1996                 19342           20739
1997                 25789           27931
1998                 22150           36359
1999                 16761           44630
2000                 23206           47867
2001                 29840           40772

--------------------------------------------------------------
A Closer Look [GRAPHIC]

12b-1 fees

12b-1 fees are named after the SEC rule that permits them.

The fund pays 12b-1 fees to cover service and distribution costs. The fees cover personal services and the maintenance of shareholder accounts.

The fees also cover selling and marketing expenditures for the sale of fund shares.

The fund pays 12b-1 fees out of its assets, so shareholders see them as an indirect charge rather than a direct charge.


All of the performance figures on these pages assume reinvestment of dividends and distributions at net asset value.

The average annual total returns for the fund also include the effects of any fees and sales charges that would apply for each share class.

The S&P 500 Index (officially the "Standard & Poor's 500 Composite Stock Price Index") is an unmanaged index of 500 U.S. stocks. The index does not take transaction charges into consideration. It is not possible to invest directly in the index.

Keep in mind that past performance is no guarantee of future results. The fund's share price, yield and return will fluctuate, and you may have a gain or loss when you sell your shares.

Performance for Class B(1) reflects Class B performance through December 31, 1998. Class B(1) was introduced January 1, 1999.

[GRAPHIC]
The Fund in Detail

The following pages describe the fund in detail as of the date of this report. They provide a "snapshot" of the fund's holdings at one moment in time (the report date), describe the financial dimensions of its operations and the past fiscal year, and give a summary of operations on a per-share basis for the past five fiscal years. There's also an overview of the fund and its business structure, as well as information on the accounting policies the fund uses in arriving at the figures it presents here.

[GRAPHIC]

Together, the words and numbers in this section offer a comprehensive picture of the fund and its recent activities. In fact, the text and notes on pages 7 to 18 are an integral part of the financial statements, which wouldn't be complete without them.

For more information about the fund's strategies, risks and expenses, refer to the fund's prospectus; you'll need to read it before making any investments. The prospectus also has more details on the fund's share classes and its policies for shareholder accounts. To obtain a copy of any State Street Research prospectus, see the back cover of this report.

Keep in mind that in annual reports, the portfolio holdings and financial statements are audited, while in semiannual reports they are unaudited.


6 State Street Research Global Resources Fund

About the Fund
--------------------------------------------------------------------------------

Business Structure

State Street Research Global Resources is a mutual fund that allows shareholders to pool their assets for investment in a portfolio of securities. This fund is a series of State Street Research Equity Trust, a Massachusetts business trust, and is an open-end management investment company.

Four entities administer the fund's main business functions:

  o The board of trustees oversees the fund with its shareholders' interests in mind and have ultimate responsibility for the fund's activities.

  o The investment manager, State Street Research & Management Company, is responsible for the fund's investment and business activities, and receives the management fee as compensation.

  o The distributor, State Street Research Investment Services, Inc., sells shares of the fund, handles investor inquiries and transaction orders, and provides other shareholder services.

  o The custodian, State Street Bank and Trust Company, holds fund securities, provides data on their market value, and handles related services.

The investment manager and the distributor are subsidiaries of MetLife, Inc. ("MetLife"). State Street Bank and Trust Company is not affiliated with MetLife (the similarity between its name and the names of the investment manager and distributor is coincidental). A majority of the trustees consists of people who are not affiliated with MetLife or any of its subsidiaries. The distributor pays a portion of its fees to MetLife for services it provides, including maintaining the accounts of some investors who hold shares through their firm's employee benefit plans and other sponsored arrangements.

Goal and Strategy
The fund seeks to provide long-term growth of capital. In seeking to achieve its investment objective, the fund invests primarily in equity securities of domestic and foreign companies in the energy and natural resources industries.

Share Classes
The fund generally offers four share classes, each with its own sales charge and expense structure. The fund also offers an additional class of shares (Class B), but only to current Class B shareholders through reinvestment of dividends and distributions or through exchanges from existing Class B accounts of other State Street Research funds.

Class A shares are subject to an initial sales charge of up to 5.75% and pay annual service and distribution fees equal to 0.30% of average daily net assets. Class B(1) and Class B shares pay annual service and distribution fees of 1.00% and both classes automatically convert into Class A shares (which pay lower ongoing expenses) at the end of eight years. Class B(1) and Class B shares are subject to a contingent deferred sales charge on certain redemptions made within six years and five years of purchase, respectively. Class C shares are subject to a contingent deferred sales charge of 1.00% on any shares redeemed within one year of their purchase, and shares also pay annual service and distribution fees of 1.00%. Class S shares are only offered through certain retirement accounts, advisory accounts of the investment manager, and special programs. No sales charge is imposed at the time of purchase or redemption of Class S shares. Class S shares do not pay any service or distribution fees.

            The text and notes are an integral part of the financial statements.

The Fund's Accounting Policies
--------------------------------------------------------------------------------

In keeping with accounting principles generally accepted in the United States, the fund has used the following policies in preparing the portfolio holdings and financial statements in this report:

The fund values all portfolio securities as of the date of this report (or, if that day was not a business day, then the most recent business day). The fund uses the following methods for determining the values of various types of securities:

  o Listed securities -- The fund uses the price of the last sale on a national securities exchange that was quoted before the close of the New York Stock Exchange.

  o Over-the-counter securities -- The fund uses the closing prices quoted on the Nasdaq system. If a security has not traded that day, or if it is not quoted on the Nasdaq system, the value is set at halfway between the closing bid and asked quotations.

  o Securities maturing within 60 days -- The fund adjusts the value of these securities daily, moving them closer to the amount due on maturity as the maturity date approaches.

  o Other securities -- The fund prices these securities at fair value under procedures established and supervised by the trustees.

The fund accounts for each purchase and sale of portfolio securities on the trade date. In calculating realized gains or losses, the fund takes as its cost basis the identified cost of securities sold.

The fund records investment income from portfolio securities as follows:

  o Interest -- The fund accrues interest daily as it is earned.

  o Cash dividends -- The fund accrues these on the ex-dividend date.

The fund may seek additional income by lending portfolio securities to qualified institutions. The fund will receive cash or securities as collateral in the amount equal to at least 100% of the current market value of any loaned securities plus accrued interest. By reinvesting any cash collateral it receives in theses transactions, the fund could realize additional gains or losses. If the borrower fails to return the securities and the collateral has declined in value, the fund could lose money. The fund accounts for income from the lending of its securities by including it in interest income.

The fund distributes its net earnings to its shareholders. The fund calculates these distributions using federal income tax regulations. As a result, they may be different than if the fund used generally accepted accounting principles. The fund distributes its earnings on the following schedule:

  o Dividends from net investment income -- The fund ordinarily declares and pays these quarterly.

  o Net realized capital gains -- The fund distributes these annually, if any, and may make an additional distribution if tax regulations make it necessary.

If the fund has no earnings to distribute, it will not make a distribution.

The fund does not intend to pay federal income tax. It has elected to be exempt from taxes under Subchapter M of the Internal Revenue Code, in part because it makes distributions as described above. The fund pays expenses as follows:

  o Expenses attributed to the fund -- The fund pays these directly. Examples of these expenses include the management fee, transfer agent fee, custodian fee and distribution and service fees.

  o Expenses attributed to the trust of which the fund is a series -- These expenses are divided among all funds in the trust. Each fund pays a proportional share. Examples of these expenses include legal fees and trustee fees.

The fund has used certain estimates and assumptions in preparing this report. Although they are necessary in order to follow generally accepted accounting principles, these estimates and assumptions affect several key areas, including the reported amounts of assets and liabilities and income and expenses. Actual results could differ from those estimates.


The text and notes are an integral part of the financial statements. 8 State Street Research Global Resources Fund

Portfolio Holdings
--------------------------------------------------------------------------------
June 30, 2001

The listings that begin on this page detail the fund's investment holdings as of the report date. We have grouped the holdings by asset class and by smaller sub-groups as well. For example, we have grouped this fund's holdings by asset class and then by specific industry.

The solid colored circles show the fund's ten largest holdings, with the number in the circle showing where the holding ranks in the top ten.


--------------------------------------------------------------------------------
Notes about specific elements of the financials are called out in boxes such as this.
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
KEY TO SYMBOLS

* Denotes a security which has not paid a dividend during the last year.

# Denotes a Global Depositary Receipt, a form of ownership of foreign securities that is traded in the United States and denominated in U.S. dollars.

+ Denotes a Rule 144A restricted security, meaning that it trades only among certain qualified institutional buyers. As of the report date, the fund had 1.10% of net assets in Rule 144A securities.

++Denotes a security restricted as to public resale. As of the report date, the fund had 0.12% of net assets in restricted securities.
--------------------------------------------------------------------------------

     Issuer                                            Shares         Value
     ---------------------------------------------------------------------------

     Equity Securities  82.0% of net assets

     Contract Drilling  3.1% of net assets
     ---------------------------------------------------------------------------
     Drillers Technology Corp.*++
       (acquired 6/29/00, cost $222,747)              200,000        $215,472
     Drillers Technology Corp. Wts.*+                 100,000          16,144
     Patterson UTI Energy Inc.*                       180,000       3,420,000
     TMBR/Sharp Drilling Inc.*                        136,800       2,052,000
                                                                  -----------
                                                                    5,703,616
                                                                  -----------
     Exploration & Production  55.8% of net assets
     ---------------------------------------------------------------------------
     3Tec Energy Corp.*                               300,000       4,563,000
     Atlas Energy Ltd.*                                20,625          33,976
(5)  Baytex Energy Ltd. Cl. A*                      1,142,748       7,379,369
     Brigham Exploration Co.*                          34,400         125,560
(10) Cabot Oil & Gas Corp. Cl. A                      196,500       4,794,600
     Callon Petroleum Co.*                            325,500       3,857,175
     Canadian 88 Energy Corp.*                      2,934,100       4,430,491
     Clayton Williams Energy Inc.*                    200,330       3,111,125
     Comstock Resources Inc.*                         200,000       2,050,000
     Elk Point Resources Inc. Cl. A*                  490,500       1,454,435
     Gulfstream Resources Ltd.                        124,700         211,997
     Keywest Energy Corp.*                            740,900         878,769
(4)  Ocean Energy Inc.                                458,900       8,007,805
(7)  Patina Oil & Gas Corp.                           225,000       5,962,500
     Pease Oil & Gas Co.*                              20,000          29,600
     Pease Oil & Gas Co. Pfd.*                          8,750          10,150
(2)  Plains Resources Inc.*                           400,000       9,600,000
(6)  Pure Resources, Inc.*                            378,598       6,814,764
     Quicksilver Resources Inc.                       101,100       1,819,800
     Remington Oil & Gas Corp.*                       150,000       2,188,500
     Richland Petroleum Corp.*                        332,900         943,246
     Seven Seas Petroleum Inc.*                       657,600       1,578,240
     Southwestern Energy Co.*                         359,300       4,401,425
     Swift Energy Co.*                                100,000       3,013,000
(3)  Talisman Energy Inc.                             241,500       9,198,735
     Tom Brown, Inc.*                                 180,900       4,412,151
     Ultra Petroleum Corp.*                           799,960       3,839,808
     Vermilion Resources Ltd.*+                       281,900       1,998,711
(9)  XTO Energy Inc.                                  348,750       5,004,562
                                                                  -----------
                                                                  101,713,494
                                                                  -----------
     Mining  4.3% of net assets
     ---------------------------------------------------------------------------
     Ashanti Goldfields Co. Ltd.* #                   600,000       1,800,000
     Crystallex International Corp.*                1,250,000       1,850,000
     Manhattan Minerals Corp.*                        150,000          96,863
     Nevsun Resources Ltd.*                           400,000          90,933
     Newmont Mining Corp.                              80,000       1,488,800
     Placer Dome Inc.                                 150,000       1,470,000
     Romarco Minerals Inc.*                           223,000          34,532


            The text and notes are an integral part of the financial statements.

Portfolio Holdings CONTINUED
--------------------------------------------------------------------------------
June 30, 2001

     Issuer                                           Shares          Value
     ---------------------------------------------------------------------------

     Mining (CONTINUED)
     ---------------------------------------------------------------------------
     Southwestern Resources Corp.*                    243,300    $    488,973
     Tombstone Exploration Co. Ltd.*                  200,000          10,214
     Viceroy Resources Corp.*                         183,000          31,352
     Virginia Gold Mines Inc.*                        500,000         200,975
     X-Cal Resources Ltd.*                          1,755,500         173,514
     Zimbabwe Platinum Mines Ltd.*                    150,000          70,387
                                                                  -----------
                                                                    7,806,543
                                                                  -----------
     Miscellaneous  2.0% of net assets
     ---------------------------------------------------------------------------
     OMI Corp.*                                       659,500       3,699,795
                                                                  -----------
     Oil Service  6.6% of net assets
     ---------------------------------------------------------------------------
     Badger Daylighting Inc.*                         375,000    $    311,347
     Global Industries Inc.*                          175,000       2,297,750
(8)  NewPark Resources Inc.*                          500,000       5,550,000
     NS Group Inc.*                                   150,000       2,002,500
     Pason Systems Inc.                               300,000       1,955,060
                                                                  -----------
                                                                   12,116,657
                                                                  -----------
     Refining  0.7% of net assets
     ---------------------------------------------------------------------------
     Interoil Corp.*                                  156,500         704,250
     Syntroleum Corp.*                                 57,100         474,501
                                                                  -----------
                                                                    1,178,751
                                                                  -----------
     Utility  9.5% of net assets
     ---------------------------------------------------------------------------
(1)  Western Gas Resources Inc.                       532,000      17,343,200
                                                                  -----------
     Total                                                        149,562,056
                                                                  -----------
     Total Equity Securities                                      149,562,056(1)
                                                                  -----------
--------------------------------------------------------------------------------
(1) The fund paid a total of $126,294,206 for these securities.
--------------------------------------------------------------------------------


                                                    Coupon   Maturity     Amount of
Issuer                                               Rate       Date      Principal
-------------------------------------------------------------------------------------------------
Fixed Income Securities  0.7% of net assets
Seven Seas Petroleum Inc. Sr. Note Series B          12.50%   5/15/2005   $3,000,000    1,260,000
                                                                                       ----------
Total Fixed Income Securities                                                           1,260,000(1)
                                                                                        ---------

--------------------------------------------------------------------------------
(1) The fund paid a total of $1,290,000 for these securities.
--------------------------------------------------------------------------------

Short-Term Obligations  16.4% of net assets
AIG Funding Inc.                                      3.73%   7/11/2001    4,385,000    4,380,457
American Express Credit Corp.                         4.09%   7/02/2001    3,531,000    3,530,599
American Express Credit Corp.                         3.83%   7/13/2001    5,000,000    4,993,616
Caterpillar Financial Services NV                     3.75%   7/11/2001    3,375,000    3,371,484
General Electric Cap. Corp.                           3.90%   7/05/2001    7,014,000    7,010,961
Verizon Network Funding Inc.                          3.87%   7/09/2001    6,652,000    6,646,279
                                                                                       ----------
Total Short-Term Obligations                                                           29,933,396(2)
                                                                                       ----------

--------------------------------------------------------------------------------
(2) The fund paid a total of $29,933,396 for these securities.
--------------------------------------------------------------------------------


The text and notes are an integral part of the financial statements. 10 State Street Research Global Resources Fund

                                             % of
                                           Net Assets
--------------------------------------------------------------------------------

Summary of Portfolio Assets

Total Investments                             99.1%              $180,755,452(3)
Other Assets, Less Liabilities                 0.9%                 1,616,568
                                             ------              ------------
Net Assets                                   100.0%              $182,372,020
                                             ======              ============

--------------------------------------------------------------------------------
(3) The fund paid a total of $157,517,602 for these securities.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Federal Income Tax Information

At June 30, 2001, the net unrealized appreciation of investments based on cost for federal income tax purposes of $157,835,421 was as follows:

Aggregate gross unrealized appreciation for all investments in
which there is an excess of value over tax cost                     $43,922,034
                                                                    -----------

Aggregate gross unrealized depreciation for all investments in
which there is an excess of tax cost over value                     (21,002,003)
                                                                    -----------
                                                                    $22,920,031
                                                                    ===========
--------------------------------------------------------------------------------

At June 30, 2001, the fund had a capital loss carryforward of $41,817,838 available, to the extent provided in regulations, to offset future capital gains, if any, of which $3,542,853 and $38,274,985 expire on June 30, 2007 and 2008, respectively.

In order to meet certain excise tax distribution requirements under section 4982 of the Internal Revenue Code, the fund is required to measure and distribute annually, if necessary, net capital gains realized during a 12-month period ending October 31. In this connection, the fund is permitted to defer into its next fiscal year any net capital losses incurred between each November 1 and the end of its fiscal year. From November 1, 1999 through June 30, 2000, the fund incurred net capital losses of $23,396,676 and has deferred and treated such losses as arising in the fiscal year ended June 30, 2001.

            The text and notes are an integral part of the financial statements.

Statement of Assets and Liabilities
--------------------------------------------------------------------------------
June 30, 2001

This is the fund's balance sheet as of the report date. It shows the fund's total assets, its liabilities and, by subtraction, its net assets. It also shows the price for each share class as of the report date.

Assets

Investments, at value*                                          $ 180,755,452(1)
Collateral for securities on loan                                   3,059,135
Receivable for securities sold                                      2,281,576
Receivable for fund shares sold                                     1,426,726
Dividends and interest receivable                                      97,678
Other assets                                                          168,539
                                                                -------------
                                                                  187,789,106
Liabilities

Payable for collateral received on securities loaned                3,059,135
Payable for fund shares redeemed                                    1,283,031
Payable for securities purchased                                      560,367
Accrued transfer agent and shareholder services                       158,900
Accrued management fee                                                132,504
Accrued distribution and service fees                                 111,419
Accrued trustees' fees                                                 18,515
Accrued administration fees                                             7,647
Payable to custodian                                                    7,193
Other accrued expenses                                                 78,375
                                                                -------------
                                                                    5,417,086
                                                                -------------
Net Assets                                                      $ 182,372,020
                                                                =============
Net Assets consist of:
  Unrealized appreciation of investments                        $  23,237,850
  Unrealized appreciation of foreign currency                              81
  Accumulated net realized loss                                   (42,244,849)
  Paid-in capital                                                 201,378,938
                                                                -------------
                                                                $ 182,372,020(2)
                                                                =============

*Includes securities on loan valued at $2,999,152

--------------------------------------------------------------------------------
(1) The fund paid a total of $157,517,602 for these securities.
--------------------------------------------------------------------------------
(2)                Net Asset Value (NAV) of Each Share Class

Except where noted, the NAV is the offering and the redemption price for each class.

Class   Net Assets   /       Number of Shares   =   NAV

A       $81,879,987            3,808,200           $21.50*
B(1)    $19,237,399              954,152           $20.16**
B       $44,105,909            2,184,241           $20.19**
C       $30,213,722            1,500,528           $20.14**
S       $ 6,935,003              313,440           $22.13

*  Maximum offering price per share = $22.81 ($21.50 / 0.9425)

** Redemption price per share for Class B(1), Class B and Class C is equal to net asset value less any applicable contingent deferred sales charge.


The text and notes are an integral part of the financial statements. 12 State Street Research Global Resources Fund

Statement of Operations
--------------------------------------------------------------------------------
For the year ended June 30, 2001

This shows what the fund earned and lost over the report period, and what its expenses were.

Investment Income

Dividends, net of foreign taxes                                 $    266,811(1)
Interest                                                             556,020(2)
                                                                ------------
                                                                     822,831
Expenses

Management fee                                                     1,273,706(3)
Transfer agent and shareholder services                              518,041(4)
Reports to shareholders                                              160,138
Custodian fee                                                        115,193
Distribution and service fees - Class A                              210,707(5)
Distribution and service fees - Class B(1)                           144,059(5)
Distribution and service fees - Class B                              480,413(5)
Distribution and service fees - Class C                              279,176(5)
Administration fee                                                    92,747(6)
Registration fees                                                     51,302
Audit fee                                                             28,112
Trustees' fees                                                        12,433(7)
Legal fees                                                             1,102
Miscellaneous                                                         11,623
                                                                ------------
                                                                   3,378,752
Fees paid indirectly                                                 (33,220)(8)
                                                                ------------
                                                                   3,345,532
                                                                ------------
Net investment loss                                               (2,522,701)
                                                                ------------
Realized and Unrealized Gain on Investments

Net realized gain on investments                                  26,676,271(9)
Change in unrealized appreciation of investments                  11,478,450
Change in unrealized appreciation of foreign currency                  4,171
                                                                ------------
  Total change in unrealized appreciation                         11,482,621
                                                                ------------
Net gain on investments                                           38,158,892
                                                                ------------
Net increase in net assets resulting from operations            $ 35,636,191
                                                                ============

--------------------------------------------------------------------------------
(1)  The fund paid foreign taxes of $3,181.
--------------------------------------------------------------------------------
(2) Includes $65,187 in income from the lending of portfolio securities. As of the report date, the fund had a total of $2,999,152 of securities out on loan and was holding a total of $3,059,135 in collateral (consisting entirely of cash collateral invested in AIM Liquid Assets Portfolio) related to those loans.
--------------------------------------------------------------------------------
(3)  The management fee is 0.75% of average net assets.
--------------------------------------------------------------------------------
(4) Includes a total of $305,719 paid to the distributor for the services it provided and to MetLife for similar services it provided, including maintaining the accounts of some investors who hold shares through the firm's employee benefit plans and other sponsored arrangements. Total shareholder service costs are allocated to each fund in the same ratios as the transfer agent costs.
--------------------------------------------------------------------------------
(5) Payments made to the distributor under the fund's 12b-1 plans. The fees cover personal services and the maintenance of shareholder accounts. The fees also cover distribution and marketing expenditures for the sale of fund shares.
--------------------------------------------------------------------------------
(6) Payments made to the investment manager for certain administrative costs incurred in providing other assistance and services to the fund. The fee is based on a fixed amount that has been allocated equally among the State Street Research funds.
--------------------------------------------------------------------------------
(7) Paid only to trustees who aren't currently affiliated with the adviser (the fund doesn't pay trustees' fees to affiliated trustees).
--------------------------------------------------------------------------------
(8)  Represents transfer agents credits earned from uninvested cash balances.
--------------------------------------------------------------------------------
(9) To earn this, the fund sold $107,231,021 of securities. During this same period, the fund also bought $60,617,788 worth of securities. These figures don't include short-term obligations or U.S. government securities.
--------------------------------------------------------------------------------


            The text and notes are an integral part of the financial statements.

Statement of Changes in Net Assets
--------------------------------------------------------------------------------
For the year ended June 30, 2001

This shows how the fund's size changed over the report period, including changes that resulted from investment performance as well as those that resulted from shareholders.

                                                       Years ended June 30
--------------------------------------------------------------------------------
                                                      2000             2001
--------------------------------------------------------------------------------

Increase (Decrease) in Net Assets

Operations:
Net investment loss                               ($2,450,021)   ($2,522,701)
Net realized gain (loss) on
  investments                                     (22,887,534)    26,676,271
Net unrealized appreciation of
  investments                                      64,066,342     11,482,621
                                                 ---------------------------
Net increase resulting from
  operations                                       38,728,787     35,636,191
                                                 ---------------------------
Net decrease from fund share
  transactions                                    (39,749,208)   (12,288,118)(1)
                                                 ---------------------------
Total increase (decrease) in
  net assets                                       (1,020,421)    23,348,073

Net Assets

Beginning of year                                 160,044,368    159,023,947
                                                 ---------------------------
End of year                                      $159,023,947   $182,372,020
                                                 ===========================


The text and notes are an integral part of the financial statements. 14 State Street Research Global Resources Fund

--------------------------------------------------------------------------------
(2) These transactions break down by share class as follows:

                                                                         Years ended June 30
                                                       -----------------------------------------------------------
                                                                2000                             2001
                                                       -----------------------------------------------------------
Class A                                                  Shares        Amount             Shares         Amount
==================================================================================================================
Shares sold                                             5,507,375   $  75,898,189        6,967,165   $ 142,901,760*
Shares redeemed                                        (6,853,632)    (88,329,954)      (7,338,310)   (143,800,835)
                                                       -----------------------------------------------------------
Net decrease                                           (1,346,257)  ($ 12,431,765)        (371,145)  ($    899,075)
                                                       -----------------------------------------------------------

Class B(1)                                               Shares        Amount             Shares         Amount
==================================================================================================================
Shares sold                                               382,807   $   4,790,641          761,005   $  14,499,498**
Shares redeemed                                          (276,884)     (3,348,391)        (349,944)     (6,478,316)***
                                                       -----------------------------------------------------------
Net increase                                              105,923   $   1,442,250          411,061   $   8,021,182
                                                       -----------------------------------------------------------

Class B                                                  Shares        Amount             Shares         Amount
==================================================================================================================
Shares sold                                               353,834   $   4,347,389          222,344   $   4,056,606
Shares redeemed                                        (2,205,311)    (25,724,585)      (1,085,514)    (20,033,016)***
                                                       -----------------------------------------------------------
Net decrease                                           (1,851,477)  ($ 21,377,196)        (863,170)  ($ 15,976,410)
                                                       -----------------------------------------------------------

Class C                                                  Shares        Amount             Shares         Amount
==================================================================================================================
Shares sold                                               587,132   $   7,801,087        1,008,457   $  19,099,535**
Shares redeemed                                        (1,327,115)    (16,095,107)        (980,154)    (18,165,096)****
                                                       -----------------------------------------------------------
Net increase (decrease)                                  (739,983)  ($  8,294,020)          28,303   $     934,439
                                                       -----------------------------------------------------------

Class S                                                  Shares        Amount             Shares         Amount
==================================================================================================================
Shares sold                                               897,149   $  11,629,254          350,634   $   7,030,380
Shares redeemed                                          (847,083)    (10,717,731)        (536,910)    (11,398,634)
                                                       -----------------------------------------------------------
Net increase (decrease)                                    50,066   $     911,523         (186,276)  ($  4,368,254)
                                                       -----------------------------------------------------------

      The trustees have the authority to issue an unlimited number of shares of beneficial interest, with a $.001 par value per share.

* Sales charges collected by the distributor and MetLife were $85,688 and $45,525.

** Like all broker-dealers, MetLife received commissions that were calculated as a percentage of these sales but the commissions of $110,442 and $415 for Class B(1) and Class C, were paid by the distributor, not the fund.

*** Includes $6,853 and $21,820 in deferred sales charges collected by the distributor for Class B(1) and Class B.

****  Includes $2,179 in deferred sales charges collected by the distributor.
--------------------------------------------------------------------------------


            The text and notes are an integral part of the financial statements.

Financial Highlights
--------------------------------------------------------------------------------
These provide a summary of each share class's financial performance.

                                                                                              Class A
                                                                   ================================================================
                                                                                        Years ended June 30
                                                                   ----------------------------------------------------------------
Per-Share Data                                                      1997(a)      1998(a)      1999(a)      2000(a)      2001(a)
===================================================================================================================================
Net asset value, beginning of year ($)                              17.44        22.39        17.35        12.15        16.79
                                                                   ------       ------       ------       ------       ------
  Net investment loss ($)                                           (0.15)       (0.18)       (0.11)       (0.17)       (0.22)
  Net realized and unrealized gain (loss) on investments,
    foreign currency and forward contracts ($)                       5.86        (2.52)       (4.34)        4.81         4.93
                                                                   ------       ------       ------       ------       ------
Total from investment operations ($)                                 5.71        (2.70)       (4.45)        4.64         4.71
                                                                   ------       ------       ------       ------       ------
  Distributions from capital gains ($)                              (0.76)       (2.34)       (0.75)          --           --
                                                                   ------       ------       ------       ------       ------
Total distributions ($)                                             (0.76)       (2.34)       (0.75)          --           --
                                                                   ------       ------       ------       ------       ------
Net asset value, end of year ($)                                    22.39        17.35        12.15        16.79        21.50
                                                                   ======       ======       ======       ======       ======
Total return (%)(b)                                                 32.96       (14.28)      (24.56)       38.19        28.05

Ratios/Supplemental Data
===================================================================================================================================
Net assets at end of year ($ thousands)                            80,029       82,376       67,155       70,152       81,880
Expense ratio (%)                                                    1.42         1.46         1.59         1.74         1.63
Expense ratio after expense reductions (%)                           1.42         1.46         1.57         1.72         1.61
Ratio of net investment loss to average net assets (%)              (0.73)       (0.82)       (0.97)       (1.34)       (1.11)
Portfolio turnover rate (%)                                         51.67        68.69        55.89        47.49        37.97


                                                                                                         Class B(1)
                                                                                           ========================================
                                                                                                     Years ended June 30
                                                                                           ----------------------------------------
Per-Share Data                                                                                1999(a)(c)   2000(a)      2001(a)
===================================================================================================================================
Net asset value, beginning of year ($)                                                         9.44        11.56        15.85
                                                                                              -----        -----        -----
  Net investment loss ($)                                                                     (0.08)       (0.26)       (0.33)
  Net realized and unrealized gain on investments and
    foreign currency ($)                                                                       2.20         4.55         4.64
                                                                                              -----        -----        -----
Total from investment operations ($)                                                           2.12         4.29         4.31
                                                                                              -----        -----        -----
Net asset value, end of year ($)                                                              11.56        15.85        20.16
                                                                                              =====        =====        =====
Total return (%)(b)                                                                           22.46(d)     37.11        27.19

Ratios/Supplemental Data
===================================================================================================================================
Net assets at end of year ($ thousands)                                                       5,053        8,608       19,237
Expense ratio (%)                                                                              2.19(e)      2.48         2.33
Expense ratio after expense reductions (%)                                                     2.17(e)      2.46         2.31
Ratio of net investment loss to average net assets (%)                                        (1.64)(e)    (2.12)       (1.78)
Portfolio turnover rate (%)                                                                   55.89        47.49        37.97


The text and notes are an integral part of the financial statements. 16 State Street Research Global Resources Fund

                                                                                              Class B
                                                                   ================================================================
                                                                                        Years ended June 30
                                                                   ----------------------------------------------------------------
Per-Share Data                                                      1997(a)      1998(a)      1999(a)      2000(a)      2001(a)
===================================================================================================================================
Net asset value, beginning of year ($)                              17.12        21.80        16.71        11.58        15.87
                                                                   ------       ------       ------       ------       ------
  Net investment loss ($)                                           (0.30)       (0.33)       (0.19)       (0.26)       (0.34)
  Net realized and unrealized gain (loss) on investments,
    foreign currency and forward contracts ($)                       5.74        (2.42)       (4.19)        4.55         4.66
                                                                   ------       ------       ------       ------       ------
Total from investment operations ($)                                 5.44        (2.75)       (4.38)        4.29         4.32
                                                                   ------       ------       ------       ------       ------
  Distributions from capital gains ($)                              (0.76)       (2.34)       (0.75)          --           --
                                                                   ------       ------       ------       ------       ------
Total distributions ($)                                             (0.76)       (2.34)       (0.75)          --           --
                                                                   ------       ------       ------       ------       ------
Net asset value, end of year ($)                                    21.80        16.71        11.58        15.87        20.19
                                                                   ======       ======       ======       ======       ======
Total return (%)(b)                                                 31.98       (14.94)      (25.10)       37.05        27.22

Ratios/Supplemental Data
===================================================================================================================================
Net assets at end of year ($ thousands)                            78,701       89,689       56,708       48,352       44,106
Expense ratio (%)                                                    2.17         2.21         2.34         2.48         2.33
Expense ratio after expense reductions (%)                           2.17         2.21         2.32         2.46         2.31
Ratio of net investment loss to average net assets (%)              (1.47)       (1.57)       (1.73)       (2.10)       (1.87)
Portfolio turnover rate (%)                                         51.67        68.69        55.89        47.49        37.97



                                                                                              Class C
                                                                   ================================================================
                                                                                        Years ended June 30
                                                                   ----------------------------------------------------------------
Per-Share Data                                                      1997(a)      1998(a)      1999(a)      2000(a)      2001(a)
===================================================================================================================================
Net asset value, beginning of year ($)                              17.10        21.76        16.67        11.54        15.84
                                                                   ------       ------       ------       ------       ------
  Net investment loss ($)                                           (0.30)       (0.33)       (0.19)       (0.25)       (0.34)
  Net realized and unrealized gain (loss) on investments,
    foreign currency and forward contracts ($)                       5.72        (2.42)       (4.19)        4.55         4.64
                                                                   ------       ------       ------       ------       ------
Total from investment operations ($)                                 5.42        (2.75)       (4.38)        4.30         4.30
                                                                   ------       ------       ------       ------       ------
  Distributions from capital gains ($)                              (0.76)       (2.34)       (0.75)          --           --
                                                                   ------       ------       ------       ------       ------
Total distributions ($)                                             (0.76)       (2.34)       (0.75)          --           --
                                                                   ------       ------       ------       ------       ------
Net asset value, end of year ($)                                    21.76        16.67        11.54        15.84        20.14
                                                                   ======       ======       ======       ======       ======
Total return (%)(b)                                                 31.90       (14.97)      (25.17)       37.26        27.15

Ratios/Supplemental Data
===================================================================================================================================
Net assets at end of year ($ thousands)                            27,528       37,566       25,538       23,313       30,214
Expense ratio (%)                                                    2.17         2.21         2.34         2.48         2.33
Expense ratio after expense reductions (%)                           2.17         2.21         2.32         2.46         2.31
Ratio of net investment loss to average net assets (%)              (1.45)       (1.57)       (1.72)       (2.06)       (1.83)
Portfolio turnover rate (%)                                         51.67        68.69        55.89        47.49        37.97

(a) Per-share figures have been calculated using the average shares method.
(b) Does not reflect any front-end or contingent deferred sales charges.
(c) January 1, 1999 (commencement of share class) to June 30, 1999.
(d) Not annualized.
(e) Annualized.


            The text and notes are an integral part of the financial statements.

Financial Highlights  CONTINUED
--------------------------------------------------------------------------------


                                                                                              Class S
                                                                   ================================================================
                                                                                        Years ended June 30
                                                                   ----------------------------------------------------------------
Per-Share Data                                                      1997(a)      1998(a)      1999(a)      2000(a)      2001(a)
===================================================================================================================================
Net asset value, beginning of year ($)                              17.64        22.72        17.67        12.43        17.21
                                                                   ------       ------       ------       ------       ------
  Net investment loss ($)                                           (0.10)       (0.13)       (0.08)       (0.15)       (0.18)
  Net realized and unrealized gain (loss) on investments,
    foreign currency and forward contracts ($)                       5.94        (2.58)       (4.41)        4.93         5.10
                                                                   ------       ------       ------       ------       ------
Total from investment operations ($)                                 5.84        (2.71)       (4.49)        4.78         4.92
                                                                   ------       ------       ------       ------       ------
  Distributions from capital gains ($)                              (0.76)       (2.34)       (0.75)          --           --
                                                                   ------       ------       ------       ------       ------
Total distributions ($)                                             (0.76)       (2.34)       (0.75)          --           --
                                                                   ------       ------       ------       ------       ------
Net asset value, end of year ($)                                    22.72        17.67        12.43        17.21        22.13
                                                                   ======       ======       ======       ======       ======
Total return (%) (b)                                                33.33       (14.11)      (24.33)       38.46        28.59

Ratios/Supplemental Data
===================================================================================================================================
Net assets at end of year ($ thousands)                            10,747        5,745        5,590        8,599        6,935
Expense ratio (%)                                                    1.17         1.21         1.34         1.48         1.33
Expense ratio after expense reductions (%)                           1.17         1.21         1.32         1.46         1.31
Ratio of net investment loss to average net assets (%)              (0.48)       (0.55)       (0.70)       (1.11)       (0.89)
Portfolio turnover rate (%)                                         51.67        68.69        55.89        47.49        37.97

(a) Per-share figures have been calculated using the average shares method.
(b) Does not reflect any front-end or contingent deferred sales charges.

Report of Independent Accountants
--------------------------------------------------------------------------------

To the Trustees of State Street Research
Equity Trust and the Shareholders of
State Street Research Global Resources Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the State Street Research Global Resources Fund (a series of State Street Research Equity Trust, hereafter referred to as the "Trust") at June 30, 2001, and results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
August 10, 2001


The text and notes are an integral part of the financial statements. 18 State Street Research Global Resources Fund

Board of Trustees


Richard S. Davis
Chairman of the Board,
President and Chief Executive Officer,
State Street Research & Management Company

Bruce R. Bond
Former Chairman of the Board,
Chief Executive Officer and President,
PictureTel Corporation

Steve A. Garban
Former Senior Vice President
for Finance and Operations and Treasurer, The Pennsylvania State University

Dean O. Morton
Former Executive Vice President,
Chief Operating Officer and Director,
Hewlett-Packard Company

Susan M. Phillips
Dean, School of Business and Public Management,
George Washington University; former Member of the Board of Governors of the Federal Reserve System and Chairman and Commissioner of the Commodity Futures
Trading Commission

Toby Rosenblatt
President, Founders Investments Ltd.

Michael S. Scott Morton
Jay W. Forrester Professor of Management,
Sloan School of Management,
Massachusetts Institute of Technology


Cover Image: (C) Digital Vision/PictureQuest

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INVESTOR SERVICES
--------------------------------------------------------------------------------

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---------------------------------------
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and services mentioned in OverView,
our shareholder newsletter, visit our
Web site at www.ssrfunds.com


State Street Research
FYI
--------------------------------------------------------------------------------
Did you know that you can give a State Street Research mutual fund as a gift? Call a service center representative at 1-87-SSR-FUNDS (1-877-773-8637), Monday through Friday, 8am-6pm Eastern Time, to learn more.

---------------------------
           [LOGO]
           DALBAR
   HONORS COMMITMENT TO:
         INVESTORS
            2000
---------------------------
 for Excellence in Service

(1)   Formerly State Street Research Growth Fund.

(2)   Formerly State Street Research Alpha Fund.

(3)   Formerly State Street Research Argo Fund.

(4)   Formerly State Street Research Galileo Fund.

(5) Distribution is now limited. Contact State Street Research for more details.

(6) An investment in the State Street Research Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

--------------------------------------------------------------------------------

This report must be accompanied or preceded by a current State Street Research Global Resources Fund prospectus. When used after September 30, 2001, this report must be accompanied by a current Quarterly Performance Update.

To obtain a prospectus of any State Street Research fund call 1-87-SSR-FUNDS (1-877-773-8637). The prospectus contains more complete information, including sales charges and expenses. Please read the prospectus carefully before investing or sending money.

The Dalbar awards recognize quality shareholder service and should not be considered a rating of fund performance. The survey included mutual fund complexes that volunteered or were otherwise selected to participate and was not industrywide.

State Street Research
Spectrum of Funds
--------------------------------------------------------------------------------


AGGRESSIVE

EQUITY FUNDS
------------

Global Resources Fund
Health Sciences Fund
Emerging Growth Fund
Mid-Cap Growth Fund
Concentrated International Fund
Concentrated Growth Fund
Large-Cap Growth Fund(1)
Aurora Fund(5)
Mid-Cap Value Fund(2)
Large-Cap Value Fund(3)
International Equity Fund
Large-Cap Analyst Fund(4)
Investment Trust
Legacy Fund
Strategic Growth & Income Fund
Strategic Income Plus Fund(5)


FIXED INCOME FUNDS
------------------

High Income Fund
Strategic Income Fund
New York Tax-Free Fund(5)
Tax-Exempt Fund
Government Income Fund
Money Market Fund(6)

CONSERVATIVE



(C)2001 State Street Research Investment Services, Inc., One Financial Center, Boston, MA 02111-2690

CONTROL NUMBER:(exp0802)SSR-LD                                      GR-2187-0801

-------------------------------------------------------------------------------
                              STATE STREET RESEARCH
-------------------------------------------------------------------------------
                                  ATHLETES FUND
                                  -------------

                              ANNUAL REPORT

                              June 30, 2001

                               --------------------
                                  WHAT'S INSIDE
                               --------------------
                              FROM THE CHAIRMAN

                              Economic Concerns
                              Rock Stock Market,
                              Boost Bonds

`                             PORTFOLIO MANAGER'S REVIEW

                              A Challenging Year
                              for Growth Stocks
                              and for the Fund

                              FUND INFORMATION

                              Facts and Figures

                              PLUS, COMPLETE PORTFOLIO HOLDINGS
                              AND FINANCIAL STATEMENTS

                                                    ---------------------------
                                                              DALBAR
                                                       HONORS COMMITMENT TO:
                                                            INVESTORS
                                                               2000
                                                    ---------------------------

                                                         For Excellence
                                                           in Service

[LOGO] STATE STREET RESEARCH

FROM THE CHAIRMAN

[Photo of Richard S. "Dick" Davis]

DEAR SHAREHOLDER:

America's economy cooled abruptly in the fourth quarter of 2000 after the Federal Reserve Board raised a key short-term interest rate. However, when it became apparent that the slowdown could result in recession, the Fed reversed course and cut short-term interest rates six times in the first half of 2001 and put the nation on notice that it would act again to keep the economy in positive territory.

STOCKS
The U.S. stock market disappointed most investors with negative returns. For the 12-month period, all major market indexes were down. The S&P 500 Index returned -14.82%.(1) The Nasdaq was down -45.36%. Value investors fared significantly better than growth investors. The Russell 1000 Value Index, a measure of large-cap value stocks, returned 10.33% for the year.(1) Small-cap value stocks gained 30.87%. The energy sector was strong early in 2000 as oil prices spiked. However, it gave back some of its gains in 2001. The technology sector rallied in the final months of the period, raising hopes that the sector's woes could have bottomed out.

BONDS
Bonds were a bright spot as most sectors delivered double-digit returns for the year. Government, mortgage and municipal bonds benefited from slower economic growth and declining intermediate- and long-term interest rates in the first half of the period. Corporate bonds lagged in 2000, but picked up in 2001 as investors sought the relative stability of the bond market. The high- yield market was weak throughout 2000, picked up early in 2001, then gave back some of its gains as concern about the economy deepened.

INTERNATIONAL
Around the world, most foreign markets were awash in red ink. Higher inflation and projected slower economic growth kept a damper on stock markets in Europe and Asia. Although the Japanese government is still struggling with a sagging economy, a new prime minister has promised a plan to deal with a decade-old banking crisis. Japanese stocks moved modestly upward near the end of the period.

OUTLOOK AND OPPORTUNITIES
When the news about the economy and the stock market is grim, it's important to keep a steady hand on your portfolio. Now is a good time to ask your investment professional to put the market events of the past year in perspective and to review your asset allocation in light of your long-term goals. Remember, the best way to achieve your goals is to invest regularly and to stick with your plan. There are no quick fixes for the challenges we face today, but these are sound principles that have been followed by successful investors for decades.

    Sincerely,

/s/ Richard S. Davis

    Richard S. "Dick" Davis, Chairman
    State Street Research Funds
    June 30, 2001

(1) The S&P 500 Index (officially the "Standard and Poor's 500 Composite Stock Price Index") is an unmanaged index of 500 U.S. stocks. The Russell 1000 Value Index contains only those stocks within the complete Russell 1000 Index (a large-company index) that show below-average growth. The indexes do not take transaction charges into consideration. It is not possible to invest directly in the index.

(2) -26.66% for Class B(1) shares; -26.72% for Class B shares; -26.63% for Class C shares; -25.79% for Class S shares.

(3) Keep in mind that past performance is no guarantee of future results. The fund's share price, yield and return will fluctuate, and you may have a gain or loss when you sell your shares. All returns assume rein- vestment of capital gains distributions and income dividends at net asset value.

(4) Performance reflects a maximum 5.75% Class A share front-end sales charge, or 5% Class B(1) or Class B share or 1% Class C share contingent deferred sales charge, where applicable.

(5) Class S shares, offered without a sales charge, are available through certain employee benefit plans and special programs.

AT A MEETING HELD ON AUGUST 1, 2001, THE BOARD OF TRUSTEES VOTED TO LIQUIDATE THE FUND ON OR ABOUT SEPTEMBER 14, 2001.

PLEASE NOTE THAT THE DISCUSSION THROUGHOUT THIS SHAREHOLDER REPORT IS DATED AS INDICATED AND, BECAUSE OF POSSIBLE CHANGES IN VIEWPOINT, DATA AND TRANSACTIONS, SHOULD NOT BE RELIED UPON AS BEING CURRENT THEREAFTER.

-------------------------------------------------------------------------------
FUND INFORMATION (all data are for periods ended June 30, 2001)
-------------------------------------------------------------------------------
TOTAL VALUE OF $10,000 INVESTED
SINCE INCEPTION 3/27/98(3)
(Class A shares, at maximum applicable sales charge)

               "3/98" (Inception)        $ 9,425
               "6/98"                      9,340
               "6/99"                     11,798
               "6/00"                     14,198
               "6/01"                     10,480

AVERAGE ANNUAL TOTAL RETURN
(at maximum applicable sales charge)(3)(4)(5)

-------------------------------------------------------------
                    LIFE OF FUND
                  (since 3/27/ 98)    3 YEARS       1 YEAR
-------------------------------------------------------------
Class A               3.30%            1.88%       -30.43%
-------------------------------------------------------------
Class B(1)            3.57%            2.22%       -30.16%
-------------------------------------------------------------
Class B               3.57%            2.22%       -30.22%
-------------------------------------------------------------
Class C               4.45%            3.21%       -27.33%
-------------------------------------------------------------
Class S               5.52%            4.27%       -25.79%
-------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN(3)(5)
(does not reflect sales charge)

                    LIFE OF FUND
                   (since 3/27/98)   3 YEARS       1 YEAR
-----------------------------------------------------------
Class A                5.19%          3.91%       -26.19%
-----------------------------------------------------------
Class B(1)             4.41%          3.17%       -26.66%
-----------------------------------------------------------
Class B                4.41%          3.17%       -26.72%
-----------------------------------------------------------
Class C                4.45%          3.21%       -26.63%
-----------------------------------------------------------
Class S                5.52%          4.27%       -25.79%
-----------------------------------------------------------

PORTFOLIO MANAGER'S REVIEW
Athletes Fund: A Challenging Year for Growth Stocks and for the Fund

[Photo of Greg Markel]

   Greg Markel
Portfolio Manager

State Street Research would like to update you on some recent fund news. As of June 2001, Gregory Markel assumed portfolio management responsibility for State Street Research Athletes Fund. Greg joined the firm in 1997 as an equity analyst. He has over 12 years of investment experience.

Q: HOW DID THE FUND PERFORM LAST YEAR?
A: It was a difficult year for large-company growth stocks and also for Athletes Fund. Class A shares returned -26.19% for the 12-month period ended June 30, 2001 [does not reflect sales charge].(2) That was significantly less than the S&P 500 Index, which returned -14.82% for the same period.(1)

Q: WHAT ACCOUNTED FOR THE FUND'S PERFORMANCE?
A: Despite early and aggressive intervention by the Federal Reserve Board, the economy has been slow to recover from the past year's downturn. The fund's performance reflects the weak economic environment of the past year.

Q: WHAT WERE THE FUND'S DISAPPOINTMENTS?
A: We were hurt by our investments in technology and telecommunications, especially communications equipment companies such as Corning, JDS Uniphase, Cisco and EMC. Selected drugstore and supermarket holdings also dragged performance down, as did natural gas stocks. Anadarko Petroleum and Burlington Resources both underperformed as a result of falling commodity prices.


Q: WHAT INVESTMENTS HELPED PERFORMANCE DURING THE YEAR?
A: Although the equity environment was unfavorable, good stock selection helped us generate gains from selected sectors of the market. Among the fund's strongest performing industries were retail, consumer staples and pharmaceuticals. In those segments, Bed Bath & Beyond, CVS, Anheuser-Busch, Baxter and Abbott Labs made the most positive contributions. Financial services was also strong, thanks to declining interest rates. The insurance sector benefited from rising prices early in the year, and our investments did well. The industry gave back some of its gains in the second half of the period, but we held on to our positions on expectations that they could go higher. We also added Lehman Brothers in the financial services sector, which we believe could benefit from lower interest rates and an improving market environment.

Q: WHAT IS YOUR OUTLOOK FOR THE YEAR AHEAD?
A: We are cautiously optimistic about an economic recovery in 2002. Although we expect additional earnings disappointments across many sectors of the economy, we believe stabilization in the economy could permit solid earnings growth among S&P 500 companies next year. Higher earnings combined with the aggressive interest rate reductions by the Federal Reserve Board could result in a more positive market environment for the second half of 2001.

June 30, 2001

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
TOP 10 STOCK POSITIONS
(by percentage of net assets)

 1 MICROSOFT                                                              6.1%
 2 ACE                                                                    3.8%
 3 AOL TIME WARNER                                                        3.6%
 4 BED BATH & BEYOND                                                      3.6%
 5 ABBOTT LABORATORIES                                                    3.3%
 6 AIR PRODUCTS & CHEMICALS                                               3.1%
 7 ST. PAUL COMPANIES                                                     3.1%
 8 PHARMACIA                                                              3.0%
 9 FEDERAL HOME LOAN MORTGAGE                                             2.9%
10 GENERAL ELECTRIC                                                       2.7%

These securities represent an aggregate of 35.2% of the portfolio. Because of active management, there is no guarantee that the fund currently invests, or will continue to invest, in the securities listed in this table or in the text above.

TOP 5 EQUITY INDUSTRIES
(by percentage of net assets)

               DRUGS & BIOTECHNOLOGY                16.0%
               COMPUTER SOFTWARE                     9.1%
               RETAIL                                8.3%
               INSURANCE                             6.9%
               MISCELLANEOUS FINANCIAL               5.2%

               Total: 45.5%

LARGEST CONTRIBUTORS TO PERFORMANCE
(July 1, 2000 through June 30, 2001)

               POSITIVE /\
               ------------------------------------------

               MICROSOFT
               BED BATH &
               BEYOND
               AOL TIME WARNER

               NEGATIVE \/
               ------------------------------------------
               CVS
               SAFEWAY
               ANHEUSER-BUSCH

STATE STREET RESEARCH ATHLETES FUND

-------------------------------------------------------------------------------
INVESTMENT PORTFOLIO
-------------------------------------------------------------------------------
June 30, 2001

-------------------------------------------------------------------------------
                                                                         VALUE
                                                     SHARES             (NOTE 1)
-------------------------------------------------------------------------------
COMMON STOCKS 99.0%
CONSUMER DISCRETIONARY 16.5%
CASINOS/GAMBLING, HOTEL/MOTEL 1.7%
Marriott International Inc. ....................     4,300          $   203,562
                                                                    -----------
COMMERCIAL SERVICES 1.4%
Waste Management Inc. ..........................     5,400              166,428
                                                                    -----------
COMMUNICATIONS, MEDIA & ENTERTAINMENT 5.1%
AOL Time Warner Inc.* ..........................     8,300              439,900
Gemstar International Group Ltd.* ..............     4,450              188,413
                                                                    -----------
                                                                        628,313
                                                                    -----------
RETAIL 8.3%
Bed Bath & Beyond Inc.* ........................    14,300              436,436
Gap Inc. .......................................     5,450              158,050
Staples Inc.* ..................................    10,850              164,052
Wal-Mart Stores, Inc. ..........................     5,100              248,880
                                                                    -----------
                                                                      1,007,418
                                                                    -----------
Total Consumer Discretionary ...................                      2,005,721
                                                                    -----------
CONSUMER STAPLES 3.4%
BEVERAGES 1.0%
PepsiCo Inc. ...................................     2,900              128,180
                                                                    -----------
DRUG & GROCERY STORE CHAINS 2.4%
CVS Corp. ......................................     4,350              167,910
Safeway Inc.* ..................................     2,500              120,000
                                                                    -----------
                                                                        287,910
                                                                    -----------
Total Consumer Staples .........................                        416,090
                                                                    -----------
FINANCIAL SERVICES 16.9%
BANKS & SAVINGS & LOAN 4.2%
Bank One Corp. .................................     7,400              264,920
Fifth Third Bancorp ............................     4,100              247,476
                                                                    -----------
                                                                        512,396
                                                                    -----------
INSURANCE 6.9%
ACE Limited ....................................    11,900              465,171
St. Paul Companies, Inc. .......................     7,400              375,106
                                                                    -----------
                                                                        840,277
                                                                    -----------
MISCELLANEOUS FINANCIAL 5.2%
Citigroup, Inc. ................................     5,383              284,438
Federal Home Loan Mortgage Corp. ...............     5,000              350,000
                                                                    -----------
                                                                        634,438
                                                                    -----------
SECURITIES BROKERAGE & SERVICES 0.6%
Lehman Brothers Holdings Inc. ..................       900               69,975
                                                                    -----------
Total Financial Services .......................                      2,057,086
                                                                    -----------
HEALTHCARE 17.5%
DRUGS & BIOTECHNOLOGY 16.0%
Abbott Laboratories Inc. .......................     8,450              405,684
Baxter International Inc. ......................     6,000              294,000
Biogen Inc.* ...................................     1,900              102,638
Cardinal Health Inc. ...........................     2,900              200,100
Johnson & Johnson ..............................     6,300              315,000
Pfizer Inc. ....................................     6,575              263,329
Pharmacia Corp. ................................     8,050              369,898
                                                                    -----------
                                                                      1,950,649
                                                                    -----------
HOSPITAL SUPPLY 1.5%
Biomet Inc. ....................................     3,650              175,784
                                                                    -----------
Total Healthcare ...............................                      2,126,433
                                                                    -----------
INTEGRATED OILS 3.1%
INTEGRATED DOMESTIC 1.9%
Conoco Inc. Cl. B ..............................     7,900              228,310
                                                                    -----------
INTEGRATED INTERNATIONAL 1.2%
Total Fina SA ADR ..............................     2,100              147,420
                                                                    -----------
Total Integrated Oils ..........................                        375,730
                                                                    -----------
MATERIALS & PROCESSING 3.1%
CHEMICALS 3.1%
Air Products & Chemicals, Inc. .................     8,300              379,725
                                                                    -----------
Total Materials & Processing ...................                        379,725
                                                                    -----------
OTHER 4.1%
MULTI-SECTOR 4.1%
General Electric Co. ...........................     6,700              326,625
Tyco International Ltd. ........................     3,150              171,675
                                                                    -----------
Total Other ....................................                        498,300
                                                                    -----------
OTHER ENERGY 2.9%
OIL & GAS PRODUCERS 2.9%
Anadarko Petroleum Corp. .......................     4,050              218,821
Burlington Resources Inc. ......................     3,400              135,830
                                                                    -----------
Total Other Energy .............................                        354,651
                                                                    -----------
PRODUCER DURABLES 8.3%
AEROSPACE 3.6%
Boeing Co. .....................................     4,750              264,100
Lockheed Martin Corp. ..........................     4,600              170,430
                                                                    -----------
                                                                        434,530
                                                                    -----------
MISCELLANEOUS EQUIPMENT 1.5%
Danaher Corp. ..................................     3,300              184,800
                                                                    -----------
PRODUCTION TECHNOLOGY EQUIPMENT 2.1%
Applied Materials Inc.* ........................     4,900              250,880
                                                                    -----------
TELECOMMUNICATIONS EQUIPMENT 1.1%
American Tower Corp. Cl. A* ....................     6,600              136,422
                                                                    -----------
Total Producer Durables ........................                      1,006,632
                                                                    -----------
TECHNOLOGY 19.9%
COMMUNICATIONS TECHNOLOGY 1.3%
Cisco Systems Inc.* ............................     8,490              164,281
                                                                    -----------
COMPUTER SOFTWARE 9.1%
Amdocs Ltd.* ...................................     3,950              212,708
Microsoft Corp.* ...............................    10,350              743,233
Siebel Systems Inc.* ...........................     3,250              154,570
                                                                    -----------
                                                                      1,110,511
                                                                    -----------
COMPUTER TECHNOLOGY 4.3%
EMC Corp.* .....................................     4,000              116,200
International Business Machines Corp. ..........     2,650              299,450
Sun Microsystems Inc.* .........................     6,800              109,820
                                                                    -----------
                                                                        525,470
                                                                    -----------
ELECTRONICS 0.8%
Applera Corp. - Applied Biosystems Group .......     3,500               93,625
                                                                    -----------
ELECTRONICS: SEMICONDUCTORS/COMPONENTS 4.4%
Altera Corp.* ..................................     4,800              142,320
Analog Devices Inc.* ...........................     5,000              216,250
Texas Instruments Inc. .........................     5,600              176,400
                                                                    -----------
                                                                        534,970
                                                                    -----------
Total Technology ...............................                      2,428,857
                                                                    -----------
UTILITIES 3.3%
ELECTRICAL 3.3%
Duke Energy Co. ................................     5,700              222,357
Exelon Corp. ...................................     2,850              182,742
                                                                    -----------
                                                                        405,099
                                                                    -----------
Total Utilities ................................                        405,099
                                                                    -----------
Total Common Stocks and Investments
  (Cost $11,127,267) - 99.0% ...................                     12,054,324
Cash and Other Assets, Less Liabilities - 1.0% .                        126,009
                                                                    -----------
Net Assets - 100.0% ............................                    $12,180,333
                                                                    ===========
-------------------------------------------------------------------------------
Federal Income Tax Information:
At June 30, 2001, the net unrealized appreciation of
  investments based on cost for federal income tax
  purposes of $11,131,916 was as follows:
Aggregate gross unrealized appreciation for all investments
  in which there is an excess of value over tax cost .....          $ 1,691,811
Aggregate gross unrealized depreciation for all investments
  in which there is an excess of tax cost over value .....             (769,403)
                                                                    -----------
                                                                    $   922,408
                                                                    ===========
-------------------------------------------------------------------------------
* Nonincome-producing securities.
  ADR stands for American Depositary Receipt, representing ownership of foreign securities.

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH ATHLETES FUND

-------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
-------------------------------------------------------------------------------
June 30, 2001

ASSETS
Investments, at value** (Cost $11,127,267) (Note 1) ..........     $ 12,054,324
Collateral for securities on loan ............................          877,268
Cash .........................................................          231,148
Receivable from distributor (Note 3) .........................           12,459
Dividends and interest receivable ............................            9,322
Receivable for fund shares sold ..............................               30
Deferred organization costs and other assets (Note 1) ........           34,237
                                                                   ------------
                                                                     13,218,788
LIABILITIES
Payable for collateral received on securities loaned .........          877,268
Accrued transfer agent and shareholder services (Note 2) .....           27,449
Accrued trustees' fees (Note 2) ..............................           17,890
Accrued administration fee (Note 2) ..........................           12,432
Payable for fund shares redeemed .............................           10,732
Accrued management fee (Note 2) ..............................            6,838
Other accrued expenses .......................................           85,846
                                                                   ------------
                                                                      1,038,455
                                                                   ------------
NET ASSETS ...................................................     $ 12,180,333
                                                                   ============
Net Assets consist of:
  Unrealized appreciation of investments .....................     $    927,057
  Accumulated net realized gain ..............................          290,966
  Paid-in capital ............................................       10,962,310
                                                                   ------------
                                                                   $ 12,180,333
                                                                   ============
Net Asset Value and redemption price per share of Class A
  shares ($1,276,690 / 161,753 shares) .......................           $ 7.89
                                                                         ======
Maximum Offering Price per share of Class A shares
  ($7.89 / .9425) ............................................           $ 8.37
                                                                         ======
Net Asset Value and offering price per share of Class B(1)
  shares ($743,201 / 96,472 shares)* .........................           $ 7.70
                                                                         ======
Net Asset Value and offering price per share of Class B
  shares ($703,724 / 91,348 shares)* .........................           $ 7.70
                                                                         ======
Net Asset Value and offering price per share of Class C
  shares ($592,371 / 76,837 shares)* .........................           $ 7.71
                                                                         ======
Net Asset Value, offering price and redemption price per
  share of Class S shares ($8,864,347 / 1,112,891 shares) ....           $ 7.97
                                                                         ======
-------------------------------------------------------------------------------
 * Redemption price per share for Class B(1), Class B and Class C is equal to net asset value less any applicable contingent deferred sales charge.
** Includes securities on loan valued at $854,570.

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH ATHLETES FUND

-------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
-------------------------------------------------------------------------------
For the year ended June 30, 2001

INVESTMENT INCOME
Dividends, net of foreign taxes of $984 ......................      $   130,682
Interest .....................................................           15,582
                                                                    -----------
                                                                        146,264
EXPENSES
Management fee (Note 2) ......................................          128,064
Custodian fee ................................................           94,775
Administration fee (Note 2) ..................................           97,532
Transfer agent and shareholder services (Note 2) .............           85,271
Reports to shareholders ......................................           77,157
Registration fees ............................................           22,780
Audit fee ....................................................           18,541
Amortization of organization costs (Note 1) ..................           17,929
Trustees' fees (Note 2) ......................................            9,131
Distribution and service fees - Class A (Note 5) .............            4,291
Distribution and service fees - Class B(1) (Note 5) ..........            8,403
Distribution and service fees - Class B (Note 5) .............            8,107
Distribution and service fees - Class C (Note 5) .............            7,053
Legal fees ...................................................            6,925
Miscellaneous ................................................           20,338
                                                                    -----------
                                                                        606,297
Fees paid indirectly (Note 2) ................................             (678)
Expenses borne by the distributor (Note 3) ...................         (380,744)
                                                                    -----------
                                                                        224,875
                                                                    -----------
Net investment loss ..........................................          (78,611)
                                                                    -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investments (Notes 1 and 4) .............          297,796
Net unrealized depreciation of investments ...................       (5,976,416)
                                                                    -----------
Net loss on investments ......................................       (5,678,620)
                                                                    -----------
Net decrease in net assets resulting from operations .........      ($5,757,231)
                                                                    ===========

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH ATHLETES FUND

--------------------------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------------------------
                                                                         YEARS ENDED JUNE 30
                                                                   -------------------------------
                                                                      2000                    2001
--------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment loss ...........................................    ($   101,528)           ($    78,611)
Net realized gain on investments ..............................       1,312,453                 297,796
Change in unrealized appreciation (depreciation) of
  investments .................................................       2,892,392              (5,976,416)
                                                                   ------------            ------------
Net increase (decrease) resulting
  from operations .............................................       4,103,317              (5,757,231)
                                                                   ------------            ------------
Distribution from capital gains:
  Class A .....................................................            --                   (72,118)
  Class B(1) ..................................................            --                   (42,632)
  Class B .....................................................            --                   (43,642)
  Class C .....................................................            --                   (37,776)
  Class S .....................................................            --                (1,055,134)
                                                                   ------------            ------------
                                                                           --                (1,251,302)
                                                                   ------------            ------------
Net increase (decrease) from fund share transactions (Note 7)         4,668,816              (8,364,272)
                                                                   ------------            ------------
Total increase (decrease) in net
  assets ......................................................       8,772,133             (15,372,805)
NET ASSETS
Beginning of year .............................................      18,781,005              27,553,138
                                                                   ------------            ------------
End of year ...................................................    $ 27,553,138            $ 12,180,333
                                                                   ============            ============

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH ATHLETES FUND

-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------
June 30, 2001

NOTE 1

State Street Research Athletes Fund is a series of State Street Research Equity Trust (the "Trust"), which was organized as a Massachusetts business trust in March 1986 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust presently consists of four separate funds: State Street Research Athletes Fund, State Street Research Mid-Cap Value Fund, State Street Research Global Resources Fund and State Street Research Large-Cap Value Fund.

The investment objective of the fund is to provide long-term growth of capital. In seeking to achieve its investment objective, the fund invests at least 65% of total assets in stocks and convertible securities of large-size companies. The fund is intended primarily for professional athletes and associated persons.

The fund offers five classes of shares. Class A are subject to an initial sales charge of up to 5.75% and pay annual service and distribution fees equal to 0.30% of average daily net assets. Class B shares are offered only to current shareholders through reinvestment of dividends and distributions or through exchanges from existing Class B accounts of State Street Research Funds. Class B(1) and Class B pay annual service and distribution fees of 1.00% and both classes automatically convert into Class A shares (which pay lower ongoing expenses) at the end of eight years. Class B(1) shares are subject to a contingent deferred sales charge on certain redemptions made within six years of purchase. Class B shares are subject to a contingent deferred sales charge on certain redemptions made within five years of purchase. Class C shares are subject to a contingent deferred sales charge of 1.00% on any shares redeemed within one year of their purchase. Class C shares also pay annual service and distribution fees of 1.00%. Class S shares are only offered through certain retirement accounts, advisory accounts of State Street Research & Management Company (the "Adviser"), an indirect, wholly- owned subsidiary of MetLife, Inc. ("MetLife"), and special programs. No sales charge is imposed at the time of purchase or redemption of Class S shares. Class S shares do not pay any service or distribution fees. The fund's expenses are borne pro-rata by each class, except that each class bears expenses, and has exclusive voting rights with respect to provisions of the plans of distribution, related specifically to that class. The Trustees declare separate dividends on each class of shares.

The following significant policies are consistently followed by the fund in preparing its financial statements, and such policies are in conformity with generally accepted accounting principles for investment companies.

A. INVESTMENT VALUATION
Values for listed securities reflect final sales on national securities exchanges quoted prior to the close of the New York Stock Exchange. Over-the-counter securities quoted on the National Association of Securities Dealers Automated Quotation ("Nasdaq") system are valued at the closing price supplied through such system. In the absence of recorded sales and for those over-the-counter securities not quoted on the Nasdaq system, valuations are at the mean of the closing bid and asked quotations. Short-term securities maturing within sixty days are valued at amortized cost. Other securities, if any, are valued at their fair value as determined in accordance with established methods consistently applied.

B. SECURITY TRANSACTIONS
Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains or losses are reported on the basis of identified cost of securities delivered.

C. NET INVESTMENT INCOME
Interest income is accrued daily as earned. Dividend income is accrued on the ex-dividend date. The fund is charged for expenses directly attributable to it, while indirect expenses are allocated among all funds in the Trust.

D. DIVIDENDS
Dividends from net investment income, if any, are declared and paid or reinvested annually. Net realized capital gains, if any, are distributed annually, unless additional distributions are required for compliance with applicable tax regulations. For the year ended June 30, 2001, the Fund has designated as long-term all of the distributions from net realized gains.

Income dividends and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles.

E. FEDERAL INCOME TAXES
No provision for federal income taxes is necessary because the fund has elected to qualify under Subchapter M of the Internal Revenue Code and its policy is to distribute all of its taxable income, including net realized capital gains, within the prescribed time periods.

F. DEFERRED ORGANIZATION COSTS
Certain costs incurred in the organization and registration of the fund were capitalized and are being amortized under the straight-line method over a period of five years. Effective August 1, 2001, the amortization of these costs will be accelerated to coincide with the estimated September 14, 2001 liquidation of the Fund.

G. ESTIMATES
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

H. SECURITIES LENDING
The fund may seek additional income by lending portfolio securities to qualified institutions. The fund will receive cash or securities as collateral in an amount equal to at least 100% of the current market value of any loaned securities plus accrued interest. By reinvesting any cash collateral it receives in these transactions, the fund could realize additional gains and losses. If the borrower fails to return the securities and the value of the collateral has declined during the term of the loan, the fund will bear the loss. At June 30, 2001, the value of the securities loaned and the value of collateral were $854,570 and $877,268 (all consisting of cash collateral invested in State Street Navigator Securities Lending Prime Portfolio), respectively. During the year ended June 30, 2001, income from securities lending amounted to $9,527, and is included in interest income.

NOTE 2

The Trust and the Adviser have entered into an agreement under which the Adviser earns monthly fees at an annual rate of 0.65% of the fund's average daily net assets. In consideration of these fees, the Adviser furnishes the fund with management, investment advisory, statistical and research facilities and services. The Adviser also pays all salaries, rent and certain other expenses of management. During the year ended June 30, 2001, the fees pursuant to such agreement amounted to $128,064.

State Street Research Service Center, a division of State Street Research Investment Services, Inc., the Trust's principal underwriter (the "Distributor"), an indirect, wholly-owned subsidiary of MetLife, provides certain shareholder services to the fund such as responding to inquiries and instructions from investors with respect to the purchase and redemption of shares of the fund. Total shareholder service costs are allocated to each fund in the same ratios as the transfer agent costs. During the year ended June 30, 2001, the amount of such expenses was $38,562.

The fund has entered into an arrangement with its transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expense. During the year ended June 30, 2001, the fund's transfer agent fees were reduced by $678 under this arrangement.

The fees of the Trustees not currently affiliated with the Adviser amounted to $9,131 during the year ended June 30, 2001.

The fund has agreed to pay the Adviser for certain administrative costs incurred in providing other assistance and services to the fund. The fee was based on a fixed amount that has been allocated equally among State Street Research funds. During the year ended June 30, 2001, the amount of such expenses was $97,532.

NOTE 3

The Distributor and its affiliates may from time to time and in varying amounts voluntarily assume some portion of fees or expenses relating to the fund. During the year ended June 30, 2001, the amount of such expenses assumed by the Distributor and its affiliates was $380,744.

NOTE 4

For the year ended June 30, 2001, purchases and sales of securities, exclusive of short-term obligations, aggregated $19,577,158 and $28,932,840, respectively.

NOTE 5

The Trust has adopted plans of distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Under the Plans, the fund pays annual service fees to the Distributor at a rate of 0.25% of average daily net assets for Class A, Class B(1), Class B and Class C shares. The fund pays annual distribution fees of 0.05% of average daily net assets for Class A shares and 0.75% of average daily net assets for Class B(1), Class B and Class C shares. The Distributor uses such payments for personal service and/or the maintenance or servicing of shareholder accounts, to compensate or reimburse securities dealers for distribution and marketing services, to furnish ongoing assistance to investors and to defray a portion of its distribution and marketing expenses. For the year ended June 30, 2001, fees pursuant to such plans amounted to $4,291, $8,403, $8,107 and $7,053 for Class A, Class B(1), Class B and Class C shares, respectively.

The fund has been informed that the Distributor and MetLife Securities, Inc., a wholly owned subsidiary of MetLife, earned initial sales charges aggregating $230 and $116, respectively, on sales of Class A shares of the fund during the year ended June 30, 2001, and that MetLife Securities, Inc. earned commissions aggregating $2,130 and $30 on sales of Class B(1) and Class C shares, respectively, and the Distributor collected contingent deferred sales charges aggregating $354 and $252 on redemptions of Class B(1) and Class B shares, respectively, during the same period.

NOTE 6

At a meeting held on August 1, 2001, the Board of Trustees voted to liquidate the fund and to distribute the proceeds of such liquidation to the shareholders of the fund on or about September 14, 2001.

NOTE 7

The Trustees have the authority to issue an unlimited number of shares of beneficial interest, $.001 par value per share. At June 30, 2001, MetLife owned 74,709 Class A shares, 62,757 Class B(1) shares, 74,771 Class B shares, 74,768 Class C shares and 460,596 Class S shares of the fund.

Share transactions were as follows:
                                                            YEARS ENDED JUNE 30
                                    ------------------------------------------------------------------
                                                 2000                               2001
                                    -------------------------------  ---------------------------------
CLASS A                                SHARES           AMOUNT           SHARES            AMOUNT
------------------------------------------------------------------------------------------------------
Shares sold ......................        36,420       $   385,601           32,935      $     299,992
Issued upon reinvestment of
  distribution from capital gains             --                --            5,497             61,860
Shares redeemed ..................      (149,459)       (1,686,038)         (15,218)          (128,741)
                                        --------       -----------       ----------      -------------
Net increase (decrease) ..........      (113,039)      ($1,300,437)          23,214      $     233,111
                                        ========       ===========       ==========      =============

CLASS B(1)                             SHARES           AMOUNT           SHARES            AMOUNT
------------------------------------------------------------------------------------------------------
Shares sold ......................        17,635       $   173,464           17,158      $     154,195
Issued upon reinvestment of
  distribution from capital gains             --                --            3,799             41,978
Shares redeemed ..................        (4,146)          (46,345)          (6,913)           (52,512)
                                        --------       -----------       ----------      -------------
Net increase .....................        13,489       $   127,119           14,044      $     143,661
                                        ========       ===========       ==========      =============

CLASS B                                SHARES           AMOUNT           SHARES            AMOUNT
------------------------------------------------------------------------------------------------------
Shares sold ......................         5,767       $    55,746            5,175      $      40,933
Issued upon reinvestment of
  distribution from capital gains             --                --            3,356             38,858
Shares redeemed ..................        (7,534)          (83,078)          (1,781)           (15,487)
                                        --------       -----------       ----------      -------------
Net increase (decrease) ..........        (1,767)      ($   27,332)           6,750      $      64,304
                                        ========       ===========       ==========      =============

CLASS C                                SHARES           AMOUNT           SHARES            AMOUNT
------------------------------------------------------------------------------------------------------
Shares sold ......................            --       $        --              618      $       5,243
Issued upon reinvestment of
  distribution from capital gains             --                --            3,416             37,776
Shares redeemed ..................            --                --             (255)            (2,171)
                                        --------       -----------       ----------      -------------
Net increase .....................            --       $        --            3,779      $      40,848
                                        ========       ===========       ==========      =============

CLASS S                                SHARES           AMOUNT           SHARES            AMOUNT
------------------------------------------------------------------------------------------------------
Shares sold ......................       748,881       $ 8,031,791          129,629      $   1,240,620
Issued upon reinvestment of
  distribution from capital gains             --                --           27,384            309,988
Shares redeemed ..................      (209,021)       (2,162,325)      (1,123,993)       (10,396,804)
                                        --------       -----------       ----------      -------------
Net increase (decrease) ..........       539,860       $ 5,869,466         (966,980)     ($  8,846,196)
                                        ========       ===========       ==========      =============

STATE STREET RESEARCH ATHLETES FUND

-----------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
-----------------------------------------------------------------------------------------------------------------------

For a share outstanding throughout each year:
                                                                                CLASS A
                                           ----------------------------------------------------------------------------
                                            MARCH 27, 1998
                                           (COMMENCEMENT OF                          YEARS ENDED JUNE 30
                                            OPERATIONS) TO         ----------------------------------------------------
                                           JUNE 30, 1998(a)          1999(a)              2000(a)                2001(a)
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR ($)           7.00                 7.36                 9.29                   11.18
                                                -----                -----                -----                   -----
  Net investment income (loss) ($)*              --                  (0.03)               (0.06)                  (0.05)
  Net realized and unrealized gain
    (loss) on investments ($)                    0.36                 1.97                 1.95                   (2.72)
                                                -----                -----                -----                   -----
TOTAL FROM INVESTMENT OPERATIONS ($)             0.36                 1.94                 1.89                   (2.77)
                                                -----                -----                -----                   -----
  Dividend from net investment income ($)        --                  (0.01)                --                      --
  Distribution from capital gains ($)            --                   --                   --                     (0.52)
                                                -----                -----                -----                   -----
TOTAL DISTRIBUTIONS ($)                          --                  (0.01)                --                     (0.52)
                                                -----                -----                -----                   -----
NET ASSET VALUE, END OF YEAR ($)                 7.36                 9.29                11.18                    7.89
                                                =====                =====                =====                   =====
Total return (b) (%)                             5.14(d)             26.32                20.34                   (26.19)

RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year ($ thousands)           797                2,336                1,549                   1,277
Expense ratio (%)*                               1.25(e)              1.25                 1.28                    1.30
Expense ratio after expense reductions (%)*      1.25(e)              1.25                 1.26                    1.30
Ratio of net investment income (loss) to
  average net assets (%)*                        0.25(e)             (0.41)               (0.56)                  (0.53)
Portfolio turnover rate (%)                     30.76               141.92                89.55                   99.26
* Reflects voluntary reduction of expenses
  of these amounts (Note 3) (%)                  0.97(e)              0.78                 1.14                    1.93


                                                                                        CLASS B(1)
                                                          --------------------------------------------------------------
                                                                                    YEARS ENDED JUNE 30
                                                          --------------------------------------------------------------
                                                                1999(a)(c)              2000(a)                  2001(a)
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR ($)                          8.34                     9.20                    10.99
                                                               -----                    -----                    -----
  Net investment loss ($)*                                     (0.05)                   (0.14)                   (0.11)
  Net realized and unrealized gain (loss) on investments ($)    0.91                     1.93                    (2.66)
                                                               -----                    -----                    -----
TOTAL FROM INVESTMENT OPERATIONS ($)                            0.86                     1.79                    (2.77)
                                                               -----                    -----                    -----
  Distribution from capital gains ($)                             --                       --                    (0.52)
                                                               -----                    -----                    -----
TOTAL DISTRIBUTIONS ($)                                           --                       --                    (0.52)
                                                               -----                    -----                    -----
NET ASSET VALUE, END OF YEAR ($)                                9.20                    10.99                     7.70
                                                               =====                    =====                     ====
Total return(b) (%)                                            10.31(d)                 19.46                   (26.66)

RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year ($ thousands)                          634                      906                      743
Expense ratio (%)*                                              2.00(e)                  2.02                     2.00
Expense ratio after expense reductions (%)*                     2.00(e)                  2.00                     2.00
Ratio of net investment loss to average net assets (%)*        (1.27)(e)                (1.30)                   (1.24)
Portfolio turnover rate (%)                                   141.92                    89.55                    99.26

* Reflects voluntary reduction of expenses of these
  amounts (Note 3) (%)                                          1.76(e)                  1.19                     1.93

----------------------------------------------------------------------------------------------------------------------
(a) Per-share figures have been calculated using the average shares method.
(b) Does not reflect any front-end or contingent deferred sales charges. Total return would be lower if the distributor and its affiliates had not voluntarily reduced a portion of the fund's expenses.
(c) January 1, 1999 (commencement of share class) to June 30, 1999.
(d) Not annualized.
(e) Annualized.

STATE STREET RESEARCH ATHLETES FUND

-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
                                                                               CLASS B
                                           ----------------------------------------------------------------------------
                                            MARCH 27, 1998
                                           (COMMENCEMENT OF                          YEARS ENDED JUNE 30
                                            OPERATIONS) TO         ----------------------------------------------------
                                           JUNE 30, 1998(a)          1999(a)              2000(a)                2001(a)
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR ($)           7.00                 7.34                 9.20                   11.00
                                                -----                -----                -----                   -----
  Net investment loss ($)*                      (0.01)               (0.09)               (0.13)                  (0.12)
  Net realized and unrealized gain (loss) on
    investments ($)                              0.35                 1.95                 1.93                   (2.66)
                                                -----                -----                -----                   -----
TOTAL FROM INVESTMENT OPERATIONS ($)             0.34                 1.86                 1.80                   (2.78)
                                                -----                -----                -----                   -----
  Distribution from capital gains ($)            --                   --                   --                     (0.52)
                                                -----                -----                -----                   -----
TOTAL DISTRIBUTIONS ($)                          --                   --                   --                     (0.52)
                                                -----                -----                -----                   -----
NET ASSET VALUE, END OF YEAR ($)                 7.34                 9.20                11.00                    7.70
                                                =====                =====                =====                   =====
Total return (b) (%)                             4.86(d)             25.34                19.57                   (26.72)

RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year ($ thousands)           530                  795                  930                     704
Expense ratio (%)*                               2.00(e)              2.00                 2.02                    2.00
Expense ratio after expense reductions (%)*      2.00(e)              2.00                 2.00                    2.00
Ratio of net investment loss to average net
  assets (%)*                                   (0.44)(e)            (1.12)               (1.30)                  (1.25)
Portfolio turnover rate (%)                     30.76               141.92                89.55                   99.26
* Reflects voluntary reduction of expenses of
  these amounts (Note 3) (%)                     0.97(e)              1.83                 1.18                    1.93

                                                                                CLASS C
                                           ----------------------------------------------------------------------------
                                            MARCH 27, 1998
                                           (COMMENCEMENT OF                          YEARS ENDED JUNE 30
                                            OPERATIONS) TO         ----------------------------------------------------
                                           JUNE 30, 1998(a)          1999(a)              2000(a)                2001(a)
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR ($)           7.00                 7.34                 9.21                   11.00
                                                -----                -----                -----                   -----
  Net investment loss ($)*                      (0.01)               (0.09)               (0.13)                  (0.12)
  Net realized and unrealized gain (loss) on
    investments ($)                              0.35                 1.96                 1.92                   (2.65)
                                                -----                -----                -----                   -----
TOTAL FROM INVESTMENT OPERATIONS ($)             0.34                 1.87                 1.79                   (2.77)
                                                -----                -----                -----                   -----
  Distribution from capital gains ($)            --                   --                   --                     (0.52)
                                                -----                -----                -----                   -----
TOTAL DISTRIBUTIONS ($)                          --                   --                   --                     (0.52)
                                                -----                -----                -----                   -----
NET ASSET VALUE, END OF YEAR ($)                 7.34                 9.21                11.00                    7.71
                                                =====                =====                =====                   =====
Total return (b) (%)                             4.86(d)             25.48                19.44                   (26.63)

RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year ($ thousands)           525                  673                  804                     592
Expense ratio (%)*                               2.00(e)              2.00                 2.02                    2.00
Expense ratio after expense reductions (%)*      2.00(e)              2.00                 2.00                    2.00
Ratio of net investment loss to average net
  assets (%)*                                   (0.43)(e)            (1.12)               (1.29)                  (1.25)
Portfolio turnover rate (%)                     30.76               141.92                89.55                   99.26
* Reflects voluntary reduction of expenses of
  these amounts (Note 3) (%)                     0.97(e)              1.97                 1.19                    1.93

------------------------------------------------------------------------------------------------------------------------
(a) Per-share figures have been calculated using the average shares method.
(b) Does not reflect any front-end or contingent deferred sales charges. Total return would be lower if the distributor and its affiliates had not voluntarily reduced a portion of the fund's expenses.
(c) January 1, 1999 (commencement of share class) to June 30, 1999.
(d) Not annualized.
(e) Annualized.

STATE STREET RESEARCH ATHLETES FUND

-----------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (cont'd)
-----------------------------------------------------------------------------------------------------------------------
                                                                               CLASS S
                                           ----------------------------------------------------------------------------
                                            MARCH 27, 1998
                                           (COMMENCEMENT OF                          YEARS ENDED JUNE 30
                                            OPERATIONS) TO         ----------------------------------------------------
                                           JUNE 30, 1998(a)          1999(a)              2000(a)                2001(a)
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR ($)           7.00                 7.36                 9.31                   11.23
                                                -----                -----                -----                   -----
  Net investment income (loss) ($)*              0.01                (0.01)               (0.03)                  (0.03)
  Net realized and unrealized gain (loss) on
    investments ($)                              0.35                 1.97                 1.95                   (2.71)
                                                -----                -----                -----                   -----
TOTAL FROM INVESTMENT OPERATIONS ($)             0.36                 1.96                 1.92                   (2.74)
                                                -----                -----                -----                   -----
  Dividend from net investment income ($)        --                  (0.01)                --                      --
  Distribution from capital gains ($)            --                   --                   --                     (0.52)
                                                -----                -----                -----                   -----
TOTAL DISTRIBUTIONS ($)                          --                  (0.01)                --                     (0.52)
                                                -----                -----                -----                   -----
NET ASSET VALUE, END OF YEAR ($)                 7.36                 9.31                11.23                    7.97
                                                =====                =====                =====                   =====
Total return (b) (%)                             5.14(d)             26.62                20.62                   (25.79)

RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year ($ thousands)         8,070                14,343               23,364                  8,864
Expense ratio (%)*                               1.00(e)              1.00                 1.02                    1.00
Expense ratio after expense
  reductions (%)*                                1.00(e)              1.00                 1.00                    1.00
Ratio of net investment income (loss) to
  average net assets (%)*                        0.46(e)             (0.14)               (0.30)                  (0.26)
Portfolio turnover rate (%)                     30.76               141.92                89.55                   99.26
* Reflects voluntary reduction of expenses of
  these amounts (Note 3) (%)                     0.97(e)              1.66                 1.22                    1.93
------------------------------------------------------------------------------------------------------------------------
(a) Per-share figures have been calculated using the average shares method.
(b) Does not reflect any front-end or contingent deferred sales charges. Total return would be lower if the distributor and its affiliates had not voluntarily reduced a portion of the fund's expenses.
(c) January 1, 1999 (commencement of share class) to June 30, 1999.
(d) Not annualized.
(e) Annualized.

-------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
-------------------------------------------------------------------------------

TO THE TRUSTEES OF STATE STREET RESEARCH
EQUITY TRUST AND THE SHAREHOLDERS OF
STATE STREET RESEARCH ATHLETES FUND:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of State Street Research Athletes Fund (a series of State Street Research Equity Trust, hereafter referred to as the "Trust") at June 30, 2001, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

As described in Note 6, the board of trustees voted to liquidate the Fund on or about September 14, 2001.

PricewaterhouseCoopers LLP
Boston, Massachusetts
August 10, 2001

STATE STREET RESEARCH ATHLETES FUND

-------------------------------------------------------------------------------
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
-------------------------------------------------------------------------------

Class A shares of Athletes Fund returned -26.19% for the 12 months ended June 30, 2001 [does not reflect sales charge]. That was significantly less than the S&P 500 Index, which returned -14.82% for the same period.(1)

The fund was hurt by investments in technology and telecommunications, especially communications equipment companies such as Corning, JDS Uniphase, Cisco and EMC. Selected drugstore and supermarket holdings also dragged performance down as did natural gas stocks. Anadarko Petroleum and Burlington Resources both underperformed as a result of falling commodity prices.

Among the fund's strongest performing industries were retail, consumer staples and pharmaceuticals. In those segments, Bed Bath and Beyond, CVS, Anheuser-Busch, Baxter and Abbott Labs made the most positive contributions. Financial services was also strong, thanks to declining interest rates. The insurance sector benefited from rising prices early in the year, and our investments did well. The industry gave back some of its gains in the second half of the period, but we held on to our positions on expectations that they could go higher. We also added Lehman Brothers in the financial services sector, which we believe could benefit from lower interest rates and an improving market environment.

June 30, 2001

Keep in mind that past performance is no guarantee of future results. The fund's share price, yield and return will fluctuate, and you may have a gain or loss when you sell your shares. All returns assume reinvestment of capital gains distributions and income dividends at net asset value. Performance reflects a maximum 5.75% Class A share front-end sales charge, or 5% Class B
(1) or Class B share or 1% Class C share contingent deferred sales charge, where applicable. Class S shares, offered without a sales charge, are available through certain employee benefit plans and special programs. The S&P 500 Index (officially "Standard & Poor's 500 Composite Stock Price Index") is an unmanaged index of 500 U.S. stocks. The index does not take transaction charges into consideration. It is not possible to invest directly in the index.

                          CHANGE IN VALUE OF $10,000
                          BASED ON THE S&P 500 INDEX
                    COMPARED TO CHANGE IN VALUE OF $10,000
                          INVESTED IN ATHLETES FUND

CLASS A SHARES

               ---------------------------------------------
                       Average Annual Total Return
               ---------------------------------------------
                1 Year        3 Years        Life of Fund
               ---------------------------------------------
               -30.43%         1.88%            3.30%
               ---------------------------------------------

                             Athletes Fund      S&P 500 Index
               "3/98"         $ 9,425             $10,000
               "6/98"           9,340              10,332
               "6/99"          11,798              12,682
               "6/00"          14,198              13,602
               "6/01"          10,480              11,586

CLASS B(1) SHARES

               ---------------------------------------------
                       Average Annual Total Return
               ---------------------------------------------
                1 Year        3 Years        Life of Fund
               ---------------------------------------------
               -30.16%         2.22%            3.57%
               ---------------------------------------------

                             Athletes Fund      S&P 500 Index
               "3/98"         $10,000             $10,000
               "6/98"          10,486              10,332
               "6/99"          13,143              12,682
               "6/00"          15,700              13,602
               "6/01"          11,215              11,586

CLASS B SHARES

               ---------------------------------------------
                       Average Annual Total Return
               ---------------------------------------------
                1 Year        3 Years        Life of Fund
               ---------------------------------------------
               -30.22%         2.22%            3.57%
               ---------------------------------------------

                             Athletes Fund      S&P 500 Index
               "3/98"         $10,000             $10,000
               "6/98"          10,486              10,332
               "6/99"          13,143              12,682
               "6/00"          15,700              13,602
               "6/01"          11,215              11,586

CLASS C SHARES

               ---------------------------------------------
                       Average Annual Total Return
               ---------------------------------------------
                1 Year        3 Years        Life of Fund
               ---------------------------------------------
               -27.33%         3.21%            4.45%
               ---------------------------------------------

                             Athletes Fund      S&P 500 Index
               "3/98"         $10,000             $10,000
               "6/98"          10,486              10,332
               "6/99"          13,157              12,682
               "6/00"          15,714              13,602
               "6/01"          11,529              11,586

CLASS S SHARES

               ---------------------------------------------
                       Average Annual Total Return
               ---------------------------------------------
                1 Year        3 Years        Life of Fund
               ---------------------------------------------
               -25.79%         4.27%            5.52%
               ---------------------------------------------

                             Athletes Fund      S&P 500 Index
               "3/98"         $10,000             $10,000
               "6/98"          10,514              10,332
               "6/99"          13,313              12,682
               "6/00"          16,059              13,602
               "6/01"          11,918              11,586

--------- Athletes Fund   . . . . . S&P 500 Index

STATE STREET RESEARCH ATHLETES FUND

------------------------------------------------------------------------------------------------------------------
FUND INFORMATION, OFFICERS AND TRUSTEES OF STATE STREET RESEARCH EQUITY TRUST
------------------------------------------------------------------------------------------------------------------

FUND INFORMATION                           OFFICERS                               TRUSTEES

STATE STREET RESEARCH                      RICHARD S. DAVIS                       RICHARD S. DAVIS
ATHLETES FUND                              Chairman of the Board,                 Chairman of the Board, President
One Financial Center                       President and Chief                    and Chief Executive Officer,
Boston, MA 02111                           Executive Officer                      State Street Research &
                                                                                  Management Company
INVESTMENT ADVISER                         JOHN S. LOMBARDO
State Street Research &                    Vice President                         BRUCE R. BOND
Management Company                                                                Former Chairman of the Board
One Financial Center                       DANIEL J. RICE III                     Chief Executive Officer and
Boston, MA 02111                           Vice President                         President, PicturTel Corporation

DISTRIBUTOR                                JAMES M. WEISS                         STEVE A. GARBAN
State Street Research                      Vice President                         Former Senior Vice President
Investment Services, Inc.                                                         for Finance and Operations and
One Financial Center                       PETER A. ZUGER                         Treasurer, The Pennsylvania
Boston, MA 02111                           Vice President                         State University

SHAREHOLDER SERVICES                       DOUGLAS A. ROMICH                      DEAN O. MORTON
State Street Research                      Treasurer                              Former Executive Vice President
Service Center                                                                    Chief Operating Officer
P.O. Box 8408                              EDWARD T. GALLIVAN, JR.                and Director, Hewlett-Packard
Boston, MA 02266-8408                      Assistant Treasurer                    Company
1-87-SSR-FUNDS (1-877-773-8637)
                                           FRANCIS J. MCNAMARA, III               SUSAN M. PHILLIPS
CUSTODIAN                                  Secretary and General Counsel          Dean, School of Business and
State Street Bank and                                                             Public Management, George
Trust Company                              DARMAN A. WING                         Washington University; former
225 Franklin Street                        Assistant Secretary and                Member of the Board of Governors
Boston, MA 02110                           Assistant General Counsel              of the Federal Reserve System and
                                                                                  Chairman and Commissioner of
LEGAL COUNSEL                              SUSAN E. BREEN                         the Commodity Futures Trading
Goodwin Procter LLP                        Assistant Secretary                    Commission
Exchange Place
Boston, MA 02109                           AMY L. SIMMONS                         TOBY ROSENBLATT
                                           Assistant Secretary                    President,
INDEPENDENT ACCOUNTANTS                                                           Founders Investments Ltd.
PricewaterhouseCoopers LLP
160 Federal Street                                                                MICHAEL S. SCOTT MORTON
Boston, MA 02110                                                                  Jay W. Forrester Professor of
                                                                                  Management, Sloan School of
                                                                                  Management, Massachusetts
                                                                                  Institute of Technology

STATE STREET RESEARCH ATHLETES FUND
One Financial Center
Boston, MA 02111-2690


QUESTIONS? COMMENTS?
E-MAIL us at:
        info@ssrfunds.com
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[Logo] STATE STREET RESEARCH

(C)2001 State Street Research Investment Services, Inc., One Financial Center, Boston, MA 02111

This report is prepared for the general information of current shareholders.

This publication must be preceded or accompanied by a current State Street Research Athletes Fund prospectus.

When used after September 30, 2001, this report must be accompanied by a current Quarterly Performance Update.

Portfolio changes should not be considered recommendations for action by individual investors.

The Dalbar awards recognize quality shareholder service and should not be considered a rating of fund performance. The survey included mutual fund complexes that volunteered or were otherwise selected to participate and was not industrywide.


CONTROL NUMBER: (exp0802) SSR-LD                                   AT-2188-0801